UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023 through October 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Reports to Stockholders.

(a)

Manning & Napier Equity Series Tailored Shareholder Report MNEQY-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Equity Series ticker: EXEYX

This annual shareholder report contains important information about Equity Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$121	1.05%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered meaningfully positive returns but underperformed its benchmark, the Russell 3000 Index, for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from its focus within the U.S. equity market. Stocks rallied on the back of positive investor sentiment driven by a resilient U.S. economy. Returns were also more broadly distributed across the market than the previous year. Although the Series largely participated in the strong period for stock returns, underperformance relative to the benchmark was primarily driven by individual stock outcomes, mostly concentrated within the Consumer, Health Care, and Industrials sectors.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular trends, while also selectively identifying pockets of opportunity in more cyclical industries.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and two appropriate broad-based securities market indices that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Equity Series - S	30.90%	13.39%	11.72%
MSCI USA IMI	37.40%	14.25%	11.97%
Russell 3000®	37.86%	14.60%	12.44%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell and MSCI), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Equity Series Tailored Shareholder Report MNEQY-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$70,600,223
Number of Holdings	46
Annual Portfolio Turnover	57%
Total Advisory Fees Paid (net of reimbursements)	$351,700

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

Materials, 2.2%
Communication Services, 12.9%
Consumer Discretionary, 5.4%
Information Technology, 19.0%
Financials, 20.2%
Real Estate, 4.1%
Industrials, 21.0%
Utilities, 1.6%
Health Care, 9.5%
Consumer Staples, 2.0%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.1
Common Stocks	97.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Equity Series Tailored Shareholder Report MNEQY-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Equity Series ticker: MEYWX

This annual shareholder report contains important information about Equity Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$6	0.05%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered meaningfully positive returns but underperformed its benchmark, the Russell 3000 Index, for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from its focus within the U.S. equity market. Stocks rallied on the back of positive investor sentiment driven by a resilient U.S. economy. Returns were also more broadly distributed across the market than the previous year. Although the Series largely participated in the strong period for stock returns, underperformance relative to the benchmark was primarily driven by individual stock outcomes, mostly concentrated within the Consumer, Health Care, and Industrials sectors.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular trends, while also selectively identifying pockets of opportunity in more cyclical industries.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and two appropriate broad-based securities market indices that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. The Russell 3000® Index is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Equity Series - W	32.21%	14.54%	12.35%
MSCI USA IMI	37.40%	14.25%	11.97%
Russell 3000®	37.86%	14.60%	12.44%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell and MSCI), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Equity Series Tailored Shareholder Report MNEQY-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$70,600,223
Number of Holdings	46
Annual Portfolio Turnover	57%
Total Advisory Fees Paid (net of reimbursements)	$351,700

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.1
Common Stocks	97.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Overseas Series ticker: EXOSX

This annual shareholder report contains important information about Overseas Series Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$84	0.75%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but modestly underperformed its benchmark, the MSCI ACWI ex USA Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. While country and sector positioning decisions were largely positive over the period, the Series' relative underperformance was primarily driven by individual stock results, most notably within the Industrials, Information Technology, and Financials sectors.

Positioning

While the U.S. economy has been surprisingly resilient, we continue to believe that risks to markets remain in place with a cooling job market, rising geopolitical conflict around the world, and elevated security valuations. However, non-U.S. markets may present more attractive opportunities than domestically as some regions are earlier in their economic cycles with runways for growth lying ahead. As a function of these more early-cycle opportunities in foreign markets, we are seeking to take advantage of a wider variety of opportunities between both high-quality long-term positions and more economically sensitive exposures.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and one appropriate broad-based securities market index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Overseas Series - I	23.06%	7.99%	5.57%
MSCI ACWI ex USA	24.33%	5.78%	4.79%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$623,925,803
Number of Holdings	39
Annual Portfolio Turnover	57%
Total Advisory Fees Paid (net of reimbursements)	$1,937,795

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

Financials, 13.8%
Materials, 7.1%
Industrials, 27.8%
Health Care, 11.3%
Information Technology, 18.4%
Communication Services, 6.7%
Consumer Staples, 2.0%
Consumer Discretionary, 8.6%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Common Stocks	95.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Overseas Series ticker: MNOSX

This annual shareholder report contains important information about Overseas Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$117	1.05%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but modestly underperformed its benchmark, the MSCI ACWI ex USA Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. While country and sector positioning decisions were largely positive over the period, the Series' relative underperformance was primarily driven by individual stock results, most notably within the Industrials, Information Technology, and Financials sectors.

Positioning

While the U.S. economy has been surprisingly resilient, we continue to believe that risks to markets remain in place with a cooling job market, rising geopolitical conflict around the world, and elevated security valuations. However, non-U.S. markets may present more attractive opportunities than domestically as some regions are earlier in their economic cycles with runways for growth lying ahead. As a function of these more early-cycle opportunities in foreign markets, we are seeking to take advantage of a wider variety of opportunities between both high-quality long-term positions and more economically sensitive exposures.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and one appropriate broad-based securities market index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through September 21, 2018 (the inception date of the Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares' charges and expenses.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Overseas Series - S	22.68%	7.66%	5.26%
MSCI ACWI ex USA	24.33%	5.78%	4.79%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$623,925,803
Number of Holdings	39
Annual Portfolio Turnover	57%
Total Advisory Fees Paid (net of reimbursements)	$1,937,795

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Common Stocks	95.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-Z-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Overseas Series ticker: MNOZX

This annual shareholder report contains important information about Overseas Series Class Z, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$73	0.65%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but modestly underperformed its benchmark, the MSCI ACWI ex USA Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. While country and sector positioning decisions were largely positive over the period, the Series' relative underperformance was primarily driven by individual stock results, most notably within the Industrials, Information Technology, and Financials sectors.

Positioning

While the U.S. economy has been surprisingly resilient, we continue to believe that risks to markets remain in place with a cooling job market, rising geopolitical conflict around the world, and elevated security valuations. However, non-U.S. markets may present more attractive opportunities than domestically as some regions are earlier in their economic cycles with runways for growth lying ahead. As a function of these more early-cycle opportunities in foreign markets, we are seeking to take advantage of a wider variety of opportunities between both high-quality long-term positions and more economically sensitive exposures.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and one appropriate broad-based securities market index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through May 1, 2018 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Overseas Series - Z	23.20%	8.09%	5.64%
MSCI ACWI ex USA	24.33%	5.78%	4.79%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-Z-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$623,925,803
Number of Holdings	39
Annual Portfolio Turnover	57%
Total Advisory Fees Paid (net of reimbursements)	$1,937,795

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Common Stocks	95.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Overseas Series ticker: MNOWX

This annual shareholder report contains important information about Overseas Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$6	0.05%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but modestly underperformed its benchmark, the MSCI ACWI ex USA Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. While country and sector positioning decisions were largely positive over the period, the Series' relative underperformance was primarily driven by individual stock results, most notably within the Industrials, Information Technology, and Financials sectors.

Positioning

While the U.S. economy has been surprisingly resilient, we continue to believe that risks to markets remain in place with a cooling job market, rising geopolitical conflict around the world, and elevated security valuations. However, non-U.S. markets may present more attractive opportunities than domestically as some regions are earlier in their economic cycles with runways for growth lying ahead. As a function of these more early-cycle opportunities in foreign markets, we are seeking to take advantage of a wider variety of opportunities between both high-quality long-term positions and more economically sensitive exposures.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and one appropriate broad-based securities market index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Overseas Series - W	23.95%	8.74%	5.99%
MSCI ACWI ex USA	24.33%	5.78%	4.79%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Overseas Series Tailored Shareholder Report MNOVS-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$623,925,803
Number of Holdings	39
Annual Portfolio Turnover	57%
Total Advisory Fees Paid (net of reimbursements)	$1,937,795

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Common Stocks	95.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Conservative Term Series ticker: MNCCX

This annual shareholder report contains important information about Pro-Blend® Conservative Term Series Class L, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class L	$170	1.61%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than 10 years. Index returns provided by ICE. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Conservative Term Series - L	11.55%	2.85%	2.80%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Conservative Term Composite Benchmark	13.98%	3.68%	4.12%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$332,785,669
Number of Holdings	256
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$1,409,977

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

Financials, 12.8%
Materials, 1.2%
Industrials, 5.7%
Health Care, 3.1%
Communication Services, 3.4%
Consumer Discretionary, 2.7%
Information Technology, 2.9%
Consumer Staples, 0.6%
Real Estate, 2.9%
Utilities, 1.5%
Energy, 1.9%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment and Assets, Less Liabilities/Liabilities, Less Assets	2.8
Commercial Mortgage-Backed Securities	9.2
Common Stocks	20.5
Asset-Backed Securities	7.2
U.S. Government Agencies	13.8
Foreign Government Bonds	0.4
Municipal Bonds	1.6
Corporate Bonds	18.0
U.S. Treasury Note	26.5

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Conservative Term Series ticker: MNCRX

This annual shareholder report contains important information about Pro-Blend® Conservative Term Series Class R, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$117	1.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than 10 years. Index returns provided by ICE. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Conservative Term Series - R	12.25%	3.38%	3.34%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Conservative Term Composite Benchmark	13.98%	3.68%	4.12%

 The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$332,785,669
Number of Holdings	256
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$1,409,977

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment and Assets, Less Liabilities/Liabilities, Less Assets	2.8
Commercial Mortgage-Backed Securities	9.2
Common Stocks	20.5
Asset-Backed Securities	7.2
U.S. Government Agencies	13.8
Foreign Government Bonds	0.4
Municipal Bonds	1.6
Corporate Bonds	18.0
U.S. Treasury Note	26.5

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Conservative Term Series ticker: EXDAX

This annual shareholder report contains important information about Pro-Blend® Conservative Term Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$96	0.90%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than 10 years. Index returns provided by ICE. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Conservative Term Series - S	12.39%	3.58%	3.58%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Conservative Term Composite Benchmark	13.98%	3.68%	4.12%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$332,785,669
Number of Holdings	256
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$1,409,977

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment and Assets, Less Liabilities/Liabilities, Less Assets	2.8
Commercial Mortgage-Backed Securities	9.2
Common Stocks	20.5
Asset-Backed Securities	7.2
U.S. Government Agencies	13.8
Foreign Government Bonds	0.4
Municipal Bonds	1.6
Corporate Bonds	18.0
U.S. Treasury Note	26.5

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Conservative Term Series ticker: MNCIX

This annual shareholder report contains important information about Pro-Blend® Conservative Term Series Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$69	0.65%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than 10 years. Index returns provided by ICE. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Conservative Term Series - I	12.65%	3.85%	3.82%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Conservative Term Composite Benchmark	13.98%	3.68%	4.12%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$332,785,669
Number of Holdings	256
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$1,409,977

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment and Assets, Less Liabilities/Liabilities, Less Assets	2.8
Commercial Mortgage-Backed Securities	9.2
Common Stocks	20.5
Asset-Backed Securities	7.2
U.S. Government Agencies	13.8
Foreign Government Bonds	0.4
Municipal Bonds	1.6
Corporate Bonds	18.0
U.S. Treasury Note	26.5

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Conservative Term Series ticker: MNCWX

This annual shareholder report contains important information about Pro-Blend® Conservative Term Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$11	0.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The Conservative Term Composite Benchmark is a blend of the Russell 3000® Index (Russell 3000), MSCI ACWI ex USA Index (ACWIxUS), and Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB) in the following weightings: 22% Russell 3000, 8% ACWIxUS, and 70% BIAB through 12/31/2021; and 15% Russell 3000, 5% ACWIxUS, and 80% BIAB beginning 01/01/2022. Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than 10 years. Index returns provided by ICE. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Conservative Term Series - W	13.29%	4.39%	4.05%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Conservative Term Composite Benchmark	13.98%	3.68%	4.12%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Conservative Term Series Tailored Shareholder Report MNPBCO-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$332,785,669
Number of Holdings	256
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$1,409,977

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment and Assets, Less Liabilities/Liabilities, Less Assets	2.8
Commercial Mortgage-Backed Securities	9.2
Common Stocks	20.5
Asset-Backed Securities	7.2
U.S. Government Agencies	13.8
Foreign Government Bonds	0.4
Municipal Bonds	1.6
Corporate Bonds	18.0
U.S. Treasury Note	26.5

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Moderate Term Series ticker: MNMCX

This annual shareholder report contains important information about Pro-Blend® Moderate Term Series Class L, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class L	$196	1.81%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Moderate Term Series - L	16.14%	4.43%	3.70%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Russell 30%/10%/30%/30% Blended Index	19.24%	5.15%	5.28%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$328,607,483
Number of Holdings	239
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$2,003,865

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

Financials, 14.2%
Materials, 1.8%
Industrials, 9.6%
Health Care, 6.2%
Communication Services, 5.6%
Consumer Discretionary, 4.7%
Information Technology, 5.5%
Consumer Staples, 1.1%
Real Estate, 3.2%
Utilities, 1.4%
Energy, 1.4%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Commercial Mortgage-Backed Securities	6.0
Common Stocks	41.3
Asset-Backed Securities	5.2
U.S. Government Agencies	10.7
Foreign Government Bonds	0.4
Municipal Bonds	0.7
Corporate Bonds	13.3
U.S. Treasury Bond	4.2
U.S. Treasury Note	13.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Moderate Term Series ticker: MNMRX

This annual shareholder report contains important information about Pro-Blend® Moderate Term Series Class R, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$139	1.28%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Moderate Term Series - R	16.75%	4.97%	4.22%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Russell 30%/10%/30%/30% Blended Index	19.24%	5.15%	5.28%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$328,607,483
Number of Holdings	239
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$2,003,865

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Commercial Mortgage-Backed Securities	6.0
Common Stocks	41.3
Asset-Backed Securities	5.2
U.S. Government Agencies	10.7
Foreign Government Bonds	0.4
Municipal Bonds	0.7
Corporate Bonds	13.3
U.S. Treasury Bond	4.2
U.S. Treasury Note	13.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Moderate Term Series ticker: EXBAX

This annual shareholder report contains important information about Pro-Blend® Moderate Term Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$115	1.06%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Moderate Term Series - S	16.95%	5.21%	4.47%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Russell 30%/10%/30%/30% Blended Index	19.24%	5.15%	5.28%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$328,607,483
Number of Holdings	239
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$2,003,865

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Commercial Mortgage-Backed Securities	6.0
Common Stocks	41.3
Asset-Backed Securities	5.2
U.S. Government Agencies	10.7
Foreign Government Bonds	0.4
Municipal Bonds	0.7
Corporate Bonds	13.3
U.S. Treasury Bond	4.2
U.S. Treasury Note	13.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Moderate Term Series ticker: MNMIX

This annual shareholder report contains important information about Pro-Blend® Moderate Term Series Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$92	0.85%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Moderate Term Series - I	17.27%	5.44%	4.72%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Russell 30%/10%/30%/30% Blended Index	19.24%	5.15%	5.28%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$328,607,483
Number of Holdings	239
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$2,003,865

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Commercial Mortgage-Backed Securities	6.0
Common Stocks	41.3
Asset-Backed Securities	5.2
U.S. Government Agencies	10.7
Foreign Government Bonds	0.4
Municipal Bonds	0.7
Corporate Bonds	13.3
U.S. Treasury Bond	4.2
U.S. Treasury Note	13.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Moderate Term Series ticker: MNMWX

This annual shareholder report contains important information about Pro-Blend® Moderate Term Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$11	0.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). The 30/10/30/30 Blended Index is 30% Russell 3000® Index (Russell 3000), 10% MSCI ACWI ex USA Index (ACWIxUS), 30% Bloomberg U.S. Aggregate Bond Index (BAB), and 30% Bloomberg U.S. Intermediate Aggregate Bond Index (BIAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). BIAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of greater than one year but less than ten years. Index returns provided by Interactive Data. Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Moderate Term Series - W	18.04%	6.22%	5.03%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.49%
Russell 30%/10%/30%/30% Blended Index	19.24%	5.15%	5.28%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Moderate Term Series Tailored Shareholder Report MNPBMO-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$328,607,483
Number of Holdings	239
Annual Portfolio Turnover	59%
Total Advisory Fees Paid (net of reimbursements)	$2,003,865

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	4.3
Commercial Mortgage-Backed Securities	6.0
Common Stocks	41.3
Asset-Backed Securities	5.2
U.S. Government Agencies	10.7
Foreign Government Bonds	0.4
Municipal Bonds	0.7
Corporate Bonds	13.3
U.S. Treasury Bond	4.2
U.S. Treasury Note	13.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Extended Term Series ticker: MNECX

This annual shareholder report contains important information about Pro-Blend® Extended Term Series Class L, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class L	$195	1.78%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg. The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Extended Term Series - L	19.08%	5.75%	4.78%
MSCI USA IMI	37.40%	14.25%	11.97%
40%/15%/45% Blended Index	23.05%	6.74%	6.54%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$556,355,912
Number of Holdings	241
Annual Portfolio Turnover	71%
Total Advisory Fees Paid (net of reimbursements)	$3,365,349

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

Financials, 15.0%
Materials, 2.1%
Industrials, 12.3%
Health Care, 8.3%
Communication Services, 7.0%
Consumer Discretionary, 5.9%
Information Technology, 7.4%
Consumer Staples, 1.6%
Real Estate, 3.2%
Utilities, 1.5%
Energy, 1.1%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	3.4
Commercial Mortgage-Backed Securities	4.6
Common Stocks	55.2
Asset-Backed Securities	4.4
U.S. Government Agencies	7.8
Foreign Government Bonds	0.2
Municipal Bonds	0.3
Corporate Bonds	10.1
U.S. Treasury Bond	5.1
U.S. Treasury Note	8.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Extended Term Series ticker: MNBRX

This annual shareholder report contains important information about Pro-Blend® Extended Term Series Class R, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$139	1.27%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg. The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Extended Term Series - R	19.66%	6.31%	5.31%
MSCI USA IMI	37.40%	14.25%	11.97%
40%/15%/45% Blended Index	23.05%	6.74%	6.54%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$556,355,912
Number of Holdings	241
Annual Portfolio Turnover	71%
Total Advisory Fees Paid (net of reimbursements)	$3,365,349

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	3.4
Commercial Mortgage-Backed Securities	4.6
Common Stocks	55.2
Asset-Backed Securities	4.4
U.S. Government Agencies	7.8
Foreign Government Bonds	0.2
Municipal Bonds	0.3
Corporate Bonds	10.1
U.S. Treasury Bond	5.1
U.S. Treasury Note	8.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Extended Term Series ticker: MNBAX

This annual shareholder report contains important information about Pro-Blend® Extended Term Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$112	1.02%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg. The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Extended Term Series - S	19.97%	6.55%	5.58%
MSCI USA IMI	37.40%	14.25%	11.97%
40%/15%/45% Blended Index	23.05%	6.74%	6.54%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$556,355,912
Number of Holdings	241
Annual Portfolio Turnover	71%
Total Advisory Fees Paid (net of reimbursements)	$3,365,349

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	3.4
Commercial Mortgage-Backed Securities	4.6
Common Stocks	55.2
Asset-Backed Securities	4.4
U.S. Government Agencies	7.8
Foreign Government Bonds	0.2
Municipal Bonds	0.3
Corporate Bonds	10.1
U.S. Treasury Bond	5.1
U.S. Treasury Note	8.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Extended Term Series ticker: MNBIX

This annual shareholder report contains important information about Pro-Blend® Extended Term Series Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$85	0.77%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg. The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Extended Term Series - I	20.23%	6.79%	5.83%
MSCI USA IMI	37.40%	14.25%	11.97%
40%/15%/45% Blended Index	23.05%	6.74%	6.54%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$556,355,912
Number of Holdings	241
Annual Portfolio Turnover	71%
Total Advisory Fees Paid (net of reimbursements)	$3,365,349

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	3.4
Commercial Mortgage-Backed Securities	4.6
Common Stocks	55.2
Asset-Backed Securities	4.4
U.S. Government Agencies	7.8
Foreign Government Bonds	0.2
Municipal Bonds	0.3
Corporate Bonds	10.1
U.S. Treasury Bond	5.1
U.S. Treasury Note	8.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Extended Term Series ticker: MNBWX

This annual shareholder report contains important information about Pro-Blend® Extended Term Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$11	0.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg. The 40/15/45 Blended Index is 40% Russell 3000® Index (Russell 3000), 15% MSCI ACWI ex USA Index (ACWIxUS), and 45% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Extended Term Series - W	21.08%	7.54%	6.13%
MSCI USA IMI	37.40%	14.25%	11.97%
40%/15%/45% Blended Index	23.05%	6.74%	6.54%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Extended Term Series Tailored Shareholder Report MNPBEX-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$556,355,912
Number of Holdings	241
Annual Portfolio Turnover	71%
Total Advisory Fees Paid (net of reimbursements)	3,365,349

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Other Assets, Less Liabilities	3.4
Commercial Mortgage-Backed Securities	4.6
Common Stocks	55.2
Asset-Backed Securities	4.4
U.S. Government Agencies	7.8
Foreign Government Bonds	0.2
Municipal Bonds	0.3
Corporate Bonds	10.1
U.S. Treasury Bond	5.1
U.S. Treasury Note	8.9

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Maximum Term Series ticker: MNHCX

This annual shareholder report contains important information about Pro-Blend® Maximum Term Series Class L, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class L	$207	1.84%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg.

The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Maximum Term Series - L	25.44%	9.10%	7.64%
MSCI USA IMI	37.40%	14.25%	11.97%
65%/20%/15% Blended Index	30.75%	10.69%	9.37%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-L-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$469,264,556
Number of Holdings	281
Annual Portfolio Turnover	60%
Total Advisory Fees Paid (net of reimbursements)	$2,793,801

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

Industrials, 16.5%
Information Technology, 16.8%
Financials, 17.2%
Materials, 2.8%
Health Care, 12.0%
Communication Services, 8.6%
Consumer Discretionary, 7.5%
Consumer Staples, 2.0%
Real Estate, 3.1%
Energy, 1.0%
Utilities, 1.7%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.5
Common Stocks	85.4
Corporate Bonds	4.4
U.S. Treasury Bond	2.0
U.S. Treasury Note	5.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Maximum Term Series ticker: MNHRX

This annual shareholder report contains important information about Pro-Blend® Maximum Term Series Class R, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$147	1.30%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg.

The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Maximum Term Series - R	26.18%	9.69%	8.20%
MSCI USA IMI	37.40%	14.25%	11.97%
65%/20%/15% Blended Index	30.75%	10.69%	9.37%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-R-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$469,264,556
Number of Holdings	281
Annual Portfolio Turnover	60%
Total Advisory Fees Paid (net of reimbursements)	$2,793,801

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.5
Common Stocks	85.4
Corporate Bonds	4.4
U.S. Treasury Bond	2.0
U.S. Treasury Note	5.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Maximum Term Series ticker: EXHAX

This annual shareholder report contains important information about Pro-Blend® Maximum Term Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$125	1.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg.

The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Maximum Term Series - S	26.38%	9.90%	8.45%
MSCI USA IMI	37.40%	14.25%	11.97%
65%/20%/15% Blended Index	30.75%	10.69%	9.37%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$469,264,556
Number of Holdings	281
Annual Portfolio Turnover	60%
Total Advisory Fees Paid (net of reimbursements)	$2,793,801

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.5
Common Stocks	85.4
Corporate Bonds	4.4
U.S. Treasury Bond	2.0
U.S. Treasury Note	5.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Maximum Term Series ticker: MNHIX

This annual shareholder report contains important information about Pro-Blend® Maximum Term Series Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$96	0.85%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg.

The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Maximum Term Series - I	26.78%	10.20%	8.72%
MSCI USA IMI	37.40%	14.25%	11.97%
65%/20%/15% Blended Index	30.75%	10.69%	9.37%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$469,264,556
Number of Holdings	281
Annual Portfolio Turnover	60%
Total Advisory Fees Paid (net of reimbursements)	$2,793,801

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.5
Common Stocks	85.4
Corporate Bonds	4.4
U.S. Treasury Bond	2.0
U.S. Treasury Note	5.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Pro-Blend® Maximum Term Series ticker: MNHWX

This annual shareholder report contains important information about Pro-Blend® Maximum Term Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$11	0.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive double-digit returns but underperformed its blended benchmark for the 12-month period ending 10/31/2024.

What factors influenced performance?

The Series' positive return benefited from exposure to both equities and fixed income securities with each asset class delivering double-digit returns. Equity markets rallied on the back of a resilient U.S. economy while bond markets benefited from the onset of the Federal Reserve's rate cut cycle contributing to interest rates falling across the yield curve. The Series' underperformance relative to the blended benchmark was primarily driven by an underweight to equities in comparison to the benchmark. Selection within equities was a relative contributor, as was fixed income positioning.

Positioning

Despite risks appearing broadly balanced to the upside and downside, we expect a degree of volatility in markets moving forward. We have positioned the Series with a generally defensive tilt through a primary focus on less economically sensitive businesses and those that can benefit from long-term secular, while also selectively identifying pockets of opportunity in more cyclical industries. Within fixed income, we continue to view securitized debt as relatively attractive and focus on securities with seniority in the capital structure that are backed by asset classes with high-quality fundamentals and low credit risk. Alternatively, we are more cautious on corporate credit as valuations remain elevated.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a blended index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through April 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The MSCI USA Investable Market Index (IMI) is designed to measure large, mid, and small-cap representation across the US market. Index returns provided by Bloomberg.

The 65/20/15 Blended Index is 65% Russell 3000® Index (Russell 3000), 20% MSCI ACWI ex USA Index (ACWIxUS), and 15% Bloomberg U.S. Aggregate Bond Index (BAB). Russell 3000 is an unmanaged index that consists of 3,000 of the largest U.S. companies based on total market capitalization. Index returns provided by Bloomberg. ACWIxUS is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. BAB is an unmanaged, market value-weighted index of U.S. domestic investment grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more. Index returns provided by Intercontinental Exchange (ICE). Index returns do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund's asset allocation will vary over time, the composition of the fund's portfolio may not match the composition of the comparative Indices.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Pro-Blend® Maximum Term Series - W	27.66%	11.01%	9.05%
MSCI USA IMI	37.40%	14.25%	11.97%
65%/20%/15% Blended Index	30.75%	10.69%	9.37%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell, MSCI, and Bloomberg), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Pro-Blend® Maximum Term Series Tailored Shareholder Report MNPBMA-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$469,264,556
Number of Holdings	281
Annual Portfolio Turnover	60%
Total Advisory Fees Paid (net of reimbursements)	$2,793,801

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	2.5
Common Stocks	85.4
Corporate Bonds	4.4
U.S. Treasury Bond	2.0
U.S. Treasury Note	5.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Disciplined Value Series ticker: MNDFX

This annual shareholder report contains important information about Disciplined Value Series Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$62	0.55%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the Russell 1000 Value Index. This return profile is consistent with the portfolio's history of providing a level of downside risk management during adverse market environments for value stocks, while generally capturing less upside than the benchmark in upward trending equity markets.

What factors influenced performance?

From a factor perspective, the Series' emphasis on above market dividend yielding businesses weighed on relative returns. This was only partially offset by the large to mega-cap nature of the strategy as large cap equities broadly outperformed their smaller cap counterparts. During the strategy's annual reconstitution in 2023, the largest sector allocation increase took place in Energy, resulting in an overweight position relative to the benchmark. While the sector had been a strong performer over the previous several quarters, several companies in the sector were exhibiting improving fundamental metrics that outpaced their strong price gains, resulting in attractive valuations, and were thus added to the portfolio. Since that point, Energy has been a relative laggard, weighing on relative returns.

Positioning

The strategy will remain invested in financially sound companies with sustainable dividend policies trading at attractive valuations. The valuation component seeks to identify companies that trade at an attractive price relative to their underlying earnings power (e.g., free cash flow). We believe that investing in companies with both favorable valuations and a commitment to returning capital to shareholders via dividends results in a strategy that not only provides the potential for competitive returns in positive market environments but also offers downside risk management during market downturns.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI USA Index is a free float-adjusted market capitalization index designed to measure the performance of large and mid-cap segments of the U.S. market. The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Disciplined Value Series - I	26.67%	8.60%	9.28%
MSCI USA	37.82%	14.73%	12.35%
Russell 1000® Value	30.98%	10.14%	8.87%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell and MSCI), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-I-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$189,722,055
Number of Holdings	117
Annual Portfolio Turnover	58%
Total Advisory Fees Paid (net of reimbursements)	$435,321

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

Industrials, 19.8%
Information Technology, 5.2%
Consumer Staples, 8.0%
Materials, 4.1%
Financials, 22.0%
Health Care, 17.1%
Consumer Discretionary, 5.4%
Energy, 16.7%
Communication Services, 1.1%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	0.6
Common Stocks	99.4

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Disciplined Value Series ticker: MDFSX

This annual shareholder report contains important information about Disciplined Value Series Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$85	0.75%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the Russell 1000 Value Index. This return profile is consistent with the portfolio's history of providing a level of downside risk management during adverse market environments for value stocks, while generally capturing less upside than the benchmark in upward trending equity markets.

What factors influenced performance?

From a factor perspective, the Series' emphasis on above market dividend yielding businesses weighed on relative returns. This was only partially offset by the large to mega-cap nature of the strategy as large cap equities broadly outperformed their smaller cap counterparts. During the strategy's annual reconstitution in 2023, the largest sector allocation increase took place in Energy, resulting in an overweight position relative to the benchmark. While the sector had been a strong performer over the previous several quarters, several companies in the sector were exhibiting improving fundamental metrics that outpaced their strong price gains, resulting in attractive valuations, and were thus added to the portfolio. Since that point, Energy has been a relative laggard, weighing on relative returns.

Positioning

The strategy will remain invested in financially sound companies with sustainable dividend policies trading at attractive valuations. The valuation component seeks to identify companies that trade at an attractive price relative to their underlying earnings power (e.g., free cash flow). We believe that investing in companies with both favorable valuations and a commitment to returning capital to shareholders via dividends results in a strategy that not only provides the potential for competitive returns in positive market environments but also offers downside risk management during market downturns.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through the inception of Class S on September 21, 2018 the performance is hypothetical and is based on the historical performance of Class I shares adjusted for Class S shares' charges and expenses.

The MSCI USA Index is a free float-adjusted market capitalization index designed to measure the performance of large and mid-cap segments of the U.S. market. The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Disciplined Value Series - S	26.33%	8.38%	9.03%
MSCI USA	37.82%	14.73%	12.35%
Russell 1000® Value	30.98%	10.14%	8.87%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell and MSCI), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-S-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$189,722,055
Number of Holdings	117
Annual Portfolio Turnover	58%
Total Advisory Fees Paid (net of reimbursements)	$435,321

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	0.6
Common Stocks	99.4

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-Z-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Disciplined Value Series ticker: MDVZX

This annual shareholder report contains important information about Disciplined Value Series Class Z, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$51	0.45%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the Russell 1000 Value Index. This return profile is consistent with the portfolio's history of providing a level of downside risk management during adverse market environments for value stocks, while generally capturing less upside than the benchmark in upward trending equity markets.

What factors influenced performance?

From a factor perspective, the Series' emphasis on above market dividend yielding businesses weighed on relative returns. This was only partially offset by the large to mega-cap nature of the strategy as large cap equities broadly outperformed their smaller cap counterparts. During the strategy's annual reconstitution in 2023, the largest sector allocation increase took place in Energy, resulting in an overweight position relative to the benchmark. While the sector had been a strong performer over the previous several quarters, several companies in the sector were exhibiting improving fundamental metrics that outpaced their strong price gains, resulting in attractive valuations, and were thus added to the portfolio. Since that point, Energy has been a relative laggard, weighing on relative returns.

Positioning

The strategy will remain invested in financially sound companies with sustainable dividend policies trading at attractive valuations. The valuation component seeks to identify companies that trade at an attractive price relative to their underlying earnings power (e.g., free cash flow). We believe that investing in companies with both favorable valuations and a commitment to returning capital to shareholders via dividends results in a strategy that not only provides the potential for competitive returns in positive market environments but also offers downside risk management during market downturns.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March, 1, 2019 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class I shares. Because the Class Z shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

The MSCI USA Index is a free float-adjusted market capitalization index designed to measure the performance of large and mid-cap segments of the U.S. market. The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Disciplined Value Series - Z	26.83%	8.74%	9.35%
MSCI USA	37.82%	14.73%	12.35%
Russell 1000® Value	30.98%	10.14%	8.87%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell and MSCI), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-Z-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$189,722,055
Number of Holdings	117
Annual Portfolio Turnover	58%
Total Advisory Fees Paid (net of reimbursements)	$435,321

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	0.6
Common Stocks	99.4

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Disciplined Value Series ticker: MDVWX

This annual shareholder report contains important information about Disciplined Value Series Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$17	0.15%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the Russell 1000 Value Index. This return profile is consistent with the portfolio's history of providing a level of downside risk management during adverse market environments for value stocks, while generally capturing less upside than the benchmark in upward trending equity markets.

What factors influenced performance?

From a factor perspective, the Series' emphasis on above market dividend yielding businesses weighed on relative returns. This was only partially offset by the large to mega-cap nature of the strategy as large cap equities broadly outperformed their smaller cap counterparts. During the strategy's annual reconstitution in 2023, the largest sector allocation increase took place in Energy, resulting in an overweight position relative to the benchmark. While the sector had been a strong performer over the previous several quarters, several companies in the sector were exhibiting improving fundamental metrics that outpaced their strong price gains, resulting in attractive valuations, and were thus added to the portfolio. Since that point, Energy has been a relative laggard, weighing on relative returns.

Positioning

The strategy will remain invested in financially sound companies with sustainable dividend policies trading at attractive valuations. The valuation component seeks to identify companies that trade at an attractive price relative to their underlying earnings power (e.g., free cash flow). We believe that investing in companies with both favorable valuations and a commitment to returning capital to shareholders via dividends results in a strategy that not only provides the potential for competitive returns in positive market environments but also offers downside risk management during market downturns.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March, 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance for the respective shares will be different only to the extent that the Class I shares have a higher expense ratio.

The MSCI USA Index is a free float-adjusted market capitalization index designed to measure the performance of large and mid-cap segments of the U.S. market. The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Disciplined Value Series - W	27.15%	9.06%	9.54%
MSCI USA	37.82%	14.73%	12.35%
Russell 1000® Value	30.98%	10.14%	8.87%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of each index sponsor (London Stock Exchange Group plc and its group undertakings (Russell and MSCI), their affiliates, and/or their third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Disciplined Value Series Tailored Shareholder Report MNDIV-W-10/24-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$189,722,055
Number of Holdings	117
Annual Portfolio Turnover	58%
Total Advisory Fees Paid (net of reimbursements)	$435,321

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	0.6
Common Stocks	99.4

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-I-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

annual shareholder report Rainier International Discovery ticker: RAIIX

This annual shareholder report contains important information about Rainier International Discovery Class I, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$125	1.15%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. The Series' underperformance relative to the benchmark was primarily a result of individual stock results, notably within the Consumer, Financials, and Industrials sectors. Given the scope of the non-U.S. small cap equity market, individual company outcomes tend to have a more meaningful impact on portfolio results than broader exposures. That said, the Series' underweight to emerging markets during the year was a slight detractor overall.

Positioning

Despite elevated geopolitical turmoil around the world, the Rainier team continues to see pockets of opportunity. Geographically, the portfolio remains overweight to Europe and underweight to the Pacific region. Japan, despite being a relative underweight, remains a primary area of absolute exposure in the portfolio as the business environment and culture in that country continues to improve for shareholders and it is a market that includes many high-quality growing companies. The team is also identifying numerous opportunities in the United Kingdom. Emerging market exposure is underweight relative to benchmark but remains a prominent absolute portion of the portfolio and source of new ideas, most notably in India and Taiwan. India presents a very attractive environment for domestic economic growth.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods prior to August 21, 2017, performance for the Class I Shares is based on the historical performance of the Predecessor Fund's Institutional Shares, and will differ to the extent that the Predecessor Fund's Institutional Shares had a higher expense ratio.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. The MSCI ACWI ex USA Small Cap Growth Index is designed to measure small-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by MorningStar.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Rainier International Discovery Series - I	17.94%	5.56%	6.72%
MSCI ACWI ex USA	24.33%	5.78%	4.79%
MSCI ACWI ex USA Small Cap	23.73%	6.21%	5.76%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-I-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$418,110,083
Number of Holdings	98
Annual Portfolio Turnover	66%
Total Advisory Fees Paid (net of reimbursements)	$4,308,108

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

Information Technology, 18.4%
Industrials, 31.9%
Energy, 2.4%
Health Care, 8.4%
Communication Services, 7.9%
Consumer Discretionary, 7.1%
Real Estate, 2.9%
Consumer Staples, 3.2%
Financials, 11.1%
Materials, 1.3%
Utilities, 0.5%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	4.9
Common Stocks	95.1

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-S-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

annual shareholder report Rainier International Discovery ticker: RISAX

This annual shareholder report contains important information about Rainier International Discovery Class S, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$152	1.40%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. The Series' underperformance relative to the benchmark was primarily a result of individual stock results, notably within the Consumer, Financials, and Industrials sectors. Given the scope of the non-U.S. small cap equity market, individual company outcomes tend to have a more meaningful impact on portfolio results than broader exposures. That said, the Series' underweight to emerging markets during the year was a slight detractor overall.

Positioning

Despite elevated geopolitical turmoil around the world, the Rainier team continues to see pockets of opportunity. Geographically, the portfolio remains overweight to Europe and underweight to the Pacific region. Japan, despite being a relative underweight, remains a primary area of absolute exposure in the portfolio as the business environment and culture in that country continues to improve for shareholders and it is a market that includes many high-quality growing companies. The team is also identifying numerous opportunities in the United Kingdom. Emerging market exposure is underweight relative to benchmark but remains a prominent absolute portion of the portfolio and source of new ideas, most notably in India and Taiwan. India presents a very attractive environment for domestic economic growth.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods between November 30, 2012 and August 21, 2017, performance for Class S is based on the historical performance of the Predecessor Fund's Class A Shares; performance prior to November 30, 2012 is based on the historical performance of the Predecessor Fund's Institutional Shares and adjusted for the Predecessor Fund's Class A Shares expenses. If the sales charges were reflected or if performance had been adjusted to reflect the Class S Shares' expenses, the performance would have been different depending on total expenses incurred by the Predecessor Fund.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. The MSCI ACWI ex USA Small Cap Growth Index is designed to measure small-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by MorningStar.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Rainier International Discovery Series - S	17.62%	5.27%	6.44%
MSCI ACWI ex USA	24.33%	5.78%	4.79%
MSCI ACWI ex USA Small Cap	23.73%	6.21%	5.76%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-S-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$418,110,083
Number of Holdings	98
Annual Portfolio Turnover	66%
Total Advisory Fees Paid (net of reimbursements)	$4,308,108

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	4.9
Common Stocks	95.1

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-Z-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

annual shareholder report Rainier International Discovery ticker: RAIRX

This annual shareholder report contains important information about Rainier International Discovery Class Z, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$109	1.00%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. The Series' underperformance relative to the benchmark was primarily a result of individual stock results, notably within the Consumer, Financials, and Industrials sectors. Given the scope of the non-U.S. small cap equity market, individual company outcomes tend to have a more meaningful impact on portfolio results than broader exposures. That said, the Series' underweight to emerging markets during the year was a slight detractor overall.

Positioning

Despite elevated geopolitical turmoil around the world, the Rainier team continues to see pockets of opportunity. Geographically, the portfolio remains overweight to Europe and underweight to the Pacific region. Japan, despite being a relative underweight, remains a primary area of absolute exposure in the portfolio as the business environment and culture in that country continues to improve for shareholders and it is a market that includes many high-quality growing companies. The team is also identifying numerous opportunities in the United Kingdom. Emerging market exposure is underweight relative to benchmark but remains a prominent absolute portion of the portfolio and source of new ideas, most notably in India and Taiwan. India presents a very attractive environment for domestic economic growth.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Rainier International Discovery Fund (Predecessor Fund), which was managed by Rainier Investment Management, LLC, was reorganized into the Manning & Napier Fund, Inc. Rainier International Discovery Series on August 21, 2017. For periods prior to August 21, 2017, performance for the Class Z Shares is based on the historical performance of the Predecessor Fund's Institutional Shares, and will differ to the extent that the Predecessor Fund's Institutional Shares had a higher expense ratio.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. The MSCI ACWI ex USA Small Cap Growth Index is designed to measure small-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by MorningStar.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Rainier International Discovery Series - Z	18.06%	5.70%	6.83%
MSCI ACWI ex USA	24.33%	5.78%	4.79%
MSCI ACWI ex USA Small Cap	23.73%	6.21%	5.76%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-Z-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$418,110,083
Number of Holdings	98
Annual Portfolio Turnover	66%
Total Advisory Fees Paid (net of reimbursements)	$4,308,108

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	4.9
Common Stocks	95.1

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-W-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

annual shareholder report Rainier International Discovery ticker: RAIWX

This annual shareholder report contains important information about Rainier International Discovery Class W, a series of Manning & Napier Fund Inc. (the "Fund") for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466-3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$11	0.10%

Expenses are equal to each Class's annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Advisor has contractually agreed to waive the management fee for the Class W shares. The Class's expenses would have been higher if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns for the 12-month period ended 10/31/2024 but underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index.

What factors influenced performance?

The Series' positive return was driven primarily by its exposure to foreign stocks. Equity markets were meaningfully positive over the past twelve months, not only in the U.S. but around the globe. Investor sentiment was buoyed by a resilient U.S. economy and moderating inflation, while foreign markets benefited from attractive valuations and a broadening-out of equity market returns away from previous return concentration in large U.S. growth companies. The Series' underperformance relative to the benchmark was primarily a result of individual stock results, notably within the Consumer, Financials, and Industrials sectors. Given the scope of the non-U.S. small cap equity market, individual company outcomes tend to have a more meaningful impact on portfolio results than broader exposures. That said, the Series' underweight to emerging markets during the year was a slight detractor overall.

Positioning

Despite elevated geopolitical turmoil around the world, the Rainier team continues to see pockets of opportunity. Geographically, the portfolio remains overweight to Europe and underweight to the Pacific region. Japan, despite being a relative underweight, remains a primary area of absolute exposure in the portfolio as the business environment and culture in that country continues to improve for shareholders and it is a market that includes many high-quality growing companies. The team is also identifying numerous opportunities in the United Kingdom. Emerging market exposure is underweight relative to benchmark but remains a prominent absolute portion of the portfolio and source of new ideas, most notably in India and Taiwan. India presents a very attractive environment for domestic economic growth.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class I shares. Because the Class W shares invest in the same portfolio of securities as the Class I shares, performance will be different only to the extent that the Class I shares have a higher expense ratio.

The MSCI ACWI ex USA Index (ACWIxUS) is designed to measure large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by Bloomberg. The MSCI ACWI ex USA Small Cap Growth Index is designed to measure small-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries (excluding the U.S.) and 24 Emerging Markets countries. Index returns provided by MorningStar.

Average Annual Total Returns

(As of October 31, 2024)

	1 Year	5 Year	10 Year
Rainier International Discovery Series - W	19.13%	6.65%	7.35%
MSCI ACWI ex USA	24.33%	5.78%	4.79%
MSCI ACWI ex USA Small Cap	23.73%	6.21%	5.76%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Index data referenced herein is the property of MSCI, its affiliates ("MSCI") and/or its third-party suppliers and has been licensed for use by Manning & Napier. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Manning & Napier Rainier International Discovery Tailored Shareholder Report MNIDS-W-10/24-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier Advisors, LLC (Manning & Napier). Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Rainier Investment Management, LLC, an affiliate of Manning & Napier and MNBD, to sub-advise the International Discovery Series.

Key Fund Statistics (as of October 31, 2024)

Fund Size	$418,110,083
Number of Holdings	98
Annual Portfolio Turnover	66%
Total Advisory Fees Paid (net of reimbursements)	$4,308,108

The total advisory fee represents management fees at fund level in aggregate dollar amount including waivers and reimbursements for the period and recoupments of waivers and/or reimbursements previously recorded by the Series.

Sector Allocation (% of net assets)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of October 31, 2024)

Top Investment Types	%
Cash, Short-Term Investment, and Liabilities, Less Other Assets	4.9
Common Stocks	95.1

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annual reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund's website.

ITEM 2:	CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable to the registrant due to the responses given in 2(c) and 2(d) above.

(f)	A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Eunice K. Chapon, Paul A. Brooke, John M. Glazer, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4:	Principal Accountant Fees and Services

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Disciplined Value Series, Equity Series, Overseas Series, Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series, Pro-Blend® Maximum Term Series and Rainier International Discovery Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended October 31, 2024 and 2023 were:

	2024	2023
Audit Fees (a)	$384,288	$375,288

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$143,910	$142,570

All Other Fees (d)	$0	$0

	$528,198	$517,858

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above. There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2024 and 2023.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2024	2023
Audit Related Fees	$0	$0

Tax Fees	$0	$0

	$0	$0

There were no Audit Related fees for the year ended October 31, 2024 or October 31, 2023.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended October 31, 2024 and 2023.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2024 and 2023 were $143,910 and $142,570 respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

www.manning-napier.com

Manning & Napier Fund, Inc.

Equity Series

Equity Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.9%

Communication Services - 12.9%
Entertainment - 3.0%
Electronic Arts, Inc.	13,910	$2,098,323
Interactive Media & Services - 9.9%
Alphabet, Inc. - Class A	19,678	3,367,103
Meta Platforms, Inc. - Class A	6,382	3,622,295
		6,989,398
Total Communication Services		9,087,721
Consumer Discretionary - 5.4%
Broadline Retail - 5.4%
Amazon.com, Inc.*	20,500	3,821,200
Consumer Staples - 2.0%
Beverages - 2.0%
The Coca-Cola Co.	22,090	1,442,698
Financials - 20.2%
Banks - 1.7%
JPMorgan Chase & Co.	5,296	1,175,288
Capital Markets - 9.3%
BlackRock, Inc.	1,752	1,718,764
Cboe Global Markets, Inc.	3,573	763,086
Intercontinental Exchange, Inc.	4,440	692,063
Moody’s Corp.	2,248	1,020,682
MSCI, Inc.	1,434	819,101
Nasdaq, Inc.	9,942	734,913
S&P Global, Inc.	1,725	828,621
		6,577,230
Financial Services - 9.2%
Fiserv, Inc.*	7,057	1,396,580
Mastercard, Inc. - Class A	5,823	2,909,113
Visa, Inc. - Class A	7,532	2,183,150
		6,488,843
Total Financials		14,241,361
Health Care - 9.5%
Biotechnology - 1.3%
Vertex Pharmaceuticals, Inc.*	1,969	937,205
Health Care Equipment & Supplies - 2.4%
IDEXX Laboratories, Inc.*	1,274	518,416
Intuitive Surgical, Inc.*	2,274	1,145,732
		1,664,148
Health Care Providers & Services - 1.5%
UnitedHealth Group, Inc.	1,881	1,061,824
Life Sciences Tools & Services - 2.8%
Thermo Fisher Scientific, Inc.	3,627	1,981,503
Pharmaceuticals - 1.5%
Johnson & Johnson.	6,656	1,064,028
Total Health Care		6,708,708

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials - 21.0%
Aerospace & Defense - 5.5%
HEICO Corp. - Class A	4,052	$778,025
L3Harris Technologies, Inc.	8,033	1,987,926
Northrop Grumman Corp.	2,130	1,084,213
		3,850,164
Building Products - 1.6%
Masco Corp.	14,006	1,119,220
Commercial Services & Supplies - 3.8%
Copart, Inc.*	38,644	1,989,007
Rollins, Inc.	15,419	726,851
		2,715,858
Ground Transportation - 5.8%
CSX Corp.	52,171	1,755,032
Norfolk Southern Corp.	4,787	1,198,808
Union Pacific Corp.	4,994	1,158,958
		4,112,798
Professional Services - 4.3%
Equifax, Inc.	5,407	1,432,963
TransUnion	15,484	1,568,529
		3,001,492
Total Industrials		14,799,532
Information Technology - 19.0%
IT Services - 2.9%
EPAM Systems, Inc.*	10,847	2,046,287
Semiconductors & Semiconductor Equipment - 4.8%
Applied Materials, Inc.	2,876	522,224
NVIDIA Corp.	21,484	2,852,216
		3,374,440
Software - 11.3%
Intuit, Inc.	1,659	1,012,487
Microsoft Corp.	8,091	3,287,778
Salesforce, Inc.	5,006	1,458,598
ServiceNow, Inc.*	2,428	2,265,300
		8,024,163
Total Information Technology		13,444,890
Materials - 2.2%
Chemicals - 2.2%
Albemarle Corp.	7,545	714,738
The Sherwin-Williams Co.	2,372	851,002
Total Materials		1,565,740
Real Estate - 4.1%
Real Estate Management & Development - 2.2%
CBRE Group, Inc. - Class A*	11,722	1,535,230
Specialized REITs - 1.9%
Extra Space Storage, Inc.	8,388	1,369,761
Total Real Estate		2,904,991

The accompanying notes are an integral part of the financial statements.

1

Equity Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities - 1.6%
Electric Utilities - 1.6%
Evergy, Inc.	19,196	$1,160,206

TOTAL COMMON STOCKS
(Identified Cost $51,476,044)		69,177,047

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 3.2%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[1]
(Identified Cost $2,233,493)	2,233,493	$2,233,493

TOTAL INVESTMENTS - 101.1%
(Identified Cost $53,709,537)		71,410,540
LIABILITIES, LESS OTHER ASSETS - (1.1%)		(810,317)
NET ASSETS - 100%		$70,600,223

*Non-income producing security.

1Rate shown is the current yield as of October 31, 2024.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

2

Equity Series

Statement of Assets and Liabilities

October 31, 2024

ASSETS:

Investments, at value (identified cost $53,709,537) (Note 2)	$71,410,540
Dividends receivable	13,875
Receivable for fund shares sold	425
Prepaid expenses	196

TOTAL ASSETS	71,425,036

LIABILITIES:

Accrued management fees[1]	41,523
Accrued shareholder services fees (Class S)[1]	15,246
Accrued fund accounting and administration fees[1]	8,404
Accrued Chief Compliance Officer service fees[1]	2,713
Directors’ fees payable[1]	1,872
Accrued transfer agent fees[1]	1,530
Payable for securities purchased	714,014
Payable for fund shares repurchased	2,659
Other payables and accrued expenses	36,852

TOTAL LIABILITIES	824,813

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$70,600,223

NET ASSETS CONSIST OF:

Capital stock	$44,283
Additional paid-in-capital	45,211,747
Total distributable earnings (loss)	25,344,193

TOTAL NET ASSETS	$70,600,223

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($70,594,041/4,427,833 shares)	$15.94

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($6,182/497 shares)	$12.43

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

3

Equity Series

Statement of Operations

For the Year Ended October 31, 2024

INVESTMENT INCOME:

Dividends	$798,456

EXPENSES:

Management fees (Note 3)	510,831
Shareholder services fees (Class S) (Note 3)	170,261
Fund accounting and administration fees (Note 3)	49,924
Directors’ fees (Note 3)	10,026
Chief Compliance Officer service fees (Note 3)	7,994
Professional fees	44,531
Custodian fees	3,453
Miscellaneous	77,212

Total Expenses	874,232
Less reduction of expenses (Note 3)	(159,131)

Net Expenses	715,101

NET INVESTMENT INCOME	83,355

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	8,067,974

Net change in unrealized appreciation (depreciation) on investments	9,360,280

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	17,428,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,511,609

The accompanying notes are an integral part of the financial statements.

4

Equity Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$83,355	$100,480
Net realized gain (loss) on investments	8,067,974	2,053,638
Net change in unrealized appreciation (depreciation) on investments	9,360,280	2,837,428

Net increase (decrease) from operations	17,511,609	4,991,546

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(1,990,633)	(7,373,008)
Class W	(447)	(2,500)

Total distributions to shareholders	(1,991,080)	(7,375,508)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(2,638,336)	(2,753,431)

Net increase (decrease) in net assets	12,882,193	(5,137,393)

NET ASSETS:

Beginning of year	57,718,030	62,855,423

End of year	$70,600,223	$57,718,030

The accompanying notes are an integral part of the financial statements.

 5

Equity Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.56	$13.13	$18.71	$14.32	$13.89
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.02	(0.02)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	3.80	0.96	(2.85)	5.67	1.81
Total from investment operations	3.82	0.98	(2.87)	5.65	1.82
Less distributions to shareholders:
From net investment income	(0.02)	—	—	(0.00)[2]	(0.03)
From net realized gain on investments	(0.42)	(1.55)	(2.71)	(1.26)	(1.36)
Total distributions to shareholders	(0.44)	(1.55)	(2.71)	(1.26)	(1.39)
Net asset value - End of year	$15.94	$12.56	$13.13	$18.71	$14.32
Net assets - End of year (000’s omitted)	$70,594	$57,710	$62,848	$78,687	$59,789
Total return[3]	30.90%	7.84%	(17.78%)[4]	41.71%	14.00%[5]
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income (loss)	0.12%	0.16%	(0.13%)	(0.15%)	0.04%
Series portfolio turnover	57%	35%	44%	35%	49%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.23%	0.31%	0.26%	0.24%	0.26%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (17.84%).

5Includes litigation proceeds. Excluding this amount, the total return would have been 13.76%.

The accompanying notes are an integral part of the financial statements.

 6

Equity Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.88	$13.39	$18.87	$14.42	$13.98
Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.13	0.14	0.14
Net realized and unrealized gain (loss) on investments	2.97	0.89	(2.90)	5.72	1.82
Total from investment operations	3.10	1.01	(2.77)	5.86	1.96
Less distributions to shareholders:
From net investment income	(0.13)	(2.97)	—	(0.15)	(0.16)
From net realized gain on investments	(0.42)	(1.55)	(2.71)	(1.26)	(1.36)
Total distributions to shareholders	(0.55)	(4.52)	(2.71)	(1.41)	(1.52)
Net asset value - End of year	$12.43	$9.88	$13.39	$18.87	$14.42
Net assets - End of year (000’s omitted)	$6	$8	$7	$480	$358
Total return[2]	32.21%	8.98%	(17.00%)[3]	43.17%	15.15%[4]
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	1.17%	1.16%	0.83%	0.85%	1.03%
Series portfolio turnover	57%	35%	44%	35%	49%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.98%	1.06%	1.01%	0.99%	1.01%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

3Includes litigation proceeds. Excluding this amount, the total return would have been (17.06%).

4Includes litigation proceeds. Excluding this amount, the total return would have been 14.99%.

The accompanying notes are an integral part of the financial statements.

 7

Equity Series

Notes to Financial Statements

1.	Organization

Equity Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth of capital.

The Series is authorized to issue two classes of shares (Class S and Class W). Each class of shares is substantially the same, except that Class S shares bear shareholder servicing fees.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2024, 6.8 billion shares have been designated in total among 15 series, of which 200 million have been designated as Equity Series Class S common stock and 100 million have been designated as Equity Series Class W common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was

 8

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2024 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$9,087,721	$9,087,721	$—	$—
Consumer Discretionary	3,821,200	3,821,200	—	—
Consumer Staples	1,442,698	1,442,698	—	—
Financials	14,241,361	14,241,361	—	—
Health Care	6,708,708	6,708,708	—	—
Industrials	14,799,532	14,799,532	—	—
Information Technology	13,444,890	13,444,890	—	—
Materials	1,565,740	1,565,740	—	—
Real Estate	2,904,991	2,904,991	—	—
Utilities	1,160,206	1,160,206	—	—
Short-Term Investment	2,233,493	2,233,493	—	—
Total assets	$71,410,540	$71,410,540	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2023 or October 31, 2024.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

 9

Equity Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2024, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2021 through October 31, 2024. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with

 10

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pay a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S shares. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and waived Class W management fees (collectively, “excluded expenses”), to 0.80% of the average daily net assets of the Class S shares and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $47 in management fees for Class W shares for the year ended October 31, 2024. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $159,070 and $14 for Class S and Class W shares, respectively, for the year ended October 31, 2024. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2024, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2024, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2025	2026	2027	TOTAL
Class S	$181,893	$196,609	$159,070	$537,572
Class W	766	25	14	805

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor

 11

Equity Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2024, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $37,665,781 and $42,142,237, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S and Class W shares of Equity Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/24		10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	485,133	$7,155,627	192,604	$2,467,634
Reinvested	142,278	1,979,081	596,634	7,255,070
Repurchased	(792,982)	(11,769,590)	(982,694)	(12,478,635)
Total	(165,571)	$(2,634,882)	(193,456)	$(2,755,931)

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	10/31/24		10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	41	447	264	2,500
Repurchased	(361)	(3,901)	—	—
Total	(320)	$(3,454)	264	$2,500

At October 31, 2024, the Advisor and its affiliates owned 16.0% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2025 unless extended or renewed. During the year ended October 31, 2024, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2024.

 12

Equity Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales and utilization of tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2024, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $425,589 and decrease Total Distributable Earnings by $425,589. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 10/31/24	ENDED 10/31/23
Ordinary income	$91,190	$—
Long-term capital gains	1,899,890	7,375,508

At October 31, 2024, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$53,714,183
Unrealized appreciation	18,007,209
Unrealized depreciation	(311,575)
Net unrealized appreciation	$17,695,634
Undistributed ordinary income	$5,012
Undistributed long-term capital gains	$7,642,822

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 13

Equity Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Equity Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 19, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 14

Equity Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $91,190 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 100.00%

The Series designates $8,471,373 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2024.

 15

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on May 16, 2024, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), the Investment Advisory Agreement between the Advisor and the Fund and the Sub-Advisory Agreement between Advisor and Rainier Investment Management, LLC (“Rainier”)(together, the “Agreements”), were considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreements, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on May 3, 2024 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreements with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

The Board considered the nature, extent and quality of the services provided by the Advisor and Rainier under the Agreements including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor and Rainier’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to each Series by the Advisor and Rainier supported the renewal of the Agreements.

Investment Performance of the Advisor and Rainier

In connection with their consideration of investment performance, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods and comparisons against applicable benchmark indexes as well as peer groups of mutual funds. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining market conditions over various time periods and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at the May 3rd working session and during prior quarterly board meetings. The Board also considered the Advisor and Rainier’s investment teams, including changes to the investment teams during the past year, investment team compensation structure and the investment process.

 16

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

The Directors expressed concerns about the investment performance of certain Series for various periods. The Directors emphasized longer-term performance but remained attentive to shorter periods as well. In response to a request from the Independent Directors relating to Series where the Advisor’s or Rainier’s performance was materially below the performance of a Series’ benchmarks and/or peer group, representatives of the Adviser provided a further explanation to the Board regarding the reasons for the underperformance of these Series and discussed the steps taken or expected to be taken by the Advisor in an effort to improve performance. The Directors acknowledged the Advisor’s agreement to continue its efforts to improve relative performance for certain Series and asked the Advisor to update the Board on these efforts at future meetings. After discussion, the Directors agreed to continue to remain focused in future meetings on overseeing the Advisor’s and Sub-Advisor’s efforts to address underperformance, emphasizing longer-term performance, while staying attentive to short-term performance. After discussion, the Directors concluded, based on the information received and the Advisor’s and Sub-Advisor’s efforts to address the underperformance of certain Series, within the context of its full deliberations, that the investment results that the Advisor and Sub-Advisor had been able to achieve for each Series support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor.

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 13 of 15 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Directors noted the Advisor’s investments in, among other areas, investment and research personnel, IT resources and technology upgrades, noting their expected benefits to the Fund. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

The Board considered differential advisory fee waivers related to a Series’ Class W shares, which are utilized within the Advisor’s separately managed accounts. The Board took into account the Advisor’s annual process to determine that a Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act, which included an analysis of the advisory fees paid by the separately managed accounts to the Adviser outside of the Series as compared to the advisory fees paid by the Series’ other classes to the Adviser. The Board further took into account that, after completing its annual review, the Advisor concluded that each Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor has implemented reasonable measures to monitor the waivers in the Series’ Class W Shares to guard against cross-subsidization in the Series. Based on the results of the Advisor’s annual review of the differential advisory fee waivers related to the Series’ Class W shares and the Advisor’s conclusions thereto, the Board accepted the Advisor’s assessment, and therefore has made the determination, based on the information and analysis presented to the Board at the meeting, that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act.

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered that 93% of the Series have at least one share class in the best third of its relevant universe, and approximately half of the funds fall within the lowest expense quartile for at least one share class. The Board was also provided with information related to the sub-advisory fees for the Rainier International Discovery Series and appliable comparisons. The Board will continue to monitor the fees and expenses of the Series compared to peer groups. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

 17

Equity Series

Renewal of Investment Advisory Agreement

(unaudited)

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund and Rainier’s services and profits with respect to services provided to the Rainier Series under the Agreements. The Board noted that since its last review, the Advisor completed a ‘go-private’ transaction whereby it was acquired by the Callodine Group in October 2022. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Representatives of the Advisor noted a shift to EBITDA (earnings before interest, taxes, depreciation and amortization) as the key performance metric related to profitability and discussed modest improvements in the Advisor’s profitability derived from the Fund. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreements. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor and Rainier’s profit margins relating to its services provided under the Agreements were reasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board concluded that these additional benefits to the Advisor were reasonable.

Conclusion

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreements was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreements would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreements, but indicated that the Board based its determination on the total mix of information available to it.

 18

Equity Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863

On the Securities and Exchange

Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEQY-10/24-AR

 19

www.manning-napier.com

Manning & Napier Fund, Inc.

Overseas Series

Overseas Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 95.7%

Communication Services - 6.7%
Interactive Media & Services - 6.7%
Auto Trader Group plc (United Kingdom)[1]	1,872,759	$20,221,098
Tencent Holdings Ltd. (China)	416,600	21,722,411
Total Communication Services		41,943,509
Consumer Discretionary - 8.6%
Broadline Retail - 3.2%
MercadoLibre, Inc. (Brazil)*	9,683	19,726,014
Household Durables - 1.4%
Sony Group Corp. (Japan)	509,500	8,965,935
Textiles, Apparel & Luxury Goods - 4.0%
Hermes International SCA (France)	3,522	8,004,635
LVMH Moet Hennessy Louis Vuitton SE (France)	25,615	17,052,432
		25,057,067
Total Consumer Discretionary		53,749,016
Consumer Staples - 2.0%
Personal Care Products - 2.0%
Beiersdorf AG (Germany)	89,682	12,106,520
Financials - 13.8%
Banks - 4.8%
FinecoBank Banca Fineco S.p.A. (Italy)	498,013	7,950,355
HDFC Bank Ltd. - ADR (India)	344,213	21,695,745
		29,646,100
Capital Markets - 6.7%
Avanza Bank Holding AB (Sweden)	338,594	7,052,889
Deutsche Boerse AG (Germany)	104,131	24,187,372
Intermediate Capital Group plc (United Kingdom)	403,793	10,726,524
		41,966,785
Insurance - 2.3%
Admiral Group plc (United Kingdom)	434,665	14,383,306
Total Financials		85,996,191
Health Care - 11.3%
Health Care Equipment & Supplies - 2.0%
Alcon AG (United States)	139,424	12,820,037
Life Sciences Tools & Services - 2.4%
Lonza Group AG (Switzerland)	24,354	14,985,700
Pharmaceuticals - 6.9%
AstraZeneca plc - ADR (United Kingdom)	332,518	23,658,656
Roche Holding AG (United States)	61,856	19,169,391
		42,828,047
Total Health Care		70,633,784
Industrials - 27.8%
Aerospace & Defense - 6.6%
Airbus SE (France)	104,405	15,926,067
BAE Systems plc (United Kingdom)	1,127,697	18,175,442

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
Hensoldt AG (Germany)	205,509	$6,992,329
		41,093,838
Commercial Services & Supplies - 1.7%
Cleanaway Waste Management Ltd. (Australia)	5,868,993	10,507,798
Ground Transportation - 3.3%
Canadian National Railway Co. (Canada)	189,110	20,408,751
Machinery - 6.8%
SMC Corp. (Japan)	28,700	12,184,486
Spirax Group plc (United Kingdom)	127,855	10,672,112
Techtronic Industries Co. Ltd. (Hong Kong)	1,380,000	19,962,318
		42,818,916
Professional Services - 2.1%
Experian plc (United States)	266,633	13,013,241
Trading Companies & Distributors - 5.7%
Brenntag SE (Germany)	262,897	17,149,583
IMCD N.V. (Netherlands)	117,171	18,629,158
		35,778,741
Transportation Infrastructure - 1.6%
Auckland International Airport Ltd. (New Zealand)	2,251,008	9,821,621
Total Industrials		173,442,906
Information Technology - 18.4%
Electronic Equipment, Instruments & Components - 4.9%
Halma plc (United Kingdom)	385,453	12,313,556
Keyence Corp. (Japan)	39,900	18,011,406
		30,324,962
IT Services - 4.4%
Globant S.A. (United States)*	85,715	17,990,721
Softcat plc (United Kingdom)	431,805	9,437,607
		27,428,328
Semiconductors & Semiconductor Equipment - 7.6%
Infineon Technologies AG (Germany)	647,035	20,462,247
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	141,651	26,990,182
		47,452,429
Software - 1.5%
Atlassian Corp. - Class A (United States)*	50,635	9,546,723
Total Information Technology		114,752,442
Materials - 7.1%
Chemicals - 3.5%
Air Liquide S.A. (France)	120,014	21,518,679

The accompanying notes are an integral part of the financial statements.

1

Overseas Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Paper & Forest Products - 3.6%
West Fraser Timber Co. Ltd. (Canada)	251,212	$22,688,195
Total Materials		44,206,874
TOTAL COMMON STOCKS (Identified Cost $528,622,404)		596,831,242

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 4.0%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[2]
(Identified Cost $24,951,241)	24,951,241	$24,951,241

TOTAL INVESTMENTS - 99.7% (Identified Cost $553,573,645)		621,782,483
OTHER ASSETS, LESS LIABILITIES - 0.3%		2,143,320
NET ASSETS - 100%		$623,925,803

ADR - American Depositary Receipt

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $20,221,098, which represented 3.2% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2024.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:
United Kingdom - 19.2%, Germany - 13.0%, United States - 11.6% and France - 10.0%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

2

Overseas Series

Statement of Assets and Liabilities

October 31, 2024

ASSETS:

Investments, at value (identified cost $553,573,645) (Note 2)	$621,782,483
Foreign currency, at value (identified cost $2,578)	2,577
Foreign tax reclaims receivable	1,967,822
Dividends receivable	535,588
Receivable for fund shares sold	320,796
Prepaid expenses	2,058

TOTAL ASSETS	624,611,324

LIABILITIES:

Accrued management fees[1]	185,485
Accrued sub-transfer agent fees[1]	99,171
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	36,872
Accrued fund accounting and administration fees[1]	20,339
Directors’ fees payable[1]	17,837
Accrued Chief Compliance Officer service fees[1]	2,713
Payable for fund shares repurchased	222,789
Professional fees payable	51,968
Other payables and accrued expenses	48,347

TOTAL LIABILITIES	685,521
Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$623,925,803

NET ASSETS CONSIST OF:

Capital stock	$186,428
Additional paid-in-capital	939,777,113
Total distributable earnings (loss)	(316,037,738)

TOTAL NET ASSETS	$623,925,803

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($167,623,714/5,030,525 shares)	$33.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($70,300,786/2,110,553 shares)	$33.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($276,373,787/8,217,891 shares)	$33.63

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($109,627,516/3,283,806 shares)	$33.38

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

3

Overseas Series

Statement of Operations

For the Year Ended October 31, 2024

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,157,560)	$11,179,601

EXPENSES:

Management fees (Note 3)	3,850,696
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	414,878
Sub-transfer agent fees (Note 3)	242,621
Fund accounting and administration fees (Note 3)	119,220
Directors’ fees (Note 3)	95,054
Chief Compliance Officer service fees (Note 3)	7,994
Custodian fees	144,233
Miscellaneous	304,463
Total Expenses	5,179,159
Less reduction of expenses (Note 3)	(1,912,901)
Net Expenses	3,266,258
NET INVESTMENT INCOME	7,913,343

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	24,979,730
Foreign currency and translation of other assets and liabilities	179,895
25,159,625
Net change in unrealized appreciation (depreciation) on-
Investments	97,284,680
Foreign currency and translation of other assets and liabilities	46,901
97,331,581
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	122,491,206
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,404,549

The accompanying notes are an integral part of the financial statements.

4

Overseas Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,913,343	$9,173,810
Net realized gain (loss) on investments and foreign currency	25,159,625	(26,742,655)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	97,331,581	79,164,585

Net increase (decrease) from operations	130,404,549	61,595,740

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(1,550,005)	(736,549)
Class I	(979,237)	(660,025)
Class W	(5,175,956)	(3,759,651)
Class Z	(1,775,039)	(770,341)
Total distributions to shareholders	(9,480,237)	(5,926,566)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(60,303,546)	(36,233,953)

Net increase (decrease) in net assets	60,620,766	19,435,221

NET ASSETS:

Beginning of year	563,305,037	543,869,816

End of year	$623,925,803	$563,305,037

The accompanying notes are an integral part of the financial statements.

5

Overseas Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.42	$24.91	$37.19	$27.36	$24.14
Income (loss) from investment operations:
Net investment income[1]	0.22	0.28	0.26	0.18	0.19
Net realized and unrealized gain (loss) on investments	5.97	2.36	(12.02)	9.83	3.34 [2]
Total from investment operations	6.19	2.64	(11.76)	10.01	3.53
Less distributions to shareholders:
From net investment income	(0.29)	(0.13)	(0.52)	(0.18)	(0.31)

Net asset value - End of year	$33.32	$27.42	$24.91	$37.19	$27.36
Net assets - End of year (000’s omitted)	$167,624	$146,351	$147,439	$222,471	$190,201
Total return[3]	22.68%	10.58%	(32.00%)[4]	36.72%	14.70%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.05%	1.05%	1.05%	1.05%	1.05%
Net investment income	0.68%	0.97%	0.87%	0.53	0.77%
Series portfolio turnover	57%	49%	40%	47%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.01%	0.08%	0.04%	0.03%	0.06%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.39. Excluding the proceeds from the settlement, the total return would have been 10.21%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.32%).

The accompanying notes are an integral part of the financial statements.

6

Overseas Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.42	$24.92	$37.24	$27.39	$24.22
Income (loss) from investment operations:
Net investment income[1]	0.33	0.37	0.35	0.28	0.27
Net realized and unrealized gain (loss) on investments	5.96	2.35	(12.02)	9.85	3.34 [2]
Total from investment operations	6.29	2.72	(11.67)	10.13	3.61
Less distributions to shareholders:
From net investment income	(0.40)	(0.22)	(0.65)	(0.28)	(0.44)

Net asset value - End of year	$33.31	$27.42	$24.92	$37.24	$27.39
Net assets - End of year (000’s omitted)	$70,301	$66,756	$85,187	$117,732	$52,357
Total return[3]	23.06%	10.90%	(31.79%)[4]	37.16%	15.02%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75%	0.75%	0.75%[5]	0.75%[5]	0.75%
Net investment income	1.02%	1.27%	1.16%	0.81%	1.10%
Series portfolio turnover	57%	49%	40%	47%	66%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.03%	0.04%	0.02%	N/A	0.04%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.60. Excluding the proceeds from the settlement, the total return would have been 10.57%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.10%).

5Includes recoupment of past waived and/or reimbursed fees with no impact to the expense ratio.

The accompanying notes are an integral part of the financial statements.

7

Overseas Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.67	$25.15	$37.57	$27.59	$24.31
Income (loss) from investment operations:
Net investment income[1]	0.54	0.57	0.57	0.53	0.45
Net realized and unrealized gain (loss) on investments	6.03	2.36	(12.10)	9.91	3.36 [2]
Total from investment operations	6.57	2.93	(11.53)	10.44	3.81
Less distributions to shareholders:
From net investment income	(0.61)	(0.41)	(0.89)	(0.46)	(0.53)

Net asset value - End of year	$33.63	$27.67	$25.15	$37.57	$27.59
Net assets - End of year (000’s omitted)	$276,374	$238,577	$230,788	$331,922	$267,777
Total return[3]	23.95%	11.66%	(31.31%)[4]	38.13%	15.80%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	1.68%	1.98%	1.87%	1.51%	1.78%
Series portfolio turnover	57%	49%	40%	47%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.65%	0.67%	0.65%	0.64%	0.66%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.35. Excluding the proceeds from the settlement, the total return would have been 11.44%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (31.61%).

The accompanying notes are an integral part of the financial statements.

8

Overseas Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$27.47	$24.96	$37.29	$27.41	$24.24
Income (loss) from investment operations:
Net investment income[1]	0.36	0.40	0.38	0.33	0.29
Net realized and unrealized gain (loss) on investments	5.97	2.35	(12.04)	9.85	3.34 [2]
Total from investment operations	6.33	2.75	(11.66)	10.18	3.63
Less distributions to shareholders:
From net investment income	(0.42)	(0.24)	(0.67)	(0.30)	(0.46)

Net asset value - End of year	$33.38	$27.47	$24.96	$37.29	$27.41
Net assets - End of year (000’s omitted)	$109,628	$111,622	$80,456	$119,148	$72,614
Total return[3]	23.20%	11.01%	(31.75%)[4]	37.31%	15.11%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.13%	1.37%	1.27%	0.94%	1.14%
Series portfolio turnover	57%	49%	40%	47%	66%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.05%	0.07%	0.05%	0.04%	0.06%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.34. Excluding the proceeds from the settlement, the total return would have been 11.91%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes litigation proceeds. Excluding this amount, the total return would have been (32.05%).

The accompanying notes are an integral part of the financial statements.

9

Overseas Series

Notes to Financial Statements

1.	Organization

Overseas Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Series is authorized to issue four classes of shares (Class I, S, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2024, 6.8 billion shares have been designated in total among 15 series, of which 200 million have been designated as Overseas Series Class I common stock, 400 million have been designated as Overseas Series Class S common stock, 75 million have been designated as Overseas Series Class W common stock and 100 million have been designated as Overseas Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

10

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2024 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$41,943,509	$—	$41,943,509	$—
Consumer Discretionary	53,749,016	19,726,014	$34,023,002	—
Consumer Staples	12,106,520	—	12,106,520	—
Financials	85,996,191	21,695,745	64,300,446	—
Health Care	70,633,784	36,478,693	34,155,091	—
Industrials	173,442,906	20,408,751	153,034,155	—
Information Technology	114,752,442	54,527,626	60,224,816	—
Materials	44,206,874	22,688,195	21,518,679	—
Short-Term Investment	24,951,241	24,951,241	—	—
Total assets	$621,782,483	$200,476,265	$421,306,218	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2023 or October 31, 2024.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

11

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2024, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2021 through October 31, 2024. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

12

Overseas Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.75% of the average daily net assets of the Class I shares, 0.80% of the average daily net assets of the Class S shares, 0.65% of the average daily net assets of the Class Z shares, and 0.05% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,644,585 in management fees for Class W shares for the year ended October 31, 2024. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses

13

Overseas Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

of $23,890, $26,010, $149,473 and $68,943 for Class S, Class I, Class W and Class Z shares, respectively, for the year ended October 31, 2024. These amounts are included as a reduction of expenses on the Statement of Operations. For the year ended October 31, 2024, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

As of October 31, 2024, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2025	2026	2027	TOTAL
Class S	$80,651	$132,790	$23,890	$237,331
Class I	21,856	33,490	26,010	81,356
Class W	147,958	173,894	149,473	471,325
Class Z	53,288	68,734	68,943	190,965

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2024, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $349,390,415 and $409,499,458, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Overseas Series were:

CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	302,401	$9,882,227	215,256	$6,331,528
Reinvested	49,813	1,529,265	25,430	703,145
Repurchased	(659,843)	(21,248,345)	(821,653)	(23,698,803)
Total	(307,629)	$(9,836,853)	(580,967)	$(16,664,130)

14

Overseas Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	270,068	$8,608,287	211,314	$6,120,641
Reinvested	31,980	978,917	22,569	622,453
Repurchased	(626,243)	(20,440,679)	(1,217,515)	(35,423,445)
Total	(324,195)	$(10,853,475)	(983,632)	$(28,680,351)

CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	387,090	$12,584,260	339,899	$9,848,876
Reinvested	165,989	5,097,523	129,765	3,589,308
Repurchased	(955,929)	(30,840,652)	(1,025,172)	(29,938,550)
Total	(402,850)	$(13,158,869)	(555,508)	$(16,500,366)

CLASS Z	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	231,163	$7,134,503	888,517	$27,001,528
Reinvested	57,276	1,755,505	27,500	759,274
Repurchased	(1,067,380)	(35,344,357)	(76,058)	(2,149,908)
Total	(778,941)	$(26,454,349)	839,959	$25,610,894

At October 31, 2024, one shareholder account owned 10.4% of the Series. In addition, the Advisor and its affiliates owned 0.6% of the Series. Approximately 44% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2025 unless extended or renewed. During the year ended October 31, 2024, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2024.

15

Overseas Series

Notes to Financial Statements (continued)

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses, corporate actions, and passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
Ordinary income	$9,480,237	$5,296,566

At October 31, 2024, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$555,092,373
Unrealized appreciation	89,603,839
Unrealized depreciation	(22,913,729)
Net unrealized appreciation	$66,690,110
Undistributed ordinary income	$8,744,905
Capital loss carryforward	$(391,471,574)

At October 31, 2024, the Series had net short-term capital loss carryforwards of $23,803,901 and net long-term capital loss carryforwards of $367,667,673, which may be carried forward indefinitely.

For the year ended October 31, 2024, the capital loss carryover utilized was $23,760,500.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

16

Overseas Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Overseas Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Overseas Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
December 19, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

17

Overseas Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $10,477,584 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $11,088,317 and foreign taxes paid of $1,069,669 for the year ended October 31, 2024.

18

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19

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on May 16, 2024, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), the Investment Advisory Agreement between the Advisor and the Fund and the Sub-Advisory Agreement between Advisor and Rainier Investment Management, LLC (“Rainier”)(together, the “Agreements”), were considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreements, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on May 3, 2024 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreements with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

The Board considered the nature, extent and quality of the services provided by the Advisor and Rainier under the Agreements including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor and Rainier’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to each Series by the Advisor and Rainier supported the renewal of the Agreements.

Investment Performance of the Advisor and Rainier

In connection with their consideration of investment performance, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods and comparisons against applicable benchmark indexes as well as peer groups of mutual funds. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining market conditions over various time periods and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at the May 3rd working session and during prior quarterly board meetings. The Board also considered the Advisor and Rainier’s investment teams, including changes to the investment teams during the past year, investment team compensation structure and the investment process.

20

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

The Directors expressed concerns about the investment performance of certain Series for various periods. The Directors emphasized longer-term performance but remained attentive to shorter periods as well. In response to a request from the Independent Directors relating to Series where the Advisor’s or Rainier’s performance was materially below the performance of a Series’ benchmarks and/or peer group, representatives of the Adviser provided a further explanation to the Board regarding the reasons for the underperformance of these Series and discussed the steps taken or expected to be taken by the Advisor in an effort to improve performance. The Directors acknowledged the Advisor’s agreement to continue its efforts to improve relative performance for certain Series and asked the Advisor to update the Board on these efforts at future meetings. After discussion, the Directors agreed to continue to remain focused in future meetings on overseeing the Advisor’s and Sub-Advisor’s efforts to address underperformance, emphasizing longer-term performance, while staying attentive to short-term performance. After discussion, the Directors concluded, based on the information received and the Advisor’s and Sub-Advisor’s efforts to address the underperformance of certain Series, within the context of its full deliberations, that the investment results that the Advisor and Sub-Advisor had been able to achieve for each Series support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor.

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 13 of 15 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Directors noted the Advisor’s investments in, among other areas, investment and research personnel, IT resources and technology upgrades, noting their expected benefits to the Fund. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

The Board considered differential advisory fee waivers related to a Series’ Class W shares, which are utilized within the Advisor’s separately managed accounts. The Board took into account the Advisor’s annual process to determine that a Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act, which included an analysis of the advisory fees paid by the separately managed accounts to the Adviser outside of the Series as compared to the advisory fees paid by the Series’ other classes to the Adviser. The Board further took into account that, after completing its annual review, the Advisor concluded that each Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor has implemented reasonable measures to monitor the waivers in the Series’ Class W Shares to guard against cross-subsidization in the Series. Based on the results of the Advisor’s annual review of the differential advisory fee waivers related to the Series’ Class W shares and the Advisor’s conclusions thereto, the Board accepted the Advisor’s assessment, and therefore has made the determination, based on the information and analysis presented to the Board at the meeting, that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act.

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered that 93% of the Series have at least one share class in the best third of its relevant universe, and approximately half of the funds fall within the lowest expense quartile for at least one share class. The Board was also provided with information related to the sub-advisory fees for the Rainier International Discovery Series and appliable comparisons. The Board will continue to monitor the fees and expenses of the Series compared to peer groups. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Overseas Series

Renewal of Investment Advisory Agreement

(unaudited)

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund and Rainier’s services and profits with respect to services provided to the Rainier Series under the Agreements. The Board noted that since its last review, the Advisor completed a ‘go-private’ transaction whereby it was acquired by the Callodine Group in October 2022. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Representatives of the Advisor noted a shift to EBITDA (earnings before interest, taxes, depreciation and amortization) as the key performance metric related to profitability and discussed modest improvements in the Advisor’s profitability derived from the Fund. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreements. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor and Rainier’s profit margins relating to its services provided under the Agreements were reasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board concluded that these additional benefits to the Advisor were reasonable.

Conclusion

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreements was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreements would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreements, but indicated that the Board based its determination on the total mix of information available to it.

22

Overseas Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOVS-10/24-AR

23

www.manning-napier.com

Manning & Napier Fund, Inc.

Pro-Blend® Conservative Term Series

Pro-Blend® Moderate Term Series

Pro-Blend® Extended Term Series

Pro-Blend® Maximum Term Series

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 20.5%

Communication Services - 2.3%
Entertainment - 0.4%
Electronic Arts, Inc.	8,209	$1,238,328
Interactive Media & Services - 1.9%
Alphabet, Inc. - Class A	14,062	2,406,149
Auto Trader Group plc (United Kingdom)[2]	13,875	149,815
Meta Platforms, Inc. - Class A	6,508	3,693,810
Tencent Holdings Ltd. (China)	3,200	166,855
		6,416,629
Total Communication Services		7,654,957
Consumer Discretionary - 1.9%
Broadline Retail - 1.3%
Amazon.com, Inc.*	15,242	2,841,109
MercadoLibre, Inc. (Brazil)*	698	1,421,951
		4,263,060
Household Durables - 0.0%##
Sony Group Corp. (Japan)	4,000	70,390
Textiles, Apparel & Luxury Goods - 0.6%
Hermes International SCA (France)	28	63,637
LVMH Moet Hennessy Louis Vuitton SE - ADR (France)	13,174	1,746,741
LVMH Moet Hennessy Louis Vuitton SE (France)	204	135,807
		1,946,185
Total Consumer Discretionary		6,279,635
Consumer Staples - 0.6%
Beverages - 0.6%
The Coca-Cola Co.	27,680	1,807,781
Personal Care Products - 0.0%##
Beiersdorf AG (Germany)	714	96,386
Total Consumer Staples		1,904,167
Financials - 3.8%
Banks - 0.5%
FinecoBank Banca Fineco S.p.A. (Italy)	4,009	64,000
HDFC Bank Ltd. - ADR (India)	22,521	1,419,499
		1,483,499
Capital Markets - 1.6%
Avanza Bank Holding AB (Sweden)	2,810	58,532
BlackRock, Inc.	1,304	1,279,263
Deutsche Boerse AG - ADR (Germany)	26,601	617,409
Deutsche Boerse AG (Germany)	816	189,539
Intercontinental Exchange, Inc.	3,727	580,928
Intermediate Capital Group plc (United Kingdom)	3,180	84,475
Moody’s Corp.	1,895	860,406
MSCI, Inc.	1,081	617,467
Nasdaq, Inc.	8,346	616,936

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
S&P Global, Inc.	1,163	$558,659
		5,463,614
Financial Services - 1.7%
Fiserv, Inc.*	5,801	1,148,018
Mastercard, Inc. - Class A	5,371	2,683,298
Visa, Inc. - Class A	6,442	1,867,213
		5,698,529
Insurance - 0.0%##
Admiral Group plc (United Kingdom)	3,458	114,427
Total Financials		12,760,069
Health Care - 3.1%
Biotechnology - 0.2%
Vertex Pharmaceuticals, Inc.*	1,329	632,577
Health Care Equipment & Supplies - 0.2%
Alcon AG	1,070	98,386
Intuitive Surgical, Inc.*	1,403	706,888
		805,274
Health Care Providers & Services - 0.2%
UnitedHealth Group, Inc.	1,091	615,870
Life Sciences Tools & Services - 0.7%
Lonza Group AG - ADR (Switzerland)	9,228	569,091
Lonza Group AG (Switzerland)	198	121,835
Thermo Fisher Scientific, Inc.	2,672	1,459,767
		2,150,693
Pharmaceuticals - 1.8%
AstraZeneca plc - ADR (United Kingdom)	39,843	2,834,829
Johnson & Johnson	12,268	1,961,163
Roche Holding AG - ADR	28,867	1,120,328
Roche Holding AG	501	155,262
		6,071,582
Total Health Care		10,275,996
Industrials - 4.3%
Aerospace & Defense - 1.1%
Airbus SE (France)	820	125,084
BAE Systems plc - ADR (United Kingdom)	8,425	542,991
BAE Systems plc (United Kingdom)	8,863	142,848
Hensoldt AG (Germany)	1,634	55,596
L3Harris Technologies, Inc.	8,030	1,987,184
Northrop Grumman Corp.	1,711	870,933
		3,724,636
Building Products - 0.2%
Masco Corp.	8,013	640,319

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 0.4%
Cleanaway Waste Management Ltd. (Australia)	47,241	$84,580
Copart, Inc.*	23,735	1,221,640
		1,306,220
Ground Transportation - 1.1%
Canadian National Railway Co. (Canada)	11,090	1,196,833
CSX Corp.	43,568	1,465,627
Union Pacific Corp.	3,910	907,394
		3,569,854
Machinery - 0.7%
SMC Corp. - ADR (Japan)	45,060	965,185
SMC Corp. (Japan)	200	84,909
Spirax Group plc (United Kingdom)	1,020	85,140
Techtronic Industries Co. Ltd. - ADR (Hong Kong)	16,284	1,181,893
Techtronic Industries Co. Ltd. (Hong Kong)	11,500	166,353
		2,483,480
Professional Services - 0.5%
Experian plc	1,932	94,293
TransUnion	14,298	1,448,387
		1,542,680
Trading Companies & Distributors - 0.3%
Brenntag SE - ADR (Germany)	42,330	548,174
Brenntag SE (Germany)	2,116	138,033
IMCD N.V. (Netherlands)	987	156,924
		843,131
Transportation Infrastructure - 0.0%##
Auckland International Airport Ltd. (New Zealand)	19,039	83,071
Total Industrials		14,193,391
Information Technology - 2.9%
Electronic Equipment, Instruments & Components - 0.1%
Halma plc (United Kingdom)	3,073	98,169
Keyence Corp. (Japan)	300	135,424
		233,593
IT Services - 0.6%
EPAM Systems, Inc.*	6,585	1,242,260
Globant S.A. *	3,622	760,222
Softcat plc (United Kingdom)	3,019	65,984
		2,068,466
Semiconductors & Semiconductor Equipment - 1.3%
Infineon Technologies AG - ADR (Germany)	54,667	1,730,211
Infineon Technologies AG (Germany)	4,995	157,965

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	11,817	$2,251,611
		4,139,787
Software - 0.9%
Atlassian Corp. - Class A *	470	88,614
Microsoft Corp.	3,746	1,522,187
ServiceNow, Inc.*	1,629	1,519,840
		3,130,641
Total Information Technology		9,572,487
Materials - 0.6%
Chemicals - 0.4%
Air Liquide S.A. - ADR (France)	31,487	1,126,920
Air Liquide S.A. (France)	982	176,074
		1,302,994
Paper & Forest Products - 0.2%
West Fraser Timber Co. Ltd. (Canada)	6,495	587,148
West Fraser Timber Co. Ltd. (Canada)	2,122	191,648
		778,796
Total Materials		2,081,790
Real Estate - 0.7%
Real Estate Management & Development - 0.4%
CBRE Group, Inc. - Class A*	10,230	1,339,823
Specialized REITs - 0.3%
Extra Space Storage, Inc.	7,049	1,151,102
Total Real Estate		2,490,925
Utilities - 0.3%
Electric Utilities - 0.3%
Evergy, Inc.	16,852	1,018,535
TOTAL COMMON STOCKS (Identified Cost $55,978,790)		68,231,952

CORPORATE BONDS - 18.0%

Non-Convertible Corporate Bonds- 18.0%
Communication Services - 1.1%
Entertainment - 0.6%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	2,140,000	1,999,233
Interactive Media & Services - 0.4%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	1,320,000	1,279,723
Media - 0.1%
Open Infra U.S. Assets AB, 11.00%, 2/22/2027	400,000	400,500

Total Communication Services		3,679,456

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary - 0.8%
Broadline Retail - 0.8%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	3,110,000	$2,742,827
Energy - 1.9%
Energy Equipment & Services - 0.1%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	337,195	344,548
Oil, Gas & Consumable Fuels - 1.8%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025 (Acquired 09/10/2020-10/29/2021, cost $401,994)[3]	408,794	369,543
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,810,000	1,974,505
Energy Transfer LP
7.375%, 2/1/2031[2]	1,250,000	1,314,193
6.50%, 2/1/2042	1,890,000	1,983,918
New Fortress Energy, Inc., 8.75%, 3/15/2029[2]	345,000	288,101
		5,930,260
Total Energy		6,274,808
Financials - 9.0%
Banks - 6.2%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[4]	2,300,000	1,993,525
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[4]	2,110,000	2,001,336
Citizens Bank NA, (U.S. Secured Overnight Financing Rate + 2.000%), 4.575%, 8/9/2028[4]	1,470,000	1,454,160
Fifth Third Bancorp, (U.S. Secured Overnight Financing Index + 2.192%), 6.361%, 10/27/2028[4]	545,000	565,228
Huntington Bancshares, Inc., 2.55%, 2/4/2030	1,650,000	1,454,472
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[4]	3,460,000	3,388,797
KeyBank NA, 5.85%, 11/15/2027	1,420,000	1,454,543
The PNC Financial Services Group, Inc., (U.S. Secured Overnight Financing Rate + 1.322%), 5.812%, 6/12/2026[4]	1,990,000	1,999,236
Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 0.862%), 1.887%, 6/7/2029[4]	2,230,000	2,004,825
U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.653%, 2/1/2029[4]	2,150,000	2,136,785

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.707%, 4/22/2028[4]	2,100,000	$2,140,436
		20,593,343
Capital Markets - 0.7%
Jefferies Financial Group, Inc., 6.20%, 4/14/2034	2,110,000	2,198,009
Consumer Finance - 1.0%
Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 3.070%), 7.624%, 10/30/2031[4]	2,400,000	2,666,077
Navient Corp., 6.75%, 6/25/2025	485,000	488,039
		3,154,116
Financial Services - 0.1%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	230,000	194,964
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $250,000)[3]	250,000	213,315
		408,279
Insurance - 1.0%
MassMutual Global Funding II, 4.85%, 1/17/2029[2]	660,000	664,859
Metropolitan Life Global Funding I, 4.85%, 1/8/2029[2]	660,000	662,784
New York Life Global Funding, 4.70%, 1/29/2029[2]	660,000	661,596
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	1,440,000	1,478,540
		3,467,779
Total Financials		29,821,526
Industrials - 1.3%
Ground Transportation - 0.4%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[4]	1,310,000	1,323,247
Passenger Airlines - 0.1%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	89,116	90,245
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	57,467	55,809
Series 2019-2, Class B, 3.50%, 5/1/2028	294,023	274,654
		420,708
Trading Companies & Distributors - 0.8%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,430,000	1,326,924

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,380,000	$1,331,253
		2,658,177
Total Industrials		4,402,132
Materials - 0.6%
Metals & Mining - 0.6%
Infrabuild Australia Pty Ltd. (Australia), 14.50%, 11/15/2028[2]	350,000	345,226
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/20272.	1,602,246	1,554,608
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-05/13/2020, cost $212,263)[3,5]	880,000	9
Total Materials		1,899,843
Real Estate - 2.1%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	460,000	447,226
Retail REITs - 0.8%
Simon Property Group LP, 2.65%, 2/1/2032	2,965,000	2,545,100
Specialized REITs - 1.2%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $399,500)[3]	470,000	478,676
SBA Tower Trust
6.599%, 1/15/2028[2]	2,540,000	2,595,151
4.831%, 10/15/2029[2]	990,000	966,107
		4,039,934
Total Real Estate		7,032,260
Utilities - 1.2%
Electric Utilities - 0.4%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	1,230,000	1,301,536
Independent Power and Renewable Electricity Producers - 0.8%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	2,550,000	2,683,471
Total Utilities		3,985,007
TOTAL CORPORATE BONDS (Identified Cost $61,226,945)		59,837,859

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES - 26.5%

U.S. Treasury Notes - 26.5%
U.S. Treasury Floating Rate Note (3 mo. U.S. Treasury Bill Yield + 0.182%), 4.724%, 7/31/2026[6]	6,636,000	$6,631,596
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2031	3,754,814	3,377,719
U.S. Treasury Note
2.25%, 11/15/2027	14,242,000	13,475,380
3.125%, 11/15/2028	5,149,000	4,949,878
1.75%, 11/15/2029	18,660,000	16,656,966
0.875%, 11/15/2030	20,134,000	16,618,415
1.375%, 11/15/2031	16,188,000	13,390,511
4.50%, 11/15/2033	12,993,000	13,210,227
TOTAL U.S. TREASURY SECURITIES (Identified Cost $88,902,804)		88,310,692

ASSET-BACKED SECURITIES - 7.2%

ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[2]	1,550,000	1,565,565
Capteris Equipment Finance LLC, Series 2024-1A, Class A2, 5.58%, 7/20/2032[2]	1,145,000	1,154,217
CF Hippolyta Issuer LLC, Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,698,356	2,595,197
Cogent Ipv4 LLC, Series 2024-1A, Class A2, 7.924%, 5/25/2054[2]	850,000	872,345
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	609,813	551,260
DataBank Issuer
Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	1,630,000	1,528,689
Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,500,000	1,468,197
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,600,000	2,443,145
Libra Solutions LLC, Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	358,085	358,866
Nelnet Student Loan Trust, Series 2006- 2, Class A7, (U.S. Secured Overnight Financing Rate 90 Day Average + 0.842%), 6.025%, 1/26/2037[2,6]	1,609,654	1,603,880
Oxford Finance Credit Fund III LP, Series 2024-A, Class A2, 6.675%, 1/14/2032[2]	220,000	220,784
Oxford Finance Funding LLC
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	87,570	86,982
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	2,373,076	2,337,255
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,500,000	2,521,909
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	992,916	972,858
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	1,079,401	1,082,749

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC (continued)
Series 2024-1, Class A, 6.95%, 2/15/2036[2]	583,725	$588,439
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[2]	2,077,352	1,975,533

TOTAL ASSET-BACKED SECURITIES (Identified Cost $24,267,043)		23,927,870

COMMERCIAL MORTGAGE-BACKED SECURITIES - 9.2%

BMO Mortgage Trust, Series 2024-5C7, Class A3, 5.566%, 11/15/2057[7]	570,000	581,285
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	53,161	50,414
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	270,022	237,992
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,7]	155,491	134,485
Fannie Mae REMICS
Series 2018-13, Class PA, 3.00%, 3/25/2048	1,576,620	1,374,605
Series 2018-31, Class KP, 3.50%, 7/25/2047	31,844	31,243
Series 2021-69, Class WJ, 1.50%, 10/25/2050	1,042,356	873,067
Finance of America Structured Securities Trust, Series 2022-S6, Class A1, 3.00%, 7/25/2061[2]	1,139,324	1,105,146
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,720,927	1,483,729
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,6]	1,359,306	1,259,996
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,7]	1,091,071	962,448
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,7]	1,096,781	962,428
Series 2022-PJ1, Class A8, 2.50%, 5/28/2052[2,7]	1,714,700	1,493,640
Imperial Fund Mortgage Trust
Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,7]	1,209,824	1,015,336
Series 2022-NQM1, Class A1, 2.493%, 2/25/2067[2,7]	2,181,582	1,958,332
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	146,552	142,408
Series 2017-3, Class 1A3, 3.50%, 8/25/2047[2,7]	27,913	25,209
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,7]	60,936	55,362

	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]		260,077	$245,043
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]		251,463	237,240
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]		363,057	338,621
NYMT Loan Trust, Series 2022-CP1, Class A1, 2.042%, 7/25/2061[2]		1,265,414	1,161,825
OBX Trust
Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,7]		2,048,011	1,776,713
Series 2024-NQM1, Class A1, 5.928%, 11/25/2063[2,8]		1,241,645	1,246,377
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 10.738%, 7/25/2029 (Acquired 07/24/2023, cost $4,274,268)[3,6]		4,274,268	4,273,971
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]		560,716	514,113
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,7]		1,374,111	1,156,921
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,7]		2,261,427	1,841,792
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]		130,907	111,084
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]		1,026,461	914,879
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]		159,804	143,040
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]		192,298	172,015
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,7]		60,371	55,575
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.00%, 11/15/2027[2,6]		1,509,868	935,046
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]		1,317,383	1,238,476
Towd Point Mortgage Trust, Series 2019- HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 5.852%, 10/25/2048[2,6]		361,079	366,323
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,7]		90,368	83,697

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $34,107,234)			30,559,876

FOREIGN GOVERNMENT BONDS - 0.4%

Japan Government Two Year Bond, Series 456, (Japan), 0.10%, 1/1/2026	JPY	200,000,000	1,312,695

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)

Mexican Bonos, Series M, (Mexico), 7.75%, 5/29/2031	MXN	908,000	$40,713

TOTAL FOREIGN GOVERNMENT BONDS (Identified Cost $1,419,985)			1,353,408

MUNICIPAL BONDS - 1.6%

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		2,660,000	2,037,576
South Carolina Public Service Authority, Series B, Revenue Bond, 1.852%, 12/1/2026		3,460,000	3,237,190
TOTAL MUNICIPAL BONDS (Identified Cost $6,209,653)			5,274,766

U.S. GOVERNMENT AGENCIES - 13.8%

Mortgage-Backed Securities - 13.8%
Fannie Mae
Pool #MA1834, UMBS, 4.50%, 2/1/2034		195,323	193,932
Pool #MA1903, UMBS, 4.50%, 5/1/2034		190,043	188,675
Pool #886904, UMBS, 6.50%, 9/1/2036		30,693	32,636
Pool #933521, UMBS, 5.00%, 1/1/2038		5,329	5,355
Pool #889260, UMBS, 5.00%, 4/1/2038		5,799	5,827
Pool #889576, UMBS, 6.00%, 4/1/2038		142,068	148,712
Pool #975840, UMBS, 5.00%, 5/1/2038		20,972	21,062
Pool #995196, UMBS, 6.00%, 7/1/2038		170,761	178,714
Pool #986458, UMBS, 6.00%, 8/1/2038		2,141	2,241
Pool #987831, UMBS, 6.00%, 9/1/2038		8,175	8,558
Pool #990897, UMBS, 6.00%, 9/1/2038		14,585	15,265
Pool #AD0220, UMBS, 6.00%, 10/1/2038		23,629	24,729
Pool #257497, UMBS, 6.00%, 12/1/2038		6,078	6,361
Pool #971022, UMBS, 5.00%, 1/1/2039		10,846	10,893
Pool #AA1810, UMBS, 5.00%, 1/1/2039		30,634	30,766
Pool #983686, UMBS, 5.00%, 2/1/2039		12,873	12,928
Pool #AE0604, UMBS, 6.00%, 7/1/2039		157,175	164,496
Pool #AA6788, UMBS, 6.00%, 8/1/2039		105,194	110,089

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AC0463, UMBS, 5.00%, 11/1/2039	11,747	$11,798
Pool #AC5111, UMBS, 5.00%, 11/1/2039	24,828	24,935
Pool #MA0258, UMBS, 4.50%, 12/1/2039	269,784	264,984
Pool #MA0259, UMBS, 5.00%, 12/1/2039	15,217	15,282
Pool #AC8573, UMBS, 5.00%, 1/1/2040	20,206	20,293
Pool #AL1595, UMBS, 6.00%, 1/1/2040	162,617	170,223
Pool #AE0061, UMBS, 6.00%, 2/1/2040	67,437	70,581
Pool #AL0152, UMBS, 6.00%, 6/1/2040	274,935	287,793
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,135,803	1,855,905
Pool #AI5172, UMBS, 4.00%, 8/1/2041	142,864	136,025
Pool #AL1410, UMBS, 4.50%, 12/1/2041	303,812	297,215
Pool #AB4300, UMBS, 3.50%, 1/1/2042	69,086	63,676
Pool #MA4633, UMBS, 3.50%, 6/1/2042	1,106,458	1,011,056
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,713,841	2,557,421
Pool #MA4934, UMBS, 5.00%, 2/1/2043	1,627,307	1,598,666
Pool #FS4616, UMBS, 5.00%, 5/1/2043	3,295,053	3,249,643
Pool #AL7729, UMBS, 4.00%, 6/1/2043	156,990	149,475
Pool #BC8677, UMBS, 4.00%, 5/1/2046	75,544	71,018
Pool #BD6997, UMBS, 4.00%, 10/1/2046	95,913	90,178
Pool #BE3812, UMBS, 4.00%, 12/1/2046	108,233	101,762
Pool #BE7845, UMBS, 4.50%, 2/1/2047	121,995	118,202
Pool #AL8674, 5.637%, 1/1/2049	454,167	468,096
Pool #FS9332, UMBS, 3.00%, 3/1/2050	2,070,000	1,823,133
Pool #MA4020, UMBS, 3.00%, 5/1/2050	3,891,254	3,381,359
Pool #FS4339, UMBS, 3.00%, 12/1/2050	1,725,918	1,510,084
Pool #FS4511, UMBS, 4.00%, 8/1/2051	3,451,199	3,230,914
Pool #FS2998, UMBS, 3.50%, 4/1/2052	3,140,379	2,842,064
Pool #FS4925, UMBS, 3.50%, 4/1/2052	3,665,943	3,317,702

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® CONSERVATIVE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,221,886	$2,057,038
Pool #MA4807, UMBS, 5.50%, 11/1/2052	875,002	868,691
Freddie Mac
Pool #C91746, 4.50%, 12/1/2033	30,465	30,299
Pool #C91762, 4.50%, 5/1/2034	295,188	293,349
Pool #G03926, 6.00%, 2/1/2038	114,679	120,172
Pool #G05906, 6.00%, 4/1/2040	15,889	16,650
Pool #G06789, 6.00%, 5/1/2040	91,716	96,109
Pool #A92889, 4.50%, 7/1/2040	401,506	393,829
Pool #RB5167, UMBS, 3.50%, 7/1/2042	1,128,147	1,035,108
Pool #RB5188, UMBS, 4.00%, 10/1/2042	2,295,092	2,167,894
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,896,311	2,527,606
Pool #SD8230, UMBS, 4.50%, 6/1/2052	1,996,001	1,900,379
Pool #SD1360, UMBS, 5.50%, 7/1/2052	3,425,794	3,403,866
Pool #SD8276, UMBS, 5.00%, 12/1/2052	1,194,458	1,162,402
Ginnie Mae Pool #671161, 5.50%, 11/15/2037	23,572	24,175

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $47,310,058)		45,998,289

SHORT-TERM INVESTMENT - 2.3%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[9]
(Identified Cost $7,792,263)	7,792,263	7,792,263

TOTAL INVESTMENTS - 99.5% (Identified Cost $327,214,775)		331,286,975
OTHER ASSETS, LESS LIABILITIES - 0.5%		1,498,694
NET ASSETS - 100%		$332,785,669

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $60,762,044, which represented 18.3% of the Series’ Net Assets.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2024 was $5,335,514, or 1.6% of the Series’ Net Assets.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2024.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2024.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2024.

8Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of October 31, 2024.

9Rate shown is the current yield as of October 31, 2024.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2024

ASSETS:

Investments in securities, at value (identified cost $327,214,775) (Note 2)	$331,286,975
Interest receivable	1,838,384
Foreign tax reclaims receivable	159,210
Dividends receivable	41,281
Receivable for fund shares sold	13,978
Prepaid expenses	949

TOTAL ASSETS	333,340,777

LIABILITIES:

Due to custodian	3,435
Foreign currency overdraft, at value (identified cost $14)	14
Accrued management fees[1]	160,965
Accrued sub-transfer agent fees[1]	100,733
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	98,271
Accrued fund accounting and administration fees[1]	21,417
Directors’ fees payable[1]	9,865
Accrued Chief Compliance Officer service fees[1]	2,713
Payable for fund shares repurchased	62,337
Professional fees payable	53,659
Other payables and accrued expenses	41,699

TOTAL LIABILITIES	555,108

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$332,785,669

NET ASSETS CONSIST OF:

Capital stock	$250,046
Additional paid-in-capital	327,279,607
Total distributable earnings (loss)	5,256,016

TOTAL NET ASSETS	$332,785,669

[1]	See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Conservative Term Series

October 31, 2024

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($181,829,025/13,671,839 shares)	$13.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($73,614,492/5,524,728 shares)	$13.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($14,382,001/1,079,970 shares)	$13.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($61,115,617/4,590,230 shares)	$13.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($1,844,534/137,874 shares)	$13.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Conservative Term Series

For the Year Ended October 31, 2024

INVESTMENT INCOME:

Interest	$12,542,990
Dividends (net of foreign taxes withheld, $40,210)	1,262,508

Total Investment Income	13,805,498

EXPENSES:

Management fees (Note 3)	1,373,544
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	646,218
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	471,848
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	74,484
Sub-transfer agent fees (Note 3)	230,931
Fund accounting and administration fees (Note 3)	113,950
Directors’ fees (Note 3)	50,051
Chief Compliance Officer service fees (Note 3)	7,994
Custodian fees	24,630
Recoupment of past waived and/or reimbursed fees (Note 3)	44,594
Miscellaneous	349,501

Total Expenses	3,387,745
Less reduction of expenses (Note 3)	(8,161)

Net Expenses	3,379,584

NET INVESTMENT INCOME	10,425,914

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $5,899)	1,767,325
Foreign currency and translation of other assets and liabilities	(7,369)

1,759,956
Net change in unrealized appreciation (depreciation) on-
Investments in securities	27,912,950
Foreign currency and translation of other assets and liabilities	3,610

27,916,560

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	29,676,516

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,102,430

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Conservative Term Series

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,425,914	$10,086,155
Net realized gain (loss) on investments and foreign currency	1,759,956	(8,423,772)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,916,560	12,585,322

Net increase (decrease) from operations	40,102,430	14,247,705

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(5,295,197)	(6,627,506)
Class I	(2,061,217)	(2,862,884)
Class R	(398,984)	(516,816)
Class L	(1,539,000)	(1,406,802)
Class W	(54,109)	(69,307)
Total distributions to shareholders	(9,348,507)	(11,483,315)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(37,844,161)	(60,589,234)

Net increase (decrease) in net assets	(7,090,238)	(57,824,844)

NET ASSETS:

Beginning of year	339,875,907	397,700,751

End of year	$332,785,669	$339,875,907

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.16	$12.11	$14.61	$14.47	$14.23
Income (loss) from investment operations:
Net investment income[1]	0.40	0.34	0.16	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.09	0.09	(1.94)	1.34	0.59 [2]
Total from investment operations	1.49	0.43	(1.78)	1.51	0.80
Less distributions to shareholders:
From net investment income	(0.35)	(0.20)	(0.08)	(0.19)	(0.21)
From net realized gain on investments	—	(0.18)	(0.64)	(1.18)	(0.35)
Total distributions to shareholders	(0.35)	(0.38)	(0.72)	(1.37)	(0.56)

Net asset value - End of year	$13.30	$12.16	$12.11	$14.61	$14.47
Net assets - End of year (000’s omitted)	$181,829	$189,940	$218,606	$291,698	$294,276
Total return[3]	12.39%	3.49%	(12.77%)	10.99%	5.86%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%[4]	0.90%	0.88%	0.87%	0.87%
Net investment income	3.12%	2.74%	1.23%	1.15%	1.47%
Series portfolio turnover	59%	59%	79%	73%	108%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.03%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 5.78%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have 0.88%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.17	$12.14	$14.95	$15.43	$15.38
Income (loss) from investment operations:
Net investment income[1]	0.44	0.37	0.20	0.20	0.27
Net realized and unrealized gain (loss) on investments	1.08	0.09	(1.93)	1.40	0.64 [2]
Total from investment operations	1.52	0.46	(1.73)	1.60	0.91
Less distributions to shareholders:
From net investment income	(0.37)	(0.25)	(0.16)	(0.38)	(0.36)
From net realized gain on investments	—	(0.18)	(0.92)	(1.70)	(0.50)
Total distributions to shareholders	(0.37)	(0.43)	(1.08)	(2.08)	(0.86)

Net asset value - End of year	$13.32	$12.17	$12.14	$14.95	$15.43
Net assets - End of year (000’s omitted)	$73,614	$68,157	$85,498	$115,216	$99,139
Total return[3]	12.65%	3.73%	(12.50%)	11.16%	6.27%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.65%[4]	0.65%	0.63%	0.62%	0.60%
Net investment income	3.37%	2.98%	1.48%	1.40%	1.77%
Series portfolio turnover	59%	59%	79%	73%	108%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share by less than $0.01. Excluding the proceeds from the settlement, the total return would have been 6.17%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have 0.63%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class R

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.18	$12.13	$15.05	$15.63	$15.64
Income (loss) from investment operations:
Net investment income[1]	0.38	0.31	0.14	0.14	0.20
Net realized and unrealized gain (loss) on investments	1.09	0.08	(1.95)	1.44	0.65 [2]
Total from investment operations	1.47	0.39	(1.81)	1.58	0.85
Less distributions to shareholders:
From net investment income	(0.33)	(0.16)	(0.12)	(0.35)	(0.32)
From net realized gain on investments	—	(0.18)	(0.99)	(1.81)	(0.54)
Total distributions to shareholders	(0.33)	(0.34)	(1.11)	(2.16)	(0.86)

Net asset value - End of year	$13.32	$12.18	$12.13	$15.05	$15.63
Net assets - End of year (000’s omitted)	$14,382	$14,923	$18,808	$23,527	$22,539
Total return[3]	12.25%	3.17%	(12.93%)	10.81%	5.69%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	1.10%	1.12%	1.08%	1.05%	1.04%
Net investment income	2.92%	2.51%	1.03%	0.96%	1.25%
Series portfolio turnover	59%	59%	79%	73%	108%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class L

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.21	$12.12	$15.07	$15.64	$15.65
Income (loss) from investment operations:
Net investment income[1]	0.31	0.25	0.08	0.06	0.12
Net realized and unrealized gain (loss) on investments	1.09	0.09	(1.97)	1.45	0.65 [2]
Total from investment operations	1.40	0.34	(1.89)	1.51	0.77
Less distributions to shareholders:
From net investment income	(0.30)	(0.07)	(0.08)	(0.26)	(0.24)
From net realized gain on investments	—	(0.18)	(0.98)	(1.82)	(0.54)
Total distributions to shareholders	(0.30)	(0.25)	(1.06)	(2.08)	(0.78)

Net asset value - End of year	$13.31	$12.21	$12.12	$15.07	$15.64
Net assets - End of year (000’s omitted)	$61,116	$65,223	$73,165	$94,971	$86,903
Total return[3]	11.55%	2.71%	(13.44%)	10.26%	5.16%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	1.61%	1.63%	1.59%	1.58%	1.55%
Net investment income	2.41%	2.00%	0.52%	0.44%	0.79%
Series portfolio turnover	59%	59%	79%	73%	108%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Conservative Term Series - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.19	$12.18	$14.64	$14.52	$14.28
Income (loss) from investment operations:
Net investment income[1]	0.51	0.44	0.27	0.28	0.32
Net realized and unrealized gain (loss) on investments	1.08	0.09	(1.94)	1.35	0.59 [2]
Total from investment operations	1.59	0.53	(1.67)	1.63	0.91
Less distributions to shareholders:
From net investment income	(0.40)	(0.34)	(0.15)	(0.33)	(0.32)
From net realized gain on investments	—	(0.18)	(0.64)	(1.18)	(0.35)
Total distributions to shareholders	(0.40)	(0.52)	(0.79)	(1.51)	(0.67)

Net asset value - End of year	$13.38	$12.19	$12.18	$14.64	$14.52
Net assets - End of year (000’s omitted)	$1,845	$1,633	$1,623	$1,985	$1,775
Total return[3]	13.29%	4.32%	(12.07%)	11.84%	6.66%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.09%
Net investment income	3.92%	3.55%	2.03%	1.92%	2.26%
Series portfolio turnover	59%	59%	79%	73%	108%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.46%	0.47%	0.44%	0.42%	0.40%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. These proceeds impacted the net realized and unrealized gain (loss) on investments per share and total return by less than $0.01 and by less than 0.01%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 41.3%

Communication Services - 4.8%
Entertainment - 0.8%
Electronic Arts, Inc.	17,115	$2,581,798
Interactive Media & Services - 4.0%
Alphabet, Inc. - Class A	27,346	4,679,174
Auto Trader Group plc (United Kingdom)[2]	26,799	289,362
Meta Platforms, Inc. - Class A	13,721	7,787,765
Tencent Holdings Ltd. (China)	5,700	297,210
		13,053,511
Total Communication Services		15,635,309
Consumer Discretionary - 4.1%
Broadline Retail - 2.8%
Amazon.com, Inc.*	34,180	6,371,152
MercadoLibre, Inc. (Brazil)*	1,374	2,799,085
		9,170,237
Household Durables - 0.1%
Sony Group Corp. (Japan)	8,500	149,579
Textiles, Apparel & Luxury Goods - 1.2%
Hermes International SCA (France)	57	129,547
LVMH Moet Hennessy Louis Vuitton SE - ADR (France)	27,741	3,678,179
LVMH Moet Hennessy Louis Vuitton SE (France)	427	284,263
		4,091,989
Total Consumer Discretionary		13,411,805
Consumer Staples - 1.1%
Beverages - 1.1%
The Coca-Cola Co.	53,670	3,505,188
Personal Care Products - 0.0%##
Beiersdorf AG (Germany)	1,484	200,331
Total Consumer Staples		3,705,519
Financials - 7.7%
Banks - 0.9%
FinecoBank Banca Fineco S.p.A. (Italy)	8,362	133,492
HDFC Bank Ltd. - ADR (India)	44,295	2,791,914
		2,925,406
Capital Markets - 3.4%
Avanza Bank Holding AB (Sweden)	5,862	122,105
BlackRock, Inc.	2,519	2,471,215
Deutsche Boerse AG - ADR (Germany)	56,035	1,300,572
Deutsche Boerse AG (Germany)	1,527	354,689
Intercontinental Exchange, Inc.	7,851	1,223,735
Intermediate Capital Group plc (United Kingdom)	6,643	176,467
Moody’s Corp.	3,985	1,809,349
MSCI, Inc.	2,100	1,199,520
Nasdaq, Inc.	17,581	1,299,588

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
S&P Global, Inc.	2,446	$1,174,961
		11,132,201
Financial Services - 3.3%
Fiserv, Inc.*	9,278	1,836,116
Mastercard, Inc. - Class A	9,910	4,950,937
Visa, Inc. - Class A	14,100	4,086,885
		10,873,938
Insurance - 0.1%
Admiral Group plc (United Kingdom)	7,193	238,021
Total Financials		25,169,566
Health Care - 6.1%
Biotechnology - 0.4%
Vertex Pharmaceuticals, Inc.*	2,615	1,244,688
Health Care Equipment & Supplies - 0.4%
Alcon AG	2,236	205,600
Intuitive Surgical, Inc.*	2,442	1,230,377
		1,435,977
Health Care Providers & Services - 0.4%
UnitedHealth Group, Inc.	2,209	1,246,980
Life Sciences Tools & Services - 1.3%
Lonza Group AG - ADR (Switzerland)	19,550	1,205,648
Lonza Group AG (Switzerland)	414	254,746
Thermo Fisher Scientific, Inc.	5,219	2,851,244
		4,311,638
Pharmaceuticals - 3.6%
AstraZeneca plc - ADR (United Kingdom)	77,880	5,541,162
Johnson & Johnson	23,139	3,699,001
Roche Holding AG - ADR	60,970	2,366,246
Roche Holding AG	992	307,424
		11,913,833
Total Health Care		20,153,116
Industrials - 8.6%
Aerospace & Defense - 2.3%
Airbus SE (France)	1,783	271,981
BAE Systems plc - ADR (United Kingdom)	18,054	1,163,580
BAE Systems plc (United Kingdom)	19,232	309,968
Hensoldt AG (Germany)	3,403	115,785
L3Harris Technologies, Inc.	14,898	3,686,808
Northrop Grumman Corp.	3,642	1,853,851
		7,401,973
Building Products - 0.4%
Masco Corp.	15,147	1,210,397

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 0.8%
Cleanaway Waste Management Ltd. (Australia)	90,274	$161,626
Copart, Inc.*	49,978	2,572,368
		2,733,994
Ground Transportation - 2.2%
Canadian National Railway Co. (Canada)	21,975	2,371,542
CSX Corp.	91,850	3,089,834
Union Pacific Corp.	7,892	1,831,496
		7,292,872
Machinery - 1.5%
SMC Corp. - ADR (Japan)	88,581	1,897,405
SMC Corp. (Japan)	500	212,273
Spirax Group plc (United Kingdom)	2,130	177,792
Techtronic Industries Co. Ltd. - ADR (Hong Kong)	34,291	2,488,841
Techtronic Industries Co. Ltd. (Hong Kong)	21,000	303,775
		5,080,086
Professional Services - 0.8%
Experian plc	3,994	194,930
TransUnion	24,349	2,466,554
		2,661,484
Trading Companies & Distributors - 0.5%
Brenntag SE - ADR (Germany)	89,295	1,156,370
Brenntag SE (Germany)	4,245	276,915
IMCD N.V. (Netherlands)	1,829	290,795
		1,724,080
Transportation Infrastructure - 0.1%
Auckland International Airport Ltd. (New Zealand)	39,859	173,913
Total Industrials		28,278,799
Information Technology - 5.5%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)	6,420	205,091
Keyence Corp. (Japan)	600	270,848
		475,939
IT Services - 1.2%
EPAM Systems, Inc.*	12,860	2,426,039
Globant S.A. *	6,995	1,468,180
Softcat plc (United Kingdom)	7,142	156,097
		4,050,316
Semiconductors & Semiconductor Equipment - 2.4%
Infineon Technologies AG - ADR (Germany)	113,988	3,607,720
Infineon Technologies AG (Germany)	11,035	348,978

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	21,040	$4,008,962
		7,965,660
Software - 1.7%
Atlassian Corp. - Class A *	802	151,209
Microsoft Corp.	7,262	2,950,914
ServiceNow, Inc.*	2,625	2,449,099
		5,551,222
Total Information Technology		18,043,137
Materials - 1.3%
Chemicals - 0.8%
Air Liquide S.A. - ADR (France)	66,306	2,373,092
Air Liquide S.A. (France)	2,047	367,030
		2,740,122
Paper & Forest Products - 0.5%
West Fraser Timber Co. Ltd. (Canada)	13,290	1,201,416
West Fraser Timber Co. Ltd. (Canada)	4,043	365,143
		1,566,559
Total Materials		4,306,681
Real Estate - 1.5%
Real Estate Management & Development - 0.8%
CBRE Group, Inc. - Class A*	20,088	2,630,925
Specialized REITs - 0.7%
Extra Space Storage, Inc.	14,864	2,427,291

Total Real Estate		5,058,216
Utilities - 0.6%
Electric Utilities - 0.6%
Evergy, Inc.	30,581	1,848,316
TOTAL COMMON STOCKS (Identified Cost $111,296,348)		135,610,464

CORPORATE BONDS - 13.3%

Non-Convertible Corporate Bonds- 13.3%
Communication Services - 0.8%
Entertainment - 0.4%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	1,530,000	1,429,358
Interactive Media & Services - 0.3%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	930,000	901,623
Media - 0.1%
Open Infra U.S. Assets AB, 11.00%, 2/22/2027	400,000	400,500
Total Communication Services		2,731,481

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary - 0.6%
Broadline Retail - 0.6%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	2,200,000	$1,940,263
Energy - 1.4%
Energy Equipment & Services - 0.1%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	317,927	324,860
Oil, Gas & Consumable Fuels - 1.3%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025 (Acquired 09/10/2020-09/01/2023, cost $302,225)[3]	334,688	302,552
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,290,000	1,407,244
Energy Transfer LP
7.375%, 2/1/2031[2]	890,000	935,705
6.50%, 2/1/2042	1,350,000	1,417,085
New Fortress Energy, Inc., 8.75%, 3/15/2029[2]	335,000	279,750
		4,342,336
Total Energy		4,667,196
Financials - 6.4%
Banks - 4.4%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[4]	1,640,000	1,421,470
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[4]	1,510,000	1,432,236
Citizens Bank NA, (U.S. Secured Overnight Financing Rate + 2.000%), 4.575%, 8/9/2028[4]	960,000	949,655
Fifth Third Bancorp, (U.S. Secured Overnight Financing Index + 2.192%), 6.361%, 10/27/2028[4]	330,000	342,248
Huntington Bancshares, Inc., 2.55%, 2/4/2030	1,080,000	952,018
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[4]	2,450,000	2,399,582
KeyBank NA, 5.85%, 11/15/2027	1,020,000	1,044,812
The PNC Financial Services Group, Inc., (U.S. Secured Overnight Financing Rate + 1.322%), 5.812%, 6/12/2026[4]	1,420,000	1,426,591
Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 0.862%), 1.887%, 6/7/2029[4]	1,590,000	1,429,449
U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.653%, 2/1/2029[4]	1,550,000	1,540,473

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.707%, 4/22/2028[4]	1,510,000	$1,539,076
		14,477,610
Capital Markets - 0.4%
Jefferies Financial Group, Inc., 6.20%, 4/14/2034	1,370,000	1,427,143
Consumer Finance - 0.7%
Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 3.070%), 7.624%, 10/30/2031[4]	1,700,000	1,888,471
Navient Corp., 6.75%, 6/25/2025	475,000	477,976
		2,366,447
Financial Services - 0.1%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	230,000	194,964
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $250,000)[3]	250,000	213,315
		408,279
Insurance - 0.8%
MassMutual Global Funding II, 4.85%, 1/17/2029[2]	470,000	473,460
Metropolitan Life Global Funding I, 4.85%, 1/8/2029[2]	470,000	471,983
New York Life Global Funding, 4.70%, 1/29/2029[2]	470,000	471,137
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	1,045,000	1,072,968
		2,489,548
Total Financials		21,169,027
Industrials - 1.0%
Ground Transportation - 0.3%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[4]	940,000	949,505
Passenger Airlines - 0.1%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	65,313	66,141
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	53,046	51,516
Series 2019-2, Class B, 3.50%, 5/1/2028	318,079	297,126
		414,783
Trading Companies & Distributors - 0.6%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,020,000	946,477

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	980,000	$945,383
		1,891,860
Total Industrials		3,256,148
Materials - 0.5%
Metals & Mining - 0.5%
Infrabuild Australia Pty Ltd. (Australia), 14.50%, 11/15/2028[2]	335,000	330,430
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,250,533	1,213,353
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $89,149)[3,5]	497,000	5
Total Materials		1,543,788

Real Estate - 1.7%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	490,000	476,393
Retail REITs - 0.6%
Simon Property Group LP, 2.65%, 2/1/2032	2,130,000	1,828,352
Specialized REITs - 1.0%
SBA Tower Trust
1.884%, 1/15/2026[2]	520,000	500,794
6.599%, 1/15/2028[2]	1,960,000	2,002,557
4.831%, 10/15/2029[2]	710,000	692,865
		3,196,216
Total Real Estate		5,500,961
Utilities - 0.9%
Electric Utilities - 0.3%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	880,000	931,180
Independent Power and Renewable Electricity Producers - 0.6%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	1,780,000	1,873,168
Total Utilities		2,804,348
TOTAL CORPORATE BONDS (Identified Cost $44,586,849)		43,613,212

U.S. TREASURY SECURITIES - 18.1%

U.S. Treasury Bonds - 4.2%
U.S. Treasury Bond
2.375%, 2/15/2042	14,362,000	10,580,755

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
U.S. Treasury Bond (continued)
3.625%, 2/15/2053	3,898,000	$3,348,625
Total U.S. Treasury Bonds
(Identified Cost $15,090,571)		13,929,380
U.S. Treasury Notes - 13.9%
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2031	3,789,884	3,409,267
U.S. Treasury Note
2.25%, 11/15/2027	10,531,000	9,964,136
1.75%, 11/15/2029	10,703,000	9,554,100
0.875%, 11/15/2030	7,715,000	6,367,889
4.125%, 11/15/2032	6,619,000	6,568,323
4.50%, 11/15/2033	9,597,000	9,757,450
Total U.S. Treasury Notes
(Identified Cost $45,599,503)		45,621,165
TOTAL U.S. TREASURY SECURITIES (Identified Cost $60,690,074)		59,550,545

ASSET-BACKED SECURITIES - 5.2%

Capteris Equipment Finance LLC, Series 2024-1A, Class A2, 5.58%, 7/20/2032[2]	820,000	826,601
CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	921,938	893,053
Cogent Ipv4 LLC, Series 2024-1A, Class A2, 7.924%, 5/25/2054[2]	615,000	631,167
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	466,071	421,972
DataBank Issuer, Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,600,000	1,566,077
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,100,000	1,973,309
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	825,455	676,292
Hotwire Funding LLC, Series 2021-1, Class A2, 2.311%, 11/20/2051[2]	1,950,000	1,832,890
Libra Solutions LLC, Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	343,165	343,913
Nelnet Student Loan Trust, Series 2012- 3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 5.671%, 3/26/2040[2,6]	132,873	132,401
Oxford Finance Credit Fund III LP, Series 2024-A, Class A2, 6.675%, 1/14/2032[2]	165,000	165,588
Oxford Finance Funding LLC
Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	237,739	236,143
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,661,153	1,636,079
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,170,000	2,189,017
PEAR LLC
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	777,128	761,429

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC (continued)
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	741,138	$743,437
Series 2024-1, Class A, 6.95%, 2/15/2036[2]	452,181	455,833
SLM Student Loan Trust, Series 2012-7, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.764%), 5.621%, 5/26/2026[6]	1,723,822	1,676,496
TOTAL ASSET-BACKED SECURITIES (Identified Cost $17,550,394)		17,161,697

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.0%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,7]	1,106,366	1,019,518
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	27,335	25,923
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,7]	593,187	478,900
Credit Suisse Mortgage Capital Trust
Series 2013-7, Class A6, 3.50%, 8/25/2043[2,7]	121,705	111,330
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,7]	266,923	239,151
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	234,831	206,975
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,7]	138,433	119,731
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,7]	46,090	42,495
Deephaven Residential Mortgage Trust, Series 2021-3, Class A1, 1.194%, 8/25/2066[2,7]	909,269	787,401
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	16,559	16,246
Series 2021-69, Class WJ, 1.50%, 10/25/2050	813,267	681,185
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,911,260	1,647,828
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	200,752	182,848
GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,6]	1,080,818	1,001,855
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,7]	824,522	727,322
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,7]	840,865	737,861

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,7]	938,079	$787,275
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	126,872	123,285
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,7]	11,020	9,903
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	208,044	196,018
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	235,709	222,377
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	271,673	253,387
OBX Trust, Series 2024-NQM1, Class A1, 5.928%, 11/25/2063[2,8]	913,989	917,472
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 10.738%, 7/25/2029 (Acquired 07/24/2023, cost $3,280,252)[3,6]	3,280,252	3,280,025
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	815,189	747,436
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,7]	1,019,848	858,652
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,7]	1,726,908	1,406,460
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,7]	1,123,867	906,205
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]	196,117	166,418
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]	367,713	327,741
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]	136,541	122,218
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]	166,405	148,853
Series 2017-6, Class A19, 3.50%, 9/25/2047[2,7]	69,892	62,444
Series 2020-1, Class A1, 3.50%, 2/25/2050[2,7]	68,996	63,514
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.00%, 11/15/2027[2,6]	1,239,468	767,590
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]	122,832	115,475
Towd Point Mortgage Trust, Series 2019- HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 5.852%, 10/25/2048[2,6]	189,639	192,393

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES		SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,7]		74,437	$68,942
TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES
(Identified Cost $22,209,396)			19,770,652

FOREIGN GOVERNMENT BONDS - 0.4%

Japan Government Two Year Bond, Series 456, (Japan), 0.10%, 1/1/2026	JPY	165,000,000	1,082,973
Mexican Bonos, Series M, (Mexico), 7.75%, 5/29/2031	MXN	1,081,000	48,470
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,197,821)			1,131,443

MUNICIPAL BONDS - 0.7%

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,835,000	1,405,621
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		955,000	866,720
TOTAL MUNICIPAL BONDS
(Identified Cost $2,851,847)			2,272,341

U.S. GOVERNMENT AGENCIES - 10.7%

Mortgage-Backed Securities - 10.7%
Fannie Mae
Pool #MA3463, UMBS, 4.00%, 9/1/2033		261,185	255,818
Pool #MA1834, UMBS, 4.50%, 2/1/2034		188,603	187,261
Pool #MA1903, UMBS, 4.50%, 5/1/2034		142,832	141,804
Pool #889576, UMBS, 6.00%, 4/1/2038		142,197	148,847
Pool #MA3412, UMBS, 3.50%, 7/1/2038		243,145	228,917
Pool #995196, UMBS, 6.00%, 7/1/2038		285,072	298,350
Pool #AD0207, UMBS, 6.00%, 10/1/2038		50,589	52,954
Pool #AD0220, UMBS, 6.00%, 10/1/2038		15,610	16,337
Pool #MA0258, UMBS, 4.50%, 12/1/2039		260,769	256,129
Pool #AL1595, UMBS, 6.00%, 1/1/2040		182,602	191,142
Pool #AL0152, UMBS, 6.00%, 6/1/2040		275,184	288,054
Pool #MA4203, UMBS, 2.50%, 12/1/2040		1,775,484	1,542,806

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #MA4687, UMBS, 4.00%, 6/1/2042	1,909,740	$1,799,667
Pool #AL7068, UMBS, 4.50%, 9/1/2042	84,697	83,190
Pool #MA4934, UMBS, 5.00%, 2/1/2043	2,440,960	2,397,999
Pool #AX5234, UMBS, 4.50%, 11/1/2044	318,881	311,035
Pool #BD1381, UMBS, 3.50%, 6/1/2046	50,035	45,596
Pool #BE7845, UMBS, 4.50%, 2/1/2047	54,455	52,762
Pool #AL8674, 5.637%, 1/1/2049	677,405	698,181
Pool #FS1179, UMBS, 3.50%, 12/1/2049	896,227	814,734
Pool #FS9332, UMBS, 3.00%, 3/1/2050	1,860,000	1,638,177
Pool #MA4020, UMBS, 3.00%, 5/1/2050	3,036,704	2,638,786
Pool #FS4339, UMBS, 3.00%, 12/1/2050	2,329,989	2,038,613
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,299,950	2,005,719
Pool #FS4925, UMBS, 3.50%, 4/1/2052	2,073,576	1,876,600
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,118,552	1,961,371
Pool #BW1194, UMBS, 4.00%, 9/1/2052	1,937,318	1,792,382
Pool #MA4733, UMBS, 4.50%, 9/1/2052	1,182,010	1,123,837
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,068,512	1,060,805
Pool #MA4868, UMBS, 5.00%, 1/1/2053	1,788,045	1,740,058
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	226,073	224,665
Pool #C91771, 4.50%, 6/1/2034	3,921	3,897
Pool #C91780, 4.50%, 7/1/2034	5,516	5,483
Pool #G03781, 6.00%, 1/1/2038	48,097	50,401
Pool #G03926, 6.00%, 2/1/2038	73,833	77,369
Pool #G05900, 6.00%, 3/1/2040	41,154	43,126
Pool #G05906, 6.00%, 4/1/2040	36,935	38,704
Pool #A92889, 4.50%, 7/1/2040	460,704	451,895
Pool #G08772, 4.50%, 7/1/2047	52,507	50,849
Pool #ZS4751, UMBS, 3.50%, 1/1/2048	105,635	96,030
Pool #SD8230, UMBS, 4.50%, 6/1/2052	2,178,968	2,074,580
Pool #SD1360, UMBS, 5.50%, 7/1/2052	2,675,768	2,658,640

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MODERATE TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #SD8276, UMBS, 5.00%, 12/1/2052	1,707,633	$1,661,804
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $36,511,824)		35,125,374

SHORT-TERM INVESTMENT - 4.0%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[9]
(Identified Cost $13,222,904)	13,222,904	13,222,904

TOTAL INVESTMENTS - 99.7% (Identified Cost $310,117,457)		327,458,632
OTHER ASSETS, LESS LIABILITIES - 0.3%		1,148,851
NET ASSETS - 100%		$328,607,483

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $41,386,242, which represented 12.6% of the Series’ Net Assets.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2024 was $3,795,897, or 1.2% of the Series’ Net Assets.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2024.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2024.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2024.

8Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of October 31, 2024.

9Rate shown is the current yield as of October 31, 2024.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series
October 31, 2024

ASSETS:

Investments in securities, at value (identified cost $310,117,457) (Note 2)	$327,458,632
Foreign currency, at value (identified cost $126)	125
Interest receivable	1,390,445
Foreign tax reclaims receivable	190,268
Dividends receivable	64,503
Receivable for fund shares sold	43,550
Prepaid expenses	654

TOTAL ASSETS	329,148,177

LIABILITIES:

Due to custodian	2,625
Accrued management fees[1]	190,483
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	106,432
Accrued sub-transfer agent fees[1]	74,365
Accrued fund accounting and administration fees[1]	20,433
Directors’ fees payable[1]	9,530
Accrued Chief Compliance Officer service fees[1]	2,713
Professional fees payable	50,907
Payable for fund shares repurchased	37,699
Payable for securities purchased	2,710
Other payables and accrued expenses	42,797

TOTAL LIABILITIES	540,694

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$328,607,483

NET ASSETS CONSIST OF:

Capital stock	$223,140
Additional paid-in-capital	299,728,640
Total distributable earnings (loss)	28,655,703

TOTAL NET ASSETS	$328,607,483

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Moderate Term Series
October 31, 2024

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($141,534,137/9,635,086 shares)	$14.69

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($88,225,669/5,975,073 shares)	$14.77

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($21,876,102/1,482,988 shares)	$14.75

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($76,858,219/5,213,199 shares)	$14.74

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($113,356/7,644 shares)	$14.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Moderate Term Series
For the Year Ended October 31, 2024

INVESTMENT INCOME:

Interest	$8,931,352
Dividends (net of foreign taxes withheld, $89,096)	2,348,108

Total Investment Income	11,279,460

EXPENSES:

Management fees (Note 3)	2,005,154
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	796,118
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	360,779
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	110,768
Sub-transfer agent fees (Note 3)	166,785
Fund accounting and administration fees (Note 3)	109,984
Directors’ fees (Note 3)	48,399
Chief Compliance Officer service fees (Note 3)	7,994
Custodian fees	22,135
Recoupment of past waived and/or reimbursed fees (Note 3)	4,266
Miscellaneous	375,385

Total Expenses	4,007,767
Less reduction of expenses (Note 3)	(5,555)

Net Expenses	4,002,212

NET INVESTMENT INCOME..	7,277,248

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $3,256)	9,250,539
Foreign currency and translation of other assets and liabilities	(6,883)

9,243,656
Net change in unrealized appreciation (depreciation) on-
Investments in securities	35,345,500
Foreign currency and translation of other assets and liabilities	2,842

35,348,342

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	44,591,998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,869,246

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Moderate Term Series

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$7,277,248	$7,414,105
Net realized gain (loss) on investments and foreign currency	9,243,656	(3,231,657)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	35,348,342	13,937,405

Net increase (decrease) from operations	51,869,246	18,119,853

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(2,794,527)	(2,599,491)
Class I	(1,789,345)	(1,651,840)
Class R	(390,780)	(236,954)
Class L	(1,194,217)	(208,513)
Class W	(2,497)	(3,088)

Total distributions to shareholders	(6,171,366)	(4,699,886)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(40,700,735)	(81,440,643)
Net increase (decrease) in net assets	4,997,145	(68,020,676)

NET ASSETS:

Beginning of year	323,610,338	391,631,014

End of year	$328,607,483	$323,610,338

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.80	$12.47	$15.88	$14.57	$13.96
Income (loss) from investment operations:
Net investment income[1]	0.33	0.27	0.13	0.09	0.14
Net realized and unrealized gain (loss) on investments	1.82	0.24	(2.56)	2.13	1.11 [2]
Total from investment operations	2.15	0.51	(2.43)	2.22	1.25
Less distributions to shareholders:
From net investment income	(0.26)	(0.17)	(0.05)	(0.07)	(0.14)
From net realized gain on investments	—	(0.01)	(0.93)	(0.84)	(0.50)
Total distributions to shareholders	(0.26)	(0.18)	(0.98)	(0.91)	(0.64)

Net asset value - End of year	$14.69	$12.80	$12.47	$15.88	$14.57
Net assets - End of year (000’s omitted)	$141,534	$140,872	$186,398	$244,965	$237,656
Total return[3]	16.95%	4.05%	(16.27%)	15.78%	9.27%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.06%[4]	1.10%	1.07%	1.05%	1.07%
Net investment income	2.31%	2.06%	0.94%	0.59%	1.02%
Series portfolio turnover	59%	56%	69%	74%	105%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.00%[5]	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 9.12%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.85	$12.53	$16.44	$15.49	$15.14
Income (loss) from investment operations:
Net investment income[1]	0.36	0.30	0.16	0.12	0.19
Net realized and unrealized gain (loss) on investments	1.84	0.24	(2.58)	2.25	1.17 [2]
Total from investment operations	2.20	0.54	(2.42)	2.37	1.36
Less distributions to shareholders:
From net investment income	(0.28)	(0.21)	(0.10)	(0.16)	(0.27)
From net realized gain on investments	—	(0.01)	(1.39)	(1.26)	(0.74)
Total distributions to shareholders	(0.28)	(0.22)	(1.49)	(1.42)	(1.01)

Net asset value - End of year	$14.77	$12.85	$12.53	$16.44	$15.49
Net assets - End of year (000’s omitted)	$88,226	$84,949	$98,235	$127,248	$108,333
Total return[3]	17.27%	4.29%	(16.09%)	16.10%	9.37%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.84%	0.85%
Net investment income	2.53%	2.32%	1.15%	0.79%	1.26%
Series portfolio turnover	59%	56%	69%	74%	105%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.01%	0.05%	0.00%[4]	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. Excluding the proceeds from the settlement, the total return would have been 9.27%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class R

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.86	$12.52	$16.35	$15.32	$14.91
Income (loss) from investment operations:
Net investment income[1]	0.30	0.25	0.11	0.06	0.10
Net realized and unrealized gain (loss) on investments	1.84	0.23	(2.58)	2.23	1.17 [2]
Total from investment operations	2.14	0.48	(2.47)	2.29	1.27
Less distributions to shareholders:
From net investment income	(0.25)	(0.13)	(0.07)	(0.10)	(0.17)
From net realized gain on investments	—	(0.01)	(1.29)	(1.16)	(0.69)
Total distributions to shareholders	(0.25)	(0.14)	(1.36)	(1.26)	(0.86)

Net asset value - End of year	$14.75	$12.86	$12.52	$16.35	$15.32
Net assets - End of year (000’s omitted)	$21,876	$20,749	$21,692	$28,121	$32,824
Total return[3]	16.75%	3.77%	(16.43%)	15.62%	8.89%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.28%	1.30%	1.26%	1.26%[4]	1.35%
Net investment income	2.09%	1.87%	0.74%	0.39%	0.66%
Series portfolio turnover	59%	56%	69%	74%	105%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	N/A	N/A	0.01%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.16. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without recoupment the expense ratio would have been 1.25%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class L

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.88	$12.50	$16.44	$15.49	$15.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.18	0.03	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	1.84	0.23	(2.57)	2.23	1.18 [2]
Total from investment operations	2.06	0.41	(2.54)	2.22	1.22
Less distributions to shareholders:
From net investment income	(0.20)	(0.02)	(0.03)	(0.03)	(0.12)
From net realized gain on investments	—	(0.01)	(1.37)	(1.24)	(0.73)
Total distributions to shareholders	(0.20)	(0.03)	(1.40)	(1.27)	(0.85)

Net asset value - End of year	$14.74	$12.88	$12.50	$16.44	$15.49
Net assets - End of year (000’s omitted)	$76,858	$76,944	$85,200	$108,544	$95,532
Total return[3]	16.14%	3.27%	(16.89%)	14.94%	8.43%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	1.81%	1.82%	1.78%	1.77%	1.77%
Net investment income (loss)	1.57%	1.35%	0.22%	(0.13%)	0.33%
Series portfolio turnover	59%	56%	69%	74%	105%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.17. Excluding the proceeds from the settlement, the total return would have been 8.32%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Moderate Term Series - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$12.87	$12.60	$15.99	$14.65	$14.00
Income (loss) from investment operations:
Net investment income[1]	0.44	0.40	0.26	0.24	0.28
Net realized and unrealized gain (loss) on investments	1.85	0.25	(2.58)	2.15	1.11 [2]
Total from investment operations	2.29	0.65	(2.32)	2.39	1.39
Less distributions to shareholders:
From net investment income	(0.33)	(0.37)	(0.14)	(0.21)	(0.24)
From net realized gain on investments	—	(0.01)	(0.93)	(0.84)	(0.50)
Total distributions to shareholders	(0.33)	(0.38)	(1.07)	(1.05)	(0.74)

Net asset value - End of year	$14.83	$12.87	$12.60	$15.99	$14.65
Net assets - End of year (000’s omitted)	$113	$97	$106	$238	$255
Total return[3]	18.04%	5.10%	(15.53%)	16.98%	10.31%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	3.06%	3.06%	1.82%	1.54%	2.00%
Series portfolio turnover	59%	56%	69%	74%	105%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.67%	0.67%	0.64%	0.63%	0.63%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.10. Excluding the proceeds from the settlement, the total return would have been 10.16%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 55.2%

Communication Services - 6.3%
Entertainment - 1.0%
Electronic Arts, Inc.	38,411	$5,794,299
Interactive Media & Services - 5.3%
Alphabet, Inc. - Class A	60,991	10,436,170
Auto Trader Group plc (United Kingdom)[2]	65,931	711,889
Meta Platforms, Inc. - Class A	31,207	17,712,469
Tencent Holdings Ltd. (China)	13,000	677,848
		29,538,376
Total Communication Services		35,332,675
Consumer Discretionary - 5.5%
Broadline Retail - 3.7%
Amazon.com, Inc.*	77,585	14,461,844
MercadoLibre, Inc. (Brazil)*	3,137	6,390,634
		20,852,478
Household Durables - 0.1%
Sony Group Corp. (Japan)	19,000	334,353
Textiles, Apparel & Luxury Goods - 1.7%
Hermes International SCA (France)	128	290,912
LVMH Moet Hennessy Louis Vuitton SE - ADR (France)	63,043	8,358,871
LVMH Moet Hennessy Louis Vuitton SE (France)	971	646,415
		9,296,198
Total Consumer Discretionary		30,483,029
Consumer Staples - 1.6%
Beverages - 1.5%
The Coca-Cola Co.	129,104	8,431,782
Personal Care Products - 0.1%
Beiersdorf AG (Germany)	3,386	457,089
Total Consumer Staples		8,888,871
Financials - 10.1%
Banks - 1.2%
FinecoBank Banca Fineco S.p.A. (Italy)	18,958	302,648
HDFC Bank Ltd. - ADR (India)	99,889	6,296,004
		6,598,652
Capital Markets - 4.5%
Avanza Bank Holding AB (Sweden)	13,290	276,830
BlackRock, Inc.	5,715	5,606,586
Deutsche Boerse AG - ADR (Germany)	127,345	2,955,677
Deutsche Boerse AG (Germany)	3,476	807,399
Intercontinental Exchange, Inc.	17,841	2,780,877
Intermediate Capital Group plc(United Kingdom)	15,111	401,415
Moody’s Corp.	9,055	4,111,332
MSCI, Inc.	4,759	2,718,341
Nasdaq, Inc.	39,955	2,953,474

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
S&P Global, Inc.	5,557	$2,669,361
		25,281,292
Financial Services - 4.3%
Fiserv, Inc.*	21,032	4,162,233
Mastercard, Inc. - Class A	23,270	11,625,459
Visa, Inc. - Class A	27,114	7,858,993
		23,646,685
Insurance - 0.1%
Admiral Group plc (United Kingdom)	16,412	543,082
Total Financials		56,069,711
Health Care - 8.3%
Biotechnology - 0.5%
Vertex Pharmaceuticals, Inc.*	6,278	2,988,202
Health Care Equipment & Supplies - 0.6%
Alcon AG	5,085	467,566
Intuitive Surgical, Inc.*	5,511	2,776,662
		3,244,228
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	4,988	2,815,726
Life Sciences Tools & Services - 1.8%
Lonza Group AG - ADR (Switzerland)	44,291	2,731,426
Lonza Group AG (Switzerland)	941	579,024
Thermo Fisher Scientific, Inc.	11,925	6,514,866
		9,825,316
Pharmaceuticals - 4.9%
AstraZeneca plc - ADR (United Kingdom)	177,900	12,657,585
Johnson & Johnson	53,075	8,484,570
Roche Holding AG - ADR	138,136	5,361,058
Roche Holding AG	2,258	699,762
		27,202,975
Total Health Care		46,076,447
Industrials - 11.5%
Aerospace & Defense - 3.0%
Airbus SE (France)	3,898	594,606
BAE Systems plc - ADR (United Kingdom)	40,295	2,597,013
BAE Systems plc (United Kingdom)	43,630	703,198
Hensoldt AG (Germany)	7,763	264,132
L3Harris Technologies, Inc.	33,703	8,340,481
Northrop Grumman Corp.	8,244	4,196,361
		16,695,791
Building Products - 0.5%
Masco Corp.	34,229	2,735,239

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 1.1%
Cleanaway Waste Management Ltd.
(Australia)	205,456	$367,847
Copart, Inc.*	113,445	5,839,014
		6,206,861
Ground Transportation - 2.9%
Canadian National Railway Co. (Canada)	49,828	5,377,438
CSX Corp.	208,903	7,027,497
Union Pacific Corp.	17,504	4,062,153
		16,467,088
Machinery - 2.1%
SMC Corp. - ADR (Japan)	201,893	4,324,548
SMC Corp. (Japan)	1,000	424,547
Spirax Group plc (United Kingdom)	4,845	404,414
Techtronic Industries Co. Ltd. - ADR (Hong Kong)	77,928	5,656,014
Techtronic Industries Co. Ltd. (Hong Kong)	48,000	694,342
		11,503,865
Professional Services - 1.1%
Experian plc	9,089	443,596
TransUnion	55,336	5,605,537
		6,049,133
Trading Companies & Distributors - 0.7%
Brenntag SE - ADR (Germany)	199,027	2,577,400
Brenntag SE (Germany)	9,567	624,085
IMCD N.V. (Netherlands)	4,162	661,721
		3,863,206
Transportation Infrastructure - 0.1%
Auckland International Airport Ltd. (New Zealand)	89,258	389,451
Total Industrials		63,910,634
Information Technology - 7.4%
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)	14,604	466,535
Keyence Corp. (Japan)	1,400	631,979
		1,098,514
IT Services - 1.7%
EPAM Systems, Inc.*	29,384	5,543,292
Globant S.A. *	15,731	3,301,779
Softcat plc (United Kingdom)	16,015	350,027
		9,195,098
Semiconductors & Semiconductor Equipment - 3.2%
Infineon Technologies AG - ADR (Germany)	255,748	8,094,424
Infineon Technologies AG (Germany)	25,033	791,660

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	47,817	$9,111,051
		17,997,135
Software - 2.3%
Atlassian Corp. - Class A *	1,825	344,085
Microsoft Corp.	17,530	7,123,315
ServiceNow, Inc.*	5,943	5,544,760
		13,012,160
Total Information Technology		41,302,907
Materials - 1.7%
Chemicals - 1.1%
Air Liquide S.A. - ADR (France)	150,682	5,392,909
Air Liquide S.A. (France)	4,643	832,496
		6,225,405
Paper & Forest Products - 0.6%
West Fraser Timber Co. Ltd. (Canada)	30,204	2,730,442
West Fraser Timber Co. Ltd. (Canada)	9,202	831,078
		3,561,520
Total Materials		9,786,925
Real Estate - 2.0%
Real Estate Management & Development - 1.0%
CBRE Group, Inc. - Class A*	42,647	5,585,477
Specialized REITs - 1.0%
Extra Space Storage, Inc.	33,642	5,493,739
Total Real Estate		11,079,216
Utilities - 0.8%
Electric Utilities - 0.8%
Evergy, Inc.	70,597	4,266,883
TOTAL COMMON STOCKS
(Identified Cost $250,649,099)		307,197,298

CORPORATE BONDS - 10.1%

Non-Convertible Corporate Bonds- 10.1%
Communication Services - 0.6%
Entertainment - 0.3%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	1,970,000	1,840,416
Interactive Media & Services - 0.2%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	1,180,000	1,143,994
Media - 0.1%
Open Infra U.S. Assets AB, 11.00%, 2/22/2027	600,000	600,750

Total Communication Services		3,585,160

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary - 0.4%
Broadline Retail - 0.4%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	2,820,000	$2,487,065
Energy - 1.1%
Energy Equipment & Services - 0.1%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	510,610	521,745
Oil, Gas & Consumable Fuels - 1.0%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025 (Acquired 09/10/2020-09/01/2023, cost $466,283)[3]	524,477	474,118
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	1,670,000	1,821,781
Energy Transfer LP
7.375%, 2/1/2031[2]	1,150,000	1,209,057
6.50%, 2/1/2042	1,740,000	1,826,465
New Fortress Energy, Inc., 8.75%, 3/15/2029[2]	560,000	467,642
		5,799,063
Total Energy		6,320,808

Financials - 4.9%
Banks - 3.3%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[4]	2,160,000	1,872,180
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[4]	1,940,000	1,840,091
Citizens Bank NA, (U.S. Secured Overnight Financing Rate + 2.000%), 4.575%, 8/9/2028[4]	1,240,000	1,226,638
Fifth Third Bancorp, (U.S. Secured Overnight Financing Index + 2.192%), 6.361%, 10/27/2028[4]	425,000	440,774
Huntington Bancshares, Inc., 2.55%, 2/4/2030	1,390,000	1,225,283
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[4]	3,150,000	3,085,176
KeyBank NA, 5.85%, 11/15/2027	1,200,000	1,229,191
The PNC Financial Services Group, Inc., (U.S. Secured Overnight Financing Rate + 1.322%), 5.812%, 6/12/2026[4]	1,820,000	1,828,447
Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 0.862%), 1.887%, 6/7/2029[4]	2,050,000	1,843,001
U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.653%, 2/1/2029[4]	1,850,000	1,838,629

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.707%, 4/22/2028[4]	1,790,000	$1,824,467
		18,253,877
Capital Markets - 0.3%
Jefferies Financial Group, Inc., 6.20%, 4/14/2034	1,770,000	1,843,827
Consumer Finance - 0.6%
Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 3.070%), 7.624%, 10/30/2031[4]	2,190,000	2,432,796
Navient Corp., 6.75%, 6/25/2025	635,000	638,978
		3,071,774
Financial Services - 0.1%
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	340,000	288,207
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $275,000)[3]	275,000	234,647
		522,854
Insurance - 0.6%
MassMutual Global Funding II, 4.85%, 1/17/2029[2]	600,000	604,417
Metropolitan Life Global Funding I, 4.85%, 1/8/2029[2]	600,000	602,531
New York Life Global Funding, 4.70%, 1/29/2029[2]	610,000	611,475
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	1,430,000	1,468,273
		3,286,696
Total Financials		26,979,028
Industrials - 0.8%
Ground Transportation - 0.2%
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[4]	1,140,000	1,151,528
Passenger Airlines - 0.1%
Alaska Airlines Pass-Through Trust,
Series 2020-1, Class B, 8.00%, 8/15/2025[2]	89,987	91,127
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	75,149	72,981
Series 2019-2, Class B, 3.50%, 5/1/2028	451,726	421,969
		586,077
Trading Companies & Distributors - 0.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	1,320,000	1,224,852

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	1,270,000	$1,225,139
		2,449,991
Total Industrials		4,187,596
Materials - 0.4%
Metals & Mining - 0.4%
Infrabuild Australia Pty Ltd. (Australia), 14.50%, 11/15/2028[2]	545,000	537,566
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	1,485,008	1,440,857
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $118,233)[3,5]	653,000	6

Total Materials		1,978,429
Real Estate - 1.2%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	700,000	680,561
Retail REITs - 0.4%
Simon Property Group LP, 2.65%, 2/1/2032	2,665,000	2,287,586
Specialized REITs - 0.7%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $552,500)[3]	650,000	661,999
SBA Tower Trust
6.599%, 1/15/2028[2]	2,225,000	2,273,311
4.831%, 10/15/2029[2]	920,000	897,797
		3,833,107
Total Real Estate		6,801,254
Utilities - 0.7%
Electric Utilities - 0.2%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	1,130,000	1,195,720
Independent Power and Renewable Electricity Producers - 0.5%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	2,310,000	2,430,909

Total Utilities		3,626,629
TOTAL CORPORATE BONDS
(Identified Cost $56,853,024)		55,965,969

U.S. TREASURY SECURITIES - 14.0%

U.S. Treasury Bonds - 5.1%
U.S. Treasury Bond 2.375%, 2/15/2042	23,600,000	17,386,563

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)

U.S. Treasury Bonds (continued)
U.S. Treasury Bond (continued)
3.625%, 2/15/2053	12,739,000	$10,943,597

Total U.S. Treasury Bonds
(Identified Cost $29,828,013)		28,330,160
U.S. Treasury Notes - 8.9%
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2031	9,715,356	8,739,645
U.S. Treasury Note
0.875%, 11/15/2030	23,107,000	19,072,301
1.375%, 11/15/2031	12,395,000	10,252,989
4.50%, 11/15/2033	11,590,000	11,783,771
Total U.S. Treasury Notes
(Identified Cost $50,660,197)		49,848,706
TOTAL U.S. TREASURY SECURITIES
(Identified Cost $80,488,210)		78,178,866

ASSET-BACKED SECURITIES - 4.4%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[2]	1,800,000	1,700,667
ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[2]	1,450,000	1,464,560
CF Hippolyta Issuer LLC, Series 2020-1, Class A1, 1.69%, 7/15/2060[2]	831,993	805,926
Cogent Ipv4 LLC, Series 2024-1A, Class A2, 7.924%, 5/25/2054[2]	830,000	851,819
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	455,617	412,438
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	2,150,000	2,020,293
Hotwire Funding LLC, Series 2023-1A, Class A2, 5.687%, 5/20/2053[2]	2,200,000	2,213,956
Libra Solutions LLC, Series 2023-1A, Class A, 7.00%, 2/15/2035[2]	396,877	397,743
Nelnet Student Loan Trust, Series 2012-3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 5.671%, 3/26/2040[2,6]	120,191	119,765
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/2061[2]	2,275,000	2,078,679
Oxford Finance Credit Fund III LP, Series 2024-A, Class A2, 6.675%, 1/14/2032[2]	220,000	220,784
Oxford Finance Funding LLC Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	229,415	227,875
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,704,300	1,678,574
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	2,550,000	2,572,347
PEAR LLC Series 2021-1, Class A, 2.60%, 1/15/2034[2]	794,625	778,572

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

PEAR LLC (continued)
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	1,406,261	$1,410,624
Series 2024-1, Class A, 6.95%, 2/15/2036[2]	616,611	621,591
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,425,060	1,293,769
SLM Student Loan Trust, Series 2012-7, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.764%), 5.621%, 5/26/2026[6]	2,297,177	2,234,109
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[2]	1,500,000	1,429,969
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $25,097,923)		24,534,060

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.6%

Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,7]	1,106,366	1,019,518
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	26,055	24,709
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,7]	790,915	638,533
COLT Mortgage Loan Trust, Series 2021-4, Class A1, 1.397%, 10/25/2066[2,7]	2,200,854	1,839,454
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	149,065	131,383
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,7]	92,507	80,010
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,7]	45,682	42,119
Deephaven Residential Mortgage Trust, Series 2021-3, Class A1, 1.194%, 8/25/2066[2,7]	2,051,819	1,776,818
Fannie Mae REMICS
Series 2018-31, Class KP, 3.50%, 7/25/2047	12,738	12,497
Series 2021-69, Class WJ, 1.50%, 10/25/2050	807,158	676,068
Finance of America Structured Securities Trust, Series 2022-S6, Class A1, 3.00%, 7/25/2061[2]	1,040,253	1,009,047
Freddie Mac REMICS, Series 5189, Class CP, 2.50%, 6/25/2049	1,720,927	1,483,729
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	202,826	184,737

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Trust
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 5.00%, 12/25/2051[2,6]	1,100,541	$1,020,137
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,7]	813,861	717,917
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,7]	840,865	737,861
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,7]	960,414	806,020
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	100,732	97,884
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,7]	94,913	85,295
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	149,239	140,612
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	198,141	186,934
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	221,553	206,641
OBX Trust
Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,7]	1,331,207	1,154,863
Series 2024-NQM1, Class A1, 5.928%, 11/25/2063[2,8]	1,241,645	1,246,377
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 10.738%, 7/25/2029 (Acquired 07/24/2023, cost $3,777,260)[3,6]	3,777,260	3,776,998
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	833,523	764,246
Provident Funding Mortgage Trust
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,7]	1,001,956	843,588
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,7]	1,726,908	1,406,460
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,7]	1,769,050	1,426,433
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]	204,984	173,942
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]	404,780	360,778
Series 2013-7, Class A2, 3.00%, 6/25/2043[7]	91,533	81,931
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]	107,107	95,810
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.00%, 11/15/2027[2,6]	1,167,416	722,969
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]	130,254	122,452

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Towd Point Mortgage Trust, Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 5.852%, 10/25/2048[2,6]		234,701	$238,110
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[2,7]		42,184	39,070

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $28,027,148)			25,371,950

FOREIGN GOVERNMENT BONDS - 0.2%

Japan Government Two Year Bond, Series 456, (Japan), 0.10%, 1/1/2026	JPY	210,000,000	1,378,329
Mexican Bonos, Series M, (Mexico), 7.75%, 5/29/2031	MXN	972,000	43,583
TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $1,492,459)			1,421,912

MUNICIPAL BONDS - 0.3%

Hawaii, Series GC, G.O. Bond, 2.682%, 10/1/2038		1,795,000	1,374,981
South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028		230,000	208,739
TOTAL MUNICIPAL BONDS
(Identified Cost $2,085,499)			1,583,720

U.S. GOVERNMENT AGENCIES - 7.8%

Mortgage-Backed Securities - 7.8%
Fannie Mae
Pool #MA3463, UMBS, 4.00%, 9/1/2033		162,470	159,131
Pool #MA1834, UMBS, 4.50%, 2/1/2034		224,410	222,813
Pool #MA1903, UMBS, 4.50%, 5/1/2034
Pool #889576, UMBS, 6.00%, 4/1/2038		94,771	99,203
Pool #889579, UMBS, 6.00%, 5/1/2038		74,436	77,917
Pool #MA3412, UMBS, 3.50%, 7/1/2038		243,145	228,917
Pool #995196, UMBS, 6.00%, 7/1/2038		4,309	4,510
Pool #AD0207, UMBS, 6.00%, 10/1/2038		240,816	252,079
Pool #AD0220, UMBS, 6.00%, 10/1/2038		7,565	7,917
Pool #MA0258, UMBS, 4.50%, 12/1/2039		166,247	163,289

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AL1595, UMBS, 6.00%, 1/1/2040	88,992	$93,154
Pool #AL0152, UMBS, 6.00%, 6/1/2040	183,404	191,981
Pool #MA4203, UMBS, 2.50%, 12/1/2040	1,765,040	1,533,731
Pool #AL0241, UMBS, 4.00%, 4/1/2041	294,849	281,498
Pool #AI5172, UMBS, 4.00%, 8/1/2041	183,991	175,183
Pool #AL1410, UMBS, 4.50%, 12/1/2041	321,011	314,041
Pool #MA4687, UMBS, 4.00%, 6/1/2042	2,141,692	2,018,250
Pool #MA4934, UMBS, 5.00%, 2/1/2043	3,091,883	3,037,465
Pool #AL7729, UMBS, 4.00%, 6/1/2043	164,618	156,737
Pool #AX5234, UMBS, 4.50%, 11/1/2044	186,887	182,288
Pool #AS4103, UMBS, 4.50%, 12/1/2044	243,177	237,325
Pool #BC6764, UMBS, 3.50%, 4/1/2046	122,073	111,241
Pool #BD6997, UMBS, 4.00%, 10/1/2046	81,167	76,314
Pool #BE7845, UMBS, 4.50%, 2/1/2047	91,496	88,652
Pool #AL8674, 5.637%, 1/1/2049	578,408	596,147
Pool #FS1179, UMBS, 3.50%, 12/1/2049	2,076,622	1,887,798
Pool #FS9332, UMBS, 3.00%, 3/1/2050	1,270,000	1,118,540
Pool #FS4339, UMBS, 3.00%, 12/1/2050	3,667,576	3,208,928
Pool #FS4511, UMBS, 4.00%, 8/1/2051	1,326,076	1,241,435
Pool #FS2696, UMBS, 3.00%, 12/1/2051	2,603,640	2,270,559
Pool #MA4600, UMBS, 3.50%, 5/1/2052	2,381,821	2,133,489
Pool #MA4644, UMBS, 4.00%, 5/1/2052	2,292,680	2,122,580
Pool #BW1194, UMBS, 4.00%, 9/1/2052	3,514,204	3,251,297
Pool #MA4733, UMBS, 4.50%, 9/1/2052	2,606,484	2,478,205
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,018,031	1,010,688
Pool #MA4868, UMBS, 5.00%, 1/1/2053	3,307,883	3,219,107
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	151,723	150,777
Pool #C91771, 4.50%, 6/1/2034	143,055	142,159
Pool #C91780, 4.50%, 7/1/2034	198,925	197,721

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® EXTENDED TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #G03926, 6.00%, 2/1/2038	36,916	$38,685
Pool #G05906, 6.00%, 4/1/2040	34,094	35,727
Pool #Q33778, 4.00%, 6/1/2045	203,203	192,129
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,213,641	1,931,841
Pool #SD1129, UMBS, 4.00%, 8/1/2051	2,381,361	2,229,363
Pool #SD8230, UMBS, 4.50%, 6/1/2052	1,971,051	1,876,624
Pool #SD8276, UMBS, 5.00%, 12/1/2052	2,211,960	2,152,596
TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $45,225,812)		43,300,916

SHORT-TERM INVESTMENT - 3.2%
Dreyfus Government Cash Management, Institutional Shares, 4.76%[9]
(Identified Cost $17,711,916)	17,711,916	17,711,916

TOTAL INVESTMENTS - 99.8%
(Identified Cost $507,631,090)		555,266,607
OTHER ASSETS, LESS LIABILITIES - 0.2%		1,089,305
NET ASSETS - 100%		$556,355,912

ADR - American Depositary Receipt

G.O. Bond - General Obligation Bond

JPY - Japanese Yen

LIBOR - London Interbank Offered Rate

MXN - Mexican Peso

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $56,790,587, which represented 10.2% of the Series’ Net Assets.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2024 was $5,147,768, or 0.9% of the Series’ Net Assets.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2024.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2024.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2024.

8Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of October 31, 2024.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

9Rate shown is the current yield as of October 31, 2024.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series
October 31, 2024

ASSETS:

Investments in securities, at value (identified cost $507,631,090) (Note 2)	$555,266,607
Foreign currency, at value (identified cost $60)	57
Interest receivable	1,549,969
Foreign tax reclaims receivable	348,683
Dividends receivable	109,893
Receivable for fund shares sold	24,727
Prepaid expenses	1,517

TOTAL ASSETS	557,301,453

LIABILITIES:

Due to custodian	10,741
Accrued management fees[1]	288,339
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	158,974
Accrued sub-transfer agent fees[1]	72,191
Accrued fund accounting and administration fees[1]	23,530
Directors’ fees payable[1]	15,797
Accrued Chief Compliance Officer service fees[1]	2,713
Payable for fund shares repurchased	249,358
Professional fees payable	55,015
Payable for securities purchased	2,504
Distributions payable	44
Other payables and accrued expenses	66,335

TOTAL LIABILITIES	945,541

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$556,355,912

NET ASSETS CONSIST OF:

Capital stock	$276,643
Additional paid-in-capital	490,299,041
Total distributable earnings (loss)	65,780,228

TOTAL NET ASSETS	$556,355,912

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Extended Term Series
October 31, 2024

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($275,451,273/13,715,103 shares)	$20.08

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($142,681,748/7,075,758 shares)	$20.16

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R
($46,372,104/2,302,178 shares)	$20.14

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L
($91,718,546/4,564,736 shares)	$20.09

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($132,241/6,495 shares)	$20.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Extended Term Series
For the Year Ended October 31, 2024

INVESTMENT INCOME:

Interest	$11,736,872
Dividends (net of foreign taxes withheld, $194,315)	5,090,167

Total Investment Income	16,827,039

EXPENSES:

Management fees (Note 3)	3,366,172
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	930,614
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	704,682
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	226,833
Sub-transfer agent fees (Note 3)	175,096
Fund accounting and administration fees (Note 3)	129,048
Directors’ fees (Note 3)	82,615
Chief Compliance Officer service fees (Note 3)	7,993
Custodian fees	31,063
Miscellaneous	555,371

Total Expenses	6,209,487
Less reduction of expenses (Note 3)	(823)

Net Expenses	6,208,664

NET INVESTMENT INCOME	10,618,375

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $5,768)	21,443,329
Foreign currency and translation of other assets and liabilities	(8,466)

21,434,863
Net change in unrealized appreciation (depreciation) on-
Investments in securities	68,165,538
Foreign currency and translation of other assets and liabilities	5,316
68,170,854
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	89,605,717

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,224,092

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Extended Term Series

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$10,618,375	$9,482,348
Net realized gain (loss) on investments and foreign currency	21,434,863	(11,260,714)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	68,170,854	27,101,680

Net increase (decrease) from operations	100,224,092	25,323,314

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(4,890,099)	(10,357,244)
Class I	(2,570,814)	(5,577,862)
Class R	(702,281)	(1,405,689)
Class L	(1,190,661)	(2,408,982)
Class W	(2,857)	(5,507)

Total distributions to shareholders	(9,356,712)	(19,755,284)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(56,236,429)	(30,117,008)

Net increase (decrease) in net assets	34,630,951	(24,548,978)

NET ASSETS:

Beginning of year	521,724,961	546,273,939

End of year	$556,355,912	$521,724,961

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.03	$16.90	$21.76	$19.12	$18.02
Income (loss) from investment operations:
Net investment income[1]	0.38	0.31	0.17	0.11	0.16
Net realized and unrealized gain (loss) on investments	2.99	0.46	(3.98)	3.80	1.72 [2]
Total from investment operations	3.37	0.77	(3.81)	3.91	1.88
Less distributions to shareholders:
From net investment income	(0.32)	(0.20)	(0.05)	(0.06)	(0.12)
From net realized gain on investments	—	(0.44)	(1.00)	(1.21)	(0.66)
Total distributions to shareholders	(0.32)	(0.64)	(1.05)	(1.27)	(0.78)

Net asset value - End of year	$20.08	$17.03	$16.90	$21.76	$19.12
Net assets - End of year (000’s omitted)	$275,451	$263,179	$276,523	$365,077	$334,977
Total return[3]	19.97%	4.48%	(18.35%)	21.19%	10.74%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	1.02%	1.04%	1.02%	1.01%	1.02%
Net investment income	1.98%	1.78%	0.91%	0.54%	0.87%
Series portfolio turnover	71%	56%	66%	66%	120%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.70. Excluding the proceeds from the settlement, the total return would have been 10.63%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.08	$16.96	$23.33	$22.09	$21.83
Income (loss) from investment operations:
Net investment income[1]	0.43	0.35	0.21	0.17	0.24
Net realized and unrealized gain (loss) on investments	2.99	0.47	(4.00)	4.22	2.00 [2]
Total from investment operations	3.42	0.82	(3.79)	4.39	2.24
Less distributions to shareholders:
From net investment income	(0.34)	(0.26)	(0.19)	(0.26)	(0.41)
From net realized gain on investments	—	(0.44)	(2.39)	(2.89)	(1.57)
Total distributions to shareholders	(0.34)	(0.70)	(2.58)	(3.15)	(1.98)

Net asset value - End of year	$20.16	$17.08	$16.96	$23.33	$22.09
Net assets - End of year (000’s omitted)	$142,682	$130,709	$137,658	$192,593	$149,603
Total return[3]	20.23%	4.76%	(18.14%)	21.48%	10.88%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	0.77%	0.82%	0.79%	0.79%	0.81%[4]
Net investment income	2.22%	2.00%	1.14%	0.75%	1.06%
Series portfolio turnover	71%	56%	66%	66%	120%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.98. These proceeds impacted the total return by less than 0.01%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class R

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.10	$16.94	$22.80	$21.08	$20.48
Income (loss) from investment operations:
Net investment income[1]	0.33	0.27	0.13	0.08	0.09
Net realized and unrealized gain (loss) on investments	3.00	0.46	(4.00)	4.05	1.96 [2]
Total from investment operations	3.33	0.73	(3.87)	4.13	2.05
Less distributions to shareholders:
From net investment income	(0.29)	(0.13)	(0.10)	(0.13)	(0.21)
From net realized gain on investments	—	(0.44)	(1.89)	(2.28)	(1.24)
Total distributions to shareholders	(0.29)	(0.57)	(1.99)	(2.41)	(1.45)

Net asset value - End of year	$20.14	$17.10	$16.94	$22.80	$21.08
Net assets - End of year (000’s omitted)	$46,372	$41,368	$42,104	$56,058	$52,600
Total return[3]	19.66%	4.27%	(18.48%)	20.86%	10.53%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	1.27%	1.28%	1.25%	1.24%	1.31%[4]
Net investment income	1.73%	1.54%	0.68%	0.31%	0.41%
Series portfolio turnover	71%	56%	66%	66%	120%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 10.43%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class L

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.09	$16.93	$23.08	$21.54	$21.10
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.18	0.03	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	3.01	0.45	(4.03)	4.15	1.96 [2]
Total from investment operations	3.24	0.63	(4.00)	4.11	1.98
Less distributions to shareholders:
From net investment income	(0.24)	(0.03)	(0.04)	(0.02)	(0.15)
From net realized gain on investments	—	(0.44)	(2.11)	(2.55)	(1.39)
Total distributions to shareholders	(0.24)	(0.47)	(2.15)	(2.57)	(1.54)

Net asset value - End of year	$20.09	$17.09	$16.93	$23.08	$21.54
Net assets - End of year (000’s omitted)	$91,719	$86,349	$89,871	$113,582	$100,254
Total return[3]	19.08%	3.67%	(19.03%)	20.38%	9.87%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses	1.78%	1.81%	1.78%	1.76%	1.77%
Net investment income (loss)	1.22%	1.01%	0.16%	(0.22%)	0.13%
Series portfolio turnover	71%	56%	66%	66%	120%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.94. Excluding the proceeds from the settlement, the total return would have been 9.76%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Extended Term Series - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$17.19	$17.04	$21.85	$19.18	$18.08
Income (loss) from investment operations:
Net investment income[1]	0.56	0.48	0.39	0.30	0.33
Net realized and unrealized gain (loss) on investments	3.02	0.47	(4.04)	3.82	1.71 [2]
Total from investment operations	3.58	0.95	(3.65)	4.12	2.04
Less distributions to shareholders:
From net investment income	(0.41)	(0.36)	(0.16)	(0.24)	(0.28)
From net realized gain on investments	—	(0.44)	(1.00)	(1.21)	(0.66)
Total distributions to shareholders	(0.41)	(0.80)	(1.16)	(1.45)	(0.94)

Net asset value - End of year	$20.36	$17.19	$17.04	$21.85	$19.18
Net assets - End of year (000’s omitted)	$132	$120	$118	$7	$6
Total return[3]	21.08%	5.51%	(17.60%)	22.34%	11.70%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	2.89%	2.72%	2.23%	1.44%	1.78%
Series portfolio turnover	71%	56%	66%	66%	120%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.64%	0.66%	0.63%	0.62%	0.62%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $1.69. Excluding the proceeds from the settlement, the total return would have been 11.64%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS - 85.4%

Communication Services - 8.3%
Entertainment - 1.6%
Electronic Arts, Inc.	47,957	$7,234,313
Interactive Media & Services - 6.7%
Alphabet, Inc. - Class A	74,999	12,833,079
Auto Trader Group plc (United Kingdom)[2]	52,165	563,251
Meta Platforms, Inc. - Class A	30,516	17,320,271
Tencent Holdings Ltd. (China)	11,900	620,492
		31,337,093
Media - 0.0%##
Fox Corp. - Class A	843	35,406
The Interpublic Group of Companies, Inc.	705	20,727
Omnicom Group, Inc.	713	72,013
		128,146
Total Communication Services		38,699,552
Consumer Discretionary - 7.4%
Broadline Retail - 5.0%
Amazon.com, Inc.*	105,497	19,664,641
eBay, Inc.	1,572	90,405
MercadoLibre, Inc. (Brazil)*	1,805	3,677,110
		23,432,156
Distributors - 0.0%##
Genuine Parts Co.	477	54,712
LKQ Corp.	476	17,512
		72,224
Hotels, Restaurants & Leisure - 0.0%##
Las Vegas Sands Corp.	1,073	55,635
Household Durables - 0.9%
Lennar Corp. - Class A	187	31,846
Sony Group Corp. - ADR (Japan)	212,650	3,742,640
Sony Group Corp. (Japan)	15,000	263,963
		4,038,449
Specialty Retail - 0.1%
Best Buy Co., Inc.	759	68,636
Dick’s Sporting Goods, Inc.	291	56,963
The Home Depot, Inc.	278	109,463
Penske Automotive Group, Inc.	136	20,478
Williams-Sonoma, Inc.	448	60,090
		315,630
Textiles, Apparel & Luxury Goods - 1.4%
Hermes International SCA (France)	106	240,912
LVMH Moet Hennessy Louis Vuitton SE - ADR (France)	44,909	5,954,484
LVMH Moet Hennessy Louis Vuitton SE (France)	767	510,608
Ralph Lauren Corp.	125	24,741

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Discretionary (continued)
Textiles, Apparel & Luxury Goods (continued)
Tapestry, Inc.	461	$21,875
		6,752,620
Total Consumer Discretionary		34,666,714
Consumer Staples - 2.0%
Beverages - 1.7%
Brown-Forman Corp. - Class B	384	16,907
The Coca-Cola Co.	122,773	8,018,305
Molson Coors Beverage Co. - Class B	383	20,862
		8,056,074
Consumer Staples Distribution & Retail - 0.0%##
Sysco Corp.	1,382	103,581
Food Products - 0.1%
Archer-Daniels-Midland Co.	1,472	81,269
Bunge Global S.A.	267	22,434
Campbell Soup Co.	583	27,197
Conagra Brands, Inc.	912	26,393
General Mills, Inc.	1,616	109,920
The Hershey Co.	559	99,267
The Kraft Heinz Co.	3,171	106,102
Mondelez International, Inc. - Class A	1,408	96,420
		569,002
Household Products - 0.1%
Colgate-Palmolive Co.	452	42,357
Kimberly-Clark Corp.	643	86,277
		128,634
Personal Care Products - 0.1%
Beiersdorf AG (Germany).	2,674	360,974
Kenvue, Inc.	2,650	60,764
		421,738
Total Consumer Staples		9,279,029
Energy - 0.4%
Energy Equipment & Services - 0.0%##
Halliburton Co.	2,559	70,987
Schlumberger N.V	3,188	127,743
		198,730
Oil, Gas & Consumable Fuels - 0.4%
Chevron Corp.	2,470	367,586
ConocoPhillips	2,102	230,253
Coterra Energy, Inc.	2,584	61,809
Devon Energy Corp.	490	18,953
EOG Resources, Inc.	640	78,055
Expand Energy Corp.	256	21,688
Exxon Mobil Corp.	3,276	382,571
Hess Corp.	209	28,106
HF Sinclair Corp.	387	14,942
Marathon Oil Corp.	1,053	29,168

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	877	$127,577
Occidental Petroleum Corp.	1,148	57,526
Ovintiv, Inc.	494	19,365
Permian Resources Corp.	1,479	20,159
Phillips 66	966	117,678
Valero Energy Corp.	786	101,992
		1,677,428
Total Energy		1,876,158
Financials - 15.1%
Banks - 2.0%
Bank of America Corp.	7,637	319,379
Citigroup, Inc.	3,592	230,499
East West Bancorp, Inc.	262	25,542
Fifth Third Bancorp	2,082	90,942
FinecoBank Banca Fineco S.p.A. (Italy)	15,034	240,005
HDFC Bank Ltd. - ADR (India)	79,269	4,996,325
Huntington Bancshares, Inc.	4,742	73,928
JPMorgan Chase & Co.	11,739	2,605,119
The PNC Financial Services Group, Inc	651	122,564
Truist Financial Corp.	3,216	138,449
U.S. Bancorp	3,371	162,853
Wells Fargo & Co.	5,111	331,806
		9,337,411
Capital Markets - 6.2%
Avanza Bank Holding AB (Sweden)	10,539	219,527
BlackRock, Inc.	7,859	7,709,915
Cboe Global Markets, Inc.	97	20,716
Deutsche Boerse AG - ADR (Germany)	151,114	3,507,356
Deutsche Boerse AG (Germany)	3,201	743,523
Intercontinental Exchange, Inc.	12,745	1,986,563
Intermediate Capital Group plc (United Kingdom)	11,956	317,604
Moody’s Corp.	10,808	4,907,264
MSCI, Inc.	6,358	3,631,690
Nasdaq, Inc.	28,541	2,109,751
S&P Global, Inc.	7,960	3,823,665
		28,977,574
Financial Services - 6.7%
Fiserv, Inc.*	39,312	7,779,845
Mastercard, Inc. - Class A	25,579	12,779,012
Visa, Inc. - Class A	38,093	11,041,256
		31,600,113
Insurance - 0.2%
Admiral Group plc (United Kingdom)	12,960	428,854
The Allstate Corp.	337	62,857
Chubb Ltd.	194	54,793
Cincinnati Financial Corp.	529	74,499
Everest Group Ltd.	108	38,406

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
The Hartford Financial Services Group, Inc.	868	$95,862
The Travelers Companies, Inc.	584	143,629
W. R. Berkley Corp.	1,242	71,005
		969,905
Total Financials		70,885,003
Health Care - 12.1%
Biotechnology - 0.7%
Gilead Sciences, Inc.	2,623	232,975
Vertex Pharmaceuticals, Inc.*	7,068	3,364,227
		3,597,202
Health Care Equipment & Supplies - 2.4%
Alcon AG.	48,568	4,465,828
Baxter International, Inc.	918	32,773
Becton Dickinson & Co.	638	149,030
IDEXX Laboratories, Inc.*	5,446	2,216,086
Intuitive Surgical, Inc.*	8,607	4,336,551
Medtronic plc	2,505	223,571
		11,423,839
Health Care Providers & Services - 1.2%
Elevance Health, Inc.	110	44,634
Humana, Inc.	83	21,400
Labcorp Holdings, Inc.	151	34,469
Quest Diagnostics, Inc.	321	49,700
UnitedHealth Group, Inc.	9,529	5,379,120
		5,529,323
Life Sciences Tools & Services - 2.4%
Lonza Group AG - ADR (Switzerland)	69,809	4,305,121
Lonza Group AG (Switzerland)	745	458,419
Thermo Fisher Scientific, Inc.	11,815	6,454,771
		11,218,311
Pharmaceuticals - 5.4%
AstraZeneca plc - ADR (United Kingdom)	138,164	9,830,369
Bristol-Myers Squibb Co.	4,125	230,051
Johnson & Johnson	41,823	6,685,825
Merck & Co., Inc.	916	93,725
Roche Holding AG - ADR	199,560	7,744,923
Roche Holding AG	1,863	577,350
Royalty Pharma plc - Class A	1,006	27,162
Viatris, Inc.	2,256	26,170
		25,215,575
Total Health Care		56,984,250
Industrials - 16.4%
Aerospace & Defense - 4.0%
Airbus SE (France)	3,084	470,437

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Aerospace & Defense (continued)
BAE Systems plc - ADR (United Kingdom)	31,296	$2,017,027
BAE Systems plc (United Kingdom)	34,596	557,594
HEICO Corp. - Class A	10,231	1,964,454
Hensoldt AG (Germany)	6,128	208,502
Huntington Ingalls Industries, Inc.	76	14,057
L3Harris Technologies, Inc.	34,633	8,570,629
Lockheed Martin Corp.	459	250,637
Northrop Grumman Corp.	8,680	4,418,294
RTX Corp.	2,352	284,568
		18,756,199
Air Freight & Logistics - 0.0%##
FedEx Corp.	546	149,522
Building Products - 1.2%
A. O. Smith Corp.	297	22,305
Allegion plc	164	22,899
Masco Corp.	68,726	5,491,895
		5,537,099
Commercial Services & Supplies - 2.1%
Cleanaway Waste Management Ltd. (Australia)	179,039	320,550
Copart, Inc.*	142,192	7,318,622
Rollins, Inc.	42,778	2,016,555
		9,655,727
Electrical Equipment - 0.0%##
Emerson Electric Co.	653	70,700
Rockwell Automation, Inc.	85	22,671
		93,371
Ground Transportation - 3.4%
Canadian National Railway Co. (Canada)	35,873	3,871,414
CSX Corp.	212,776	7,157,785
Norfolk Southern Corp.	8,100	2,028,483
Union Pacific Corp.	11,890	2,759,312
		15,816,994
Industrial Conglomerates - 0.1%
3M Co.	1,316	169,066
Honeywell International, Inc.	891	183,261
		352,327
Machinery - 2.5%
Caterpillar, Inc.	901	338,956
Cummins, Inc.	390	128,302
Deere & Co.	519	210,034
PACCAR, Inc.	1,176	122,634
SMC Corp. - ADR (Japan)	261,567	5,602,765
SMC Corp. (Japan)	900	382,092
Snap-on, Inc.	91	30,042
Spirax Group plc (United Kingdom)	3,835	320,109

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Machinery (continued)
Techtronic Industries Co. Ltd. - ADR (Hong Kong)	56,083	$4,070,504
Techtronic Industries Co. Ltd. (Hong Kong)	43,000	622,014
		11,827,452
Professional Services - 2.2%
Broadridge Financial Solutions, Inc.	95	20,032
Experian plc	8,326	406,357
Experian plc - ADR	59,951	2,926,808
SS&C Technologies Holdings, Inc.	649	45,385
TransUnion	69,445	7,034,778
		10,433,360
Trading Companies & Distributors - 0.8%
Brenntag SE - ADR (Germany)	215,439	2,789,935
Brenntag SE (Germany)	7,920	516,646
Ferguson Enterprises, Inc.	139	27,347
IMCD N.V. (Netherlands)	3,634	577,774
		3,911,702
Transportation Infrastructure - 0.1%
Auckland International Airport Ltd. (New Zealand)	62,932	274,586
Total Industrials		76,808,339
Information Technology - 16.9%
Communications Equipment - 0.0%##
Cisco Systems, Inc.	3,099	169,732
Electronic Equipment, Instruments & Components - 0.2%
Halma plc (United Kingdom)	11,555	369,132
Keyence Corp. (Japan)	1,100	496,555
		865,687
IT Services - 2.7%
Accenture plc - Class A (Ireland)	253	87,239
Cognizant Technology Solutions Corp. - Class A	1,385	103,307
EPAM Systems, Inc.*	37,597	7,092,674
Globant S.A. *	23,579	4,948,996
Softcat plc (United Kingdom)	13,124	286,841
		12,519,057
Semiconductors & Semiconductor Equipment - 6.7%
Analog Devices, Inc.	524	116,910
Applied Materials, Inc.	12,554	2,279,555
Infineon Technologies AG - ADR (Germany)	273,866	8,667,859
Infineon Technologies AG (Germany)	19,850	627,749
Microchip Technology, Inc.	991	72,710
NVIDIA Corp.	79,152	10,508,219
Skyworks Solutions, Inc.	412	36,083

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	47,077	$8,970,052
		31,279,137
Software - 7.3%
Atlassian Corp. - Class A *	20,671	3,897,310
Intuit, Inc.	5,902	3,601,991
Microsoft Corp.	20,010	8,131,064
Salesforce, Inc.	25,064	7,302,898
ServiceNow, Inc.*	12,364	11,535,488
		34,468,751
Total Information Technology		79,302,364
Materials - 2.7%
Chemicals - 1.9%
Air Liquide S.A. - ADR (France)	108,442	3,881,139
Air Liquide S.A. (France)	3,682	660,188
Albemarle Corp.	44,407	4,206,675
CF Industries Holdings, Inc.	336	27,629
The Mosaic Co.	670	17,929
PPG Industries, Inc.	691	86,037
Westlake Corp.	227	29,951
		8,909,548
Construction Materials - 0.0%##
CRH plc	810	77,298
Containers & Packaging - 0.0%##
Avery Dennison Corp.	74	15,320
International Paper Co.	656	36,434
Smurfit WestRock plc	1,367	70,401
		122,155
Metals & Mining - 0.0%##
Nucor Corp.	329	46,665
Reliance, Inc.	52	14,890
Steel Dynamics, Inc.	260	33,930
		95,485
Paper & Forest Products - 0.8%
West Fraser Timber Co. Ltd. (Canada)	32,662	2,952,645
West Fraser Timber Co. Ltd. (Canada)	7,929	716,107
		3,668,752
Total Materials		12,873,238
Real Estate - 2.7%
Real Estate Management & Development - 1.4%
CBRE Group, Inc. - Class A*	51,825	6,787,520
Specialized REITs - 1.3%
Extra Space Storage, Inc.	36,445	5,951,469
Total Real Estate		12,738,989

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMON STOCKS (continued)

Utilities - 1.4%
Electric Utilities - 1.4%
Evergy, Inc.	110,514	$6,679,466
TOTAL COMMON STOCKS (Identified Cost $312,438,487)		400,793,102

CORPORATE BONDS - 4.4%

Non-Convertible Corporate Bonds- 4.4%
Communication Services - 0.3%
Entertainment - 0.2%
Warnermedia Holdings, Inc., 4.054%, 3/15/2029	810,000	756,719
Interactive Media & Services - 0.1%
Tencent Holdings Ltd. (China), 3.975%, 4/11/2029[2]	490,000	475,049
Media - 0.0%##
Open Infra U.S. Assets AB, 11.00%, 2/22/2027	200,000	200,250
Total Communication Services		1,432,018

Consumer Discretionary - 0.2%
Broadline Retail - 0.2%
Alibaba Group Holding Ltd. (China), 4.00%, 12/6/2037	1,170,000	1,031,867

Energy - 0.6%
Energy Equipment & Services - 0.1%
Borr IHC Ltd. - Borr Finance LLC (Mexico), 10.00%, 11/15/2028[2]	202,317	206,729
Oil, Gas & Consumable Fuels - 0.5%
Brooge Petroleum and Gas Investment Co. FZE (United Arab Emirates), 8.50%, 9/24/2025 (Acquired 09/10/2020-09/01/2023, cost $193,444)[3]	213,486	192,988
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	740,000	807,256
Energy Transfer LP
7.375%, 2/1/2031[2]	485,000	509,907
6.50%, 2/1/2042	725,000	761,027
New Fortress Energy, Inc., 8.75%, 3/15/2029[2]	230,000	192,067
		2,463,245
Total Energy		2,669,974
Financials - 2.3%
Banks - 1.6%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[4]	900,000	780,075
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[4]	820,000	777,771

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Citizens Bank NA, (U.S. Secured Overnight Financing Rate + 2.000%), 4.575%, 8/9/2028[4].	500,000	$494,612
Fifth Third Bancorp, (U.S. Secured Overnight Financing Index + 2.192%), 6.361%, 10/27/2028[4]	150,000	155,567
Huntington Bancshares, Inc., 2.55%, 2/4/2030	570,000	502,454
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[4]	1,310,000	1,283,042
KeyBank NA, 5.85%, 11/15/2027	480,000	491,676
The PNC Financial Services Group, Inc., (U.S. Secured Overnight Financing Rate + 1.322%), 5.812%, 6/12/2026[4]	640,000	642,970
Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 0.862%), 1.887%, 6/7/2029[4]	850,000	764,171
U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.653%, 2/1/2029[4]	740,000	735,452
Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.707%, 4/22/2028[4]	700,000	713,479
		7,341,269
Capital Markets - 0.2%
Jefferies Financial Group, Inc., 6.20%, 4/14/2034	740,000	770,866
Consumer Finance - 0.2%
Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 3.070%), 7.624%, 10/30/2031[4]	790,000	877,584
Navient Corp., 6.75%, 6/25/2025	235,000	236,472
		1,114,056
Financial Services - 0.0%##
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028	135,000	114,435
Insurance - 0.3%
MassMutual Global Funding II, 4.85%, 1/17/2029[2]	250,000	251,840
Metropolitan Life Global Funding I, 4.85%, 1/8/2029[2]	250,000	251,055
New York Life Global Funding, 4.70%, 1/29/2029[2]	250,000	250,604
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	510,000	523,650
		1,277,149
Total Financials		10,617,775

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 0.3%
Ground Transportation - 0.0%##
BNSF Funding Trust I, (3 mo. LIBOR US + 2.350%), 6.613%, 12/15/2055[4]	240,000	$242,427
Passenger Airlines - 0.1%
Alaska Airlines Pass-Through Trust, Series 2020-1, Class B, 8.00%, 8/15/2025[2]	31,931	32,335
United Airlines Pass-Through Trust
Series 2018-1, Class B, 4.60%, 3/1/2026	26,523	25,758
Series 2019-2, Class B, 3.50%, 5/1/2028	210,092	196,253
		254,346
Trading Companies & Distributors - 0.2%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	560,000	519,635
Ashtead Capital, Inc. (United Kingdom), 4.00%, 5/1/2028[2]	540,000	520,925
		1,040,560
Total Industrials		1,537,333
Materials - 0.1%
Metals & Mining - 0.1%
Infrabuild Australia Pty Ltd. (Australia), 14.50%, 11/15/2028[2]	215,000	212,067
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	341,943	331,776
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-09/18/2020, cost $44,437)[3,5]	220,000	2
Total Materials		543,845
Real Estate - 0.4%
Industrial REITs - 0.1%
IIP Operating Partnership LP, 5.50%, 5/25/2026	230,000	223,613
Retail REITs - 0.2%
Simon Property Group LP
2.25%, 1/15/2032	180,000	150,922
2.65%, 2/1/2032	890,000	763,959
		914,881
Specialized REITs - 0.1%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 07/08/2022, cost $208,250)[3]	245,000	249,523
SBA Tower Trust, 6.599%, 1/15/2028[2]	405,000	413,794
		663,317
Total Real Estate		1,801,811

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities - 0.2%
Electric Utilities - 0.1%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	480,000	$507,916
Independent Power and Renewable Electricity Producers - 0.1%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	640,000	673,499
Total Utilities		1,181,415
TOTAL CORPORATE BONDS (Identified Cost $20,867,756)		20,816,038

U.S. TREASURY SECURITIES - 7.7%

U.S. Treasury Bonds - 2.0%
U.S. Treasury Bond, 2.375%, 2/15/2042
(Identified Cost $9,816,821)	12,789,000	9,421,896
U.S. Treasury Notes - 5.7%
U.S. Treasury Floating Rate Note (3 mo. U.S. Treasury Bill Yield + 0.182%), 4.724%, 7/31/2026[6]	2,250,000	2,248,507
U.S. Treasury Inflation Indexed Note, 0.125%, 1/15/2031	3,029,246	2,725,020
U.S. Treasury Note, 0.875%, 11/15/2030.	26,177,000	21,606,250
Total U.S. Treasury Notes (Identified Cost $27,025,527)		26,579,777
TOTAL U.S. TREASURY SECURITIES (Identified Cost $36,842,348)		36,001,673

ASSET-BACKED SECURITIES - 0.0%##

Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	3,920	3,544
Nelnet Student Loan Trust, Series 2012- 3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 5.671%, 3/26/2040[2,6]	6,172	6,150
Oxford Finance Credit Fund III LP, Series 2024-A, Class A2, 6.675%, 1/14/20322.	50,000	50,178
Oxford Finance Funding LLC, Series 2020-1A, Class A2, 3.101%, 2/15/2028[2]	2,774	2,756
TOTAL ASSET-BACKED SECURITIES (Identified Cost $62,905)		62,628

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%##

CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,7]	263	249
Credit Suisse Mortgage Capital Trust
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,7]	1,771	1,561

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust (continued)
Series 2014-IVR3, Class A1, 3.50%, 7/25/2044[2,7]	2,353	$2,169
Government National Mortgage Association, Series 2017-54, Class AH, 2.60%, 12/16/2056	2,271	2,069
JP Morgan Mortgage Trust
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,7]	1,196	1,162
Series 2017-2, Class A3, 3.50%, 5/25/2047[2,7]	4,858	4,366
New Residential Mortgage Loan Trust
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,7]	1,782	1,679
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,7]	2,424	2,286
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,7]	2,657	2,478
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,7]	2,974	2,727
Sequoia Mortgage Trust
Series 2013-2, Class A, 1.874%, 2/25/2043[7]	1,047	888
Series 2013-6, Class A2, 3.00%, 5/25/2043[7]	2,953	2,632
Series 2013-8, Class A1, 3.00%, 6/25/2043[7]	1,326	1,186
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 8.00%, 11/15/2027[2,6]	14,572	9,025
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,7]	6,680	6,280
Towd Point Mortgage Trust, Series 2019- HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 5.852%, 10/25/2048[2,6]	2,455	2,491
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $51,608)		43,248

U.S. GOVERNMENT AGENCIES - 0.0%##

Mortgage-Backed Securities - 0.0%##
Fannie Mae
Pool #MA1834, UMBS, 4.50%, 2/1/2034	2,707	2,688
Pool #AD0207, UMBS, 6.00%, 10/1/2038	2,967	3,106
Pool #MA0258, UMBS, 4.50%, 12/1/2039	2,049	2,013
Pool #AL8674, 5.637%, 1/1/2049	7,099	7,317
Freddie Mac
Pool #C91762, 4.50%, 5/1/2034	1,898	1,886
Pool #C91771, 4.50%, 6/1/2034	1,758	1,747

The accompanying notes are an integral part of the financial statements.

Investment Portfolio - October 31, 2024

PRO-BLEND® MAXIMUM TERM SERIES	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #C91780, 4.50%, 7/1/2034	2,413	$2,399
TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $23,004)		21,156

SHORT-TERM INVESTMENT - 3.4%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[8]
(Identified Cost $15,728,426)	15,728,426	15,728,426

TOTAL INVESTMENTS - 100.9% (Identified Cost $386,014,534)		473,466,271
LIABILITIES, LESS OTHER ASSETS - (0.9%)		(4,201,715)
NET ASSETS - 100%		$469,264,556

ADR - American Depositary Receipt

LIBOR - London Interbank Offered Rate

REIT - Real Estate Investment Trust

UMBS - Uniform Mortgage-Backed Securities

*Non-income producing security.

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $5,491,915, which represented 1.2% of the Series’ Net Assets.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at October 31, 2024 was $442,513, or 0.1% of the Series’ Net Assets.

4Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of October 31, 2024.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Floating rate security. Rate shown is the rate in effect as of October 31, 2024.

7Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of October 31, 2024.

8Rate shown is the current yield as of October 31, 2024.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2024

ASSETS:

Investments in securities, at value (identified cost $386,014,534) (Note 2)	$473,466,271
Foreign currency, at value (identified cost $43)	40
Interest receivable	427,440
Foreign tax reclaims receivable	354,270
Dividends receivable	137,705
Receivable for fund shares sold	75,745
Receivable for securities sold	121
Prepaid expenses	1,444

TOTAL ASSETS	474,463,036

LIABILITIES:

Due to custodian	129
Accrued management fees[1]	331,793
Accrued distribution and service (Rule 12b-1) fees (Class S) (Class R) (Class L)[1]	125,549
Accrued sub-transfer agent fees[1]	110,614
Accrued fund accounting and administration fees[1]	19,099
Directors’ fees payable[1]	12,925
Accrued Chief Compliance Officer service fees[1]	2,713
Payable for securities purchased	4,202,418
Payable for fund shares repurchased	272,319
Other payables and accrued expenses	120,921

TOTAL LIABILITIES	5,198,480

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$469,264,556

NET ASSETS CONSIST OF:

Capital stock	$178,489
Additional paid-in-capital	355,168,299
Total distributable earnings (loss)	113,917,768

TOTAL NET ASSETS	$469,264,556

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities - Pro-Blend® Maximum Term Series

October 31, 2024

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($256,331,825/9,759,803 shares)	$26.26

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($105,999,143/4,014,086 shares)	$26.41

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class R ($48,684,699/1,849,098 shares)	$26.33

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class L ($56,335,151/2,154,064 shares)	$26.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($1,913,738/71,819 shares)	$26.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations - Pro-Blend® Maximum Term Series

For the Year Ended October 31, 2024

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $171,382)	$5,329,552
Interest	3,248,636

Total Investment Income	8,578,188

EXPENSES:

Management fees (Note 3)	2,789,683
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	644,596
Distribution and service (Rule 12b-1) fees (Class L) (Note 3)	556,418
Distribution and service (Rule 12b-1) fees (Class R) (Note 3)	236,933
Sub-transfer agent fees (Note 3)	271,574
Fund accounting and administration fees (Note 3)	108,072
Directors’ fees (Note 3)	68,373
Chief Compliance Officer service fees (Note 3)	7,994
Transfer agent fees	368,348
Custodian fees	26,888
Recoupment of past waived and/or reimbursed fees (Note 3)	26,926
Miscellaneous	264,193

Total Expenses	5,369,998
Less reduction of expenses (Note 3)	(22,808)

Net Expenses	5,347,190

NET INVESTMENT INCOME	3,230,998

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $3,605)	26,846,733
Foreign currency and translation of other assets and liabilities	10,838

26,857,571
Net change in unrealized appreciation (depreciation) on-
Investments	75,622,379
Foreign currency and translation of other assets and liabilities	3,918

75,626,297

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	102,483,868

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$105,714,866

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets - Pro-Blend® Maximum Term Series

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,230,998	$2,935,652
Net realized gain (loss) on investments and foreign currency	26,857,571	6,736,897
Net change in unrealized appreciation (depreciation) on investments and foreign currency	75,626,297	18,328,704

Net increase (decrease) from operations	105,714,866	28,001,253

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(5,152,583)	(25,379,691)
Class I	(2,148,129)	(8,810,837)
Class R	(881,885)	(4,218,822)
Class L	(889,260)	(4,662,158)
Class W	(41,490)	(139,872)

Total distributions to shareholders	(9,113,347)	(43,211,380)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(42,596,532)	2,180,592

Net increase (decrease) in net assets	54,004,987	(13,029,535)

NET ASSETS:

Beginning of year	415,259,569	428,289,104

End of year	$469,264,556	$415,259,569

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.20	$22.09	$29.84	$22.70	$21.32
Income (loss) from investment operations:
Net investment income[1]	0.18	0.16	0.08	0.02	0.05
Net realized and unrealized gain (loss) on investments	5.36	1.21	(6.13)	7.95	2.40 [2]
Total from investment operations	5.54	1.37	(6.05)	7.97	2.45
Less distributions to shareholders:
From net investment income	(0.14)	(0.11)	(0.01)	—	(0.03)
From net realized gain on investments	(0.34)	(2.15)	(1.69)	(0.83)	(1.04)
Total distributions to shareholders	(0.48)	(2.26)	(1.70)	(0.83)	(1.07)

Net asset value - End of year	$26.26	$21.20	$22.09	$29.84	$22.70
Net assets - End of year (000’s omitted)	$256,332	$235,843	$249,884	$331,183	$261,094
Total return[3]	26.38%	6.24%	(21.39%)	35.82%	11.85%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.10%[4]	1.10%	1.10%	1.10%	1.10%
Net investment income	0.75%	0.71%	0.33%	0.06%	0.25%
Series portfolio turnover	60%	56%	62%	49%	88%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.06%	0.03%	0.00%[5]	N/A

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.37. Excluding the proceeds from the settlement, the total return would have been 11.70%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have 1.09%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.30	$22.19	$33.24	$26.55	$26.72
Income (loss) from investment operations:
Net investment income[1]	0.25	0.21	0.14	0.09	0.14
Net realized and unrealized gain (loss) on investments	5.39	1.20	(6.23)	9.03	2.89 [2]
Total from investment operations	5.64	1.41	(6.09)	9.12	3.03
Less distributions to shareholders:
From net investment income	(0.19)	(0.15)	(0.17)	(0.08)	(0.25)
From net realized gain on investments	(0.34)	(2.15)	(4.79)	(2.35)	(2.95)
Total distributions to shareholders	(0.53)	(2.30)	(4.96)	(2.43)	(3.20)

Net asset value - End of year	$26.41	$21.30	$22.19	$33.24	$26.55
Net assets - End of year (000’s omitted)	$105,999	$86,866	$86,355	$120,573	$71,034
Total return[3]	26.78%	6.42%	(21.17%)	36.17%	12.23%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	0.99%	0.96%	0.58%	0.31%	0.51%
Series portfolio turnover	60%	56%	62%	49%	88%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.01%	0.08%	0.05%	0.04%	0.04%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.86. Excluding the proceeds from the settlement, the total return would have been 12.11%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class R

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.27	$22.17	$31.61	$24.71	$24.10
Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.10	0.04	(0.04)	(0.00)[2]
Net realized and unrealized gain (loss) on investments	5.39	1.21	(6.21)	8.52	2.683
Total from investment operations	5.52	1.31	(6.17)	8.48	2.68
Less distributions to shareholders:
From net investment income	(0.12)	(0.06)	(0.04)	(0.00)[2]	(0.08)
From net realized gain on investments	(0.34)	(2.15)	(3.23)	(1.58)	(1.99)
Total distributions to shareholders	(0.46)	(2.21)	(3.27)	(1.58)	(2.07)

Net asset value - End of year	$26.33	$21.27	$22.17	$31.61	$24.71
Net assets - End of year (000’s omitted)	$48,685	$41,847	$42,363	$54,899	$46,036
Total return[4]	26.18%	5.96%	(21.59%)	35.60%	11.69%[3]

Ratios (to average net assets)/Supplemental Data:
Expenses.	1.30%	1.33%	1.32%	1.29%	1.30%
Net investment income (loss)	0.54%	0.48%	0.12%	(0.12%)	(0.01%)
Series portfolio turnover	60%	56%	62%	49%	88%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.65. Excluding the proceeds from the settlement, the total return would have been 11.60%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class L

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.19	$22.13	$32.87	$26.30	$26.30
Income (loss) from investment operations:
Net investment loss[1]	0.00 [2]	(0.01)	(0.10)	(0.21)	(0.10)
Net realized and unrealized gain (loss) on investments	5.35	1.22	(6.23)	8.95	2.84 [3]
Total from investment operations	5.35	1.21	(6.33)	8.74	2.74
Less distributions to shareholders:
From net investment income	(0.05)	—	—	—	(0.03)
From net realized gain on investments	(0.34)	(2.15)	(4.41)	(2.17)	(2.71)
Total distributions to shareholders	(0.39)	(2.15)	(4.41)	(2.17)	(2.74)

Net asset value - End of year	$26.15	$21.19	$22.13	$32.87	$26.30
Net assets - End of year (000’s omitted)	$56,335	$49,439	$48,415	$62,765	$52,854
Total return[4]	25.44%	5.49%	(21.99%)	34.77%	11.09%[3]

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.84%[5]	1.85%	1.84%	1.82%	1.81%
Net investment income (loss)	0.01%	(0.04%)	(0.41%)	(0.65%)	(0.46%)
Series portfolio turnover	60%	56%	62%	49%	88%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $0.01.

3During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.81. Excluding the proceeds from the settlement, the total return would have been 10.87%.

4Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

5Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have 1.82%.

The accompanying notes are an integral part of the financial statements.

Financial Highlights - Pro-Blend® Maximum Term Series - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$21.48	$22.33	$30.11	$22.84	$21.39
Income (loss) from investment operations:
Net investment income[1]	0.43	0.38	0.34	0.29	0.27
Net realized and unrealized gain (loss) on investments	5.43	1.22	(6.19)	8.01	2.41 [2]
Total from investment operations	5.86	1.60	(5.85)	8.30	2.68
Less distributions to shareholders:
From net investment income	(0.35)	(0.30)	(0.24)	(0.20)	(0.19)
From net realized gain on investments	(0.34)	(2.15)	(1.69)	(0.83)	(1.04)
Total distributions to shareholders	(0.69)	(2.45)	(1.93)	(1.03)	(1.23)

Net asset value - End of year	$26.65	$21.48	$22.33	$30.11	$22.84
Net assets - End of year (000’s omitted)	$1,914	$1,264	$1,273	$825	$615
Total return[3]	27.66%	7.30%	(20.58%)	37.19%	12.97%[2]

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	1.72%	1.71%	1.34%	1.06%	1.25%
Series portfolio turnover	60%	56%	62%	49%	88%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.68%	0.71%	0.69%	0.67%	0.66%

1Calculated based on average shares outstanding during the years.

2During the reporting period the Fund settled legal claims against an issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $2.38. Excluding the proceeds from the settlement, the total return would have been 12.82%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	Organization

Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open- end management investment company.

The Series are asset allocation funds. Each invests in a combination of stocks, bonds and cash and is managed according to specific objectives. The objectives are as follows: Pro-Blend® Conservative Term Series - primary objective is preservation of capital; secondary objective is to provide income and long-term growth of capital. Pro-Blend® Moderate Term Series - equal emphasis on long-term growth of capital and preservation of capital. Pro-Blend® Extended Term Series - primary objective is long-term growth of capital; secondary objective is preservation of capital. Pro-Blend® Maximum Term Series - primary objective is long-term growth of capital.

Each Series is authorized to issue six classes of shares (Class S, I, R, L, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2024, 6.8 billion shares have been designated in total among 15 series, of which 162.5 million have been designated as Pro-Blend® Conservative Term Series Class S common stock, 75 million have been designated as Pro-Blend® Conservative Term Series Class I common stock, 125 million each have been designated as Class S common stock and Class I common stock for Pro-Blend® Moderate Term Series, 125 million each have been designated as Class S common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 200 million each have been designated as Class I common stock for Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, 52.5 million have been designated in each of the Series as Class R common stock, 25 million have been designated in each of the Series as Class L common stock, 100 million have been designated in each of the Series as Class W common stock and Class Z common stock. Class Z common stock is not currently offered for sale.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated defaulted rates, coupon rates, anticipated timing of principal repayments, underlying collateral and other unique security features in order to estimate the relevant cash flows, which

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

The following is a summary of the valuation levels used for major security types as of October 31, 2024 in valuing the Series’ assets or liabilities carried at fair value:

PRO-BLEND® CONSERVATIVE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$7,654,957	$7,338,287	$316,670	$—
Consumer Discretionary	6,279,635	6,009,801	269,834	—
Consumer Staples	1,904,167	1,807,781	96,386	—
Financials	12,760,069	12,249,096	510,973	—
Health Care	10,275,996	9,998,899	277,097	—
Industrials	14,193,391	12,976,560	1,216,831	—
Information Technology	9,572,487	9,114,945	457,542	—
Materials	2,081,790	1,905,716	176,074	—
Real Estate	2,490,925	2,490,925	—	—
Utilities	1,018,535	1,018,535	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	134,308,981	—	134,308,981	—
States and political subdivisions (municipals)	5,274,766	—	5,274,766	—
Corporate debt:
Communication Services	3,679,456	—	3,679,456	—
Consumer Discretionary	2,742,827	—	2,742,827	—
Energy	6,274,808	—	6,274,808	—
Financials	29,821,526	—	29,821,526	—
Industrials	4,402,132	—	4,402,132	—
Materials	1,899,843	—	1,899,843	—
Real Estate	7,032,260	—	7,032,260	—
Utilities	3,985,007	—	3,985,007	—
Asset-backed securities	23,927,870	—	23,927,870	—
Commercial mortgage-backed securities	30,559,876	—	30,559,876	—
Foreign government bonds	1,353,408	—	1,353,408	—
Short-Term Investment	7,792,263	7,792,263	—	—
Total assets	$331,286,975	$72,702,808	$258,584,167	$—

PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$15,635,309	$15,048,737	$586,572	$—
Consumer Discretionary	13,411,805	12,848,416	563,389	—
Consumer Staples	3,705,519	3,505,188	200,331	—
Financials	25,169,566	24,144,792	1,024,774	—
Health Care	20,153,116	19,590,946	562,170	—
Industrials	28,278,799	25,789,046	2,489,753	—
Information Technology	18,043,137	17,062,123	981,014	—
Materials	4,306,681	3,939,651	367,030	—
Real Estate	5,058,216	5,058,216	—	—
Utilities	1,848,316	1,848,316	—	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

PRO-BLEND® MODERATE TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Debt securities:
U.S. Treasury and other U.S. Government agencies	$94,675,919	$—	$94,675,919	$—
States and political subdivisions (municipals)	2,272,341	—	2,272,341	—
Corporate debt:
Communication Services	2,731,481	—	2,731,481	—
Consumer Discretionary	1,940,263	—	1,940,263	—
Energy	4,667,196	—	4,667,196	—
Financials	21,169,027	—	21,169,027	—
Industrials	3,256,148	—	3,256,148	—
Materials	1,543,788	—	1,543,788	—
Real Estate	5,500,961	—	5,500,961	—
Utilities	2,804,348	—	2,804,348	—
Asset-backed securities	17,161,697	—	17,161,697	—
Commercial mortgage-backed securities	19,770,652	—	19,770,652	—
Foreign government bonds	1,131,443	—	1,131,443	—
Short-Term Investment	13,222,904	13,222,904	—	—
Total assets	$327,458,632	$142,058,335	$185,400,297	$—

PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$35,332,675	$33,942,938	$1,389,737	$—
Consumer Discretionary	30,483,029	29,211,349	1,271,680	—
Consumer Staples	8,888,871	8,431,782	457,089	—
Financials	56,069,711	53,738,337	2,331,374	—
Health Care	46,076,447	44,797,661	1,278,786	—
Industrials	63,910,634	58,338,695	5,571,939	—
Information Technology	41,302,907	39,062,706	2,240,201	—
Materials	9,786,925	8,954,429	832,496	—
Real Estate	11,079,216	11,079,216	—	—
Utilities	4,266,883	4,266,883	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	121,479,782	—	121,479,782	—
States and political subdivisions (municipals)	1,583,720	—	1,583,720	—
Corporate debt:
Communication Services	3,585,160	—	3,585,160	—
Consumer Discretionary	2,487,065	—	2,487,065	—
Energy	6,320,808	—	6,320,808	—
Financials	26,979,028	—	26,979,028	—
Industrials	4,187,596	—	4,187,596	—
Materials	1,978,429	—	1,978,429	—
Real Estate	6,801,254	—	6,801,254	—
Utilities	3,626,629	—	3,626,629	—
Asset-backed securities	24,534,060	—	24,534,060	—

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

PRO-BLEND® EXTENDED TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Commercial mortgage-backed securities	$25,371,950	$—	$25,371,950	$—
Foreign government bonds	1,421,912	—	1,421,912	—
Short-Term Investment	17,711,916	17,711,916	—	—
Total assets	$555,266,607	$309,535,912	$245,730,695	$—

PRO-BLEND® MAXIMUM TERM SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$38,699,552	$37,515,809	$1,183,743	$—
Consumer Discretionary	34,666,714	33,651,231	1,015,483	—
Consumer Staples	9,279,029	8,918,055	360,974	—
Energy	1,876,158	1,876,158	—	—
Financials	70,885,003	68,935,490	1,949,513	—
Health Care	56,984,250	55,948,481	1,035,769	—
Industrials	76,808,339	72,151,678	4,656,661	—
Information Technology	79,302,364	77,522,087	1,780,277	—
Materials	12,873,238	12,213,050	660,188	—
Real Estate	12,738,989	12,738,989	—	—
Utilities	6,679,466	6,679,466	—	—
Debt securities:
U.S. Treasury and other U.S. Government agencies	36,022,829	—	36,022,829	—
Corporate debt:
Communication Services	1,432,018	—	1,432,018	—
Consumer Discretionary	1,031,867	—	1,031,867	—
Energy	2,669,974	—	2,669,974	—
Financials	10,617,775	—	10,617,775	—
Industrials	1,537,333	—	1,537,333	—
Materials	543,845	—	543,845	—
Real Estate	1,801,811	—	1,801,811	—
Utilities	1,181,415	—	1,181,415	—
Asset-backed securities	62,628	—	62,628	—
Commercial mortgage-backed securities	43,248	—	43,248	—
Short-Term Investment	15,728,426	15,728,426	—	—
Total assets	$473,466,271	$403,878,920	$69,587,351	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by any of the Pro-Blend® Series as of October 31, 2023 or October 31, 2024.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

Each Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Series may subsequently have to reinvest the proceeds at lower interest rates. If a Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

Each Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle a Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non- agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities (continued)

guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation- indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

Each Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and take such fluctuations into account when determining their net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss.

In connection with their ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. No such investments were held by the Series on October 31, 2024.

Interest Only Securities

The Series may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Series may not fully recoup its initial investment in IOs.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2024, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2021 through October 31, 2024. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which they invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made semi-annually. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which each Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% for Pro-Blend® Conservative Term Series and 0.60% for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S, Class I, Class R and Class L shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), at no more than the amounts presented in the following table, of average daily net assets each year.

SERIES/CLASS	EXPENSE LIMIT
Pro-Blend® Conservative Term Series Class S, I, R and L	0.65%
Pro-Blend® Conservative Term Series Class Z	0.50%
Pro-Blend® Conservative Term Series Class W	0.10%
Pro-Blend® Moderate Term Series Class S, I, R and L	0.85%
Pro-Blend® Moderate Term Series Class Z	0.70%
Pro-Blend® Moderate Term Series Class W	0.10%
Pro-Blend® Extended Term Series Class S, I, R and L	0.85%
Pro-Blend® Extended Term Series Class Z	0.70%
Pro-Blend® Extended Term Series Class W	0.10%
Pro-Blend® Maximum Term Series Class S, I, R and L	0.85%
Pro-Blend® Maximum Term Series Class Z	0.70%
Pro-Blend® Maximum Term Series Class W	0.10%

The contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Pursuant to the advisory fee waiver, the Advisor waived the following management fees for Class W shares for the year ended October 31, 2024. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed the following expenses for Class S, Class I, Class R, Class L and Class W shares for the year ended October 31, 2024. These amounts are included as a reduction of expenses on the Statement of Operations:

SERIES/CLASS	CLASS W MANAGEMENT FEE WAIVER	WAIVED OPERATING EXPENSES
Pro-Blend® Conservative Term Series	$7,122	$1,039
Pro-Blend® Moderate Term Series	364	5,191
Pro-Blend® Extended Term Series	767	56
Pro-Blend® Maximum Term Series	9,821	12,987

For the year ended October 31, 2024, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

SERIES/CLASS	RECOUPED AMOUNT
Pro-Blend® Conservative Term Series
Class S	$32,676
Class I	11,918
Pro-Blend® Moderate Term Series
Class S	4,266
Pro-Blend® Maximum Term Series
Class S	17,213
Class L	9,713

For the year ended October 31, 2024, the Advisor did not recoup any expenses from Pro-Blend® Extended Term Series that have been previously waived or reimbursed.

As of October 31, 2024, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

SERIES/CLASS	EXPIRING OCTOBER 31,
	2025	2026	2027	TOTAL
Pro-Blend® Conservative Term Series
Class S	$—	$25,656	$—	$25,656
Class I	—	5,397	—	5,397
Class W	651	1,125	1,039	2,815
Pro-Blend® Moderate Term Series
Class I	$231	$42,920	$5,150	$48,301
Class W	65	75	41	181
Pro-Blend® Extended Term Series
Class W	$7	$69	$56	$132
Pro-Blend® Maximum Term Series
Class S	$63,785	$148,049	$—	$211,834
Class I	54,276	72,922	11,697	138,895
Class W	784	1,504	1,290	3,578

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. Each Series compensates the distributor for distributing and servicing the Series’ Class L, Class R and Class S shares

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, each Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares, 1.00% of average daily net assets attributable to Class L shares and an annual rate of 0.50% of daily net assets attributable to Class R shares. There are no distribution and service fees on the Class I, Class W, and Class Z shares of each Series. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2024, purchases and sales of securities, including paydowns and other than short-term securities, were as follows:

SERIES	PURCHASES OTHER ISSUERS	GOVERNMENT	SALES OTHER ISSUERS	GOVERNMENT
Pro-Blend® Conservative Term Series	$91,190,229	$101,117,679	$89,545,777	$129,256,242
Pro-Blend® Moderate Term Series	130,656,453	61,383,064	141,398,489	92,682,104
Pro-Blend® Extended Term Series	272,299,426	116,718,592	272,346,534	181,945,832
Pro-Blend® Maximum Term Series	231,216,681	39,796,465	257,632,266	64,861,252

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class R, Class L, and Class W shares were:

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,085,915	$14,026,150	1,317,745	$16,506,416
Reinvested	418,678	5,266,973	524,300	6,454,706
Repurchased	(3,455,937)	(44,428,095)	(4,267,764)	(53,033,110)
Total	(1,951,344)	$(25,134,972)	(2,425,719)	$(30,071,988)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,278,203	$16,427,161	1,137,091	$14,108,822
Reinvested	162,888	2,047,507	225,242	2,773,465
Repurchased	(1,517,111)	(19,590,959)	(2,804,860)	(34,726,307)
Total	(76,020)	$(1,116,291)	(1,442,527)	$(17,844,020)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS R	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	39,433	$502,584	52,668	$658,831
Reinvested	31,640	398,985	41,762	515,500
Repurchased	(215,968)	(2,776,565)	(420,467)	(5,195,772)
Total	(144,895)	$(1,874,996)	(326,037)	$(4,021,441)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS L	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	215,637	$2,806,795	288,517	$3,607,208
Reinvested	121,376	1,537,831	112,639	1,394,467
Repurchased	(1,090,211)	(14,110,711)	(1,095,445)	(13,662,974)
Total	(753,198)	$(9,766,085)	(694,289)	$(8,661,299)

PRO-BLEND® CONSERVATIVE TERM SERIES
CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	4,308	54,109	5,633	69,306
Repurchased	(468)	(5,926)	(4,852)	(59,792)
Total	3,840	$48,183	781	$9,514

PRO-BLEND® MODERATE TERM SERIES CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	617,936	$8,712,917	1,126,344	$14,785,809
Reinvested	203,282	2,760,570	195,075	2,555,685
Repurchased	(2,194,956)	(30,653,712)	(5,263,613)	(69,982,396)
Total	(1,373,738)	$(19,180,225)	(3,942,194)	$(52,640,902)

PRO-BLEND® MODERATE TERM SERIES CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	788,465	$11,191,450	955,761	$12,618,972
Reinvested	129,689	1,767,662	122,857	1,613,529
Repurchased	(1,553,547)	(21,848,354)	(2,309,254)	(30,364,633)
Total	(635,393)	$(8,889,242)	(1,230,636)	$(16,132,132)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MODERATE TERM SERIES CLASS R	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	134,939	$1,894,729	112,478	$1,486,902
Reinvested	28,385	388,020	17,889	235,890
Repurchased	(293,266)	(4,157,594)	(249,894)	(3,301,329)
Total	(129,942)	$(1,874,845)	(119,527)	$(1,578,537)

PRO-BLEND® MODERATE TERM SERIES CLASS L	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	235,596	$3,342,454	324,252	$4,307,625
Reinvested	86,903	1,192,306	15,652	207,264
Repurchased	(1,080,925)	(15,297,759)	(1,181,695)	(15,592,479)
Total	(758,426)	$(10,762,999)	(841,791)	$(11,077,590)

PRO-BLEND® MODERATE TERM SERIES CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,941	$130,033	—	$—
Reinvested	184	2,497	76	1,012
Repurchased	(9,008)	(125,954)	(959)	(12,494)
Total	117	$6,576	(883)	$(11,482)

PRO-BLEND® EXTENDED TERM SERIES CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	689,704	$13,091,427	1,024,205	$18,018,741
Reinvested	262,376	4,814,590	586,454	10,138,761
Repurchased	(2,687,328)	(51,504,389)	(2,523,344)	(44,116,155)
Total	(1,735,248)	$(33,598,372)	(912,685)	$(15,958,653)

PRO-BLEND® EXTENDED TERM SERIES CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	559,178	$10,725,443	803,103	$14,095,123
Reinvested	138,498	2,545,600	314,720	5,455,567
Repurchased	(1,274,477)	(24,236,184)	(1,580,739)	(27,948,925)
Total	(576,801)	$(10,965,141)	(462,916)	$(8,398,235)

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® EXTENDED TERM SERIES CLASS R	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	118,036	$2,279,066	128,606	$2,253,153
Reinvested	38,043	701,507	80,919	1,404,775
Repurchased	(272,946)	(5,212,005)	(275,457)	(4,860,847)
Total	(116,867)	$(2,231,432)	(65,932)	$(1,202,919)

PRO-BLEND® EXTENDED TERM SERIES CLASS L	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	234,521	$4,463,815	399,167	$6,956,834
Reinvested	64,267	1,187,660	137,318	2,394,825
Repurchased	(785,203)	(15,084,124)	(794,599)	(13,909,932)
Total	(486,415)	$(9,432,649)	(258,114)	$(4,558,273)

PRO-BLEND® EXTENDED TERM SERIES CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	—	$—	—	$—
Reinvested	155	2,857	214	3,748
Repurchased	(623)	(11,692)	(150)	(2,676)
Total	(468)	$(8,835)	64	$1,072

PRO-BLEND® MAXIMUM TERM SERIES CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	577,819	$14,153,211	789,390	$17,220,994
Reinvested	218,542	5,109,519	1,175,658	24,852,580
Repurchased	(2,161,502)	(52,957,719)	(2,150,174)	(47,857,115)
Total	(1,365,141)	$(33,694,989)	(185,126)	$(5,783,541)

PRO-BLEND® MAXIMUM TERM SERIES CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	938,551	$23,064,714	814,351	$17,881,445
Reinvested	90,512	2,130,761	406,059	8,620,619
Repurchased	(1,092,401)	(27,037,454)	(1,035,400)	(22,767,303)
Total	(63,338)	$(1,841,979)	185,010	$3,734,761

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

PRO-BLEND® MAXIMUM TERM SERIES CLASS R	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	114,701	$2,835,036	135,325	$2,931,185
Reinvested	37,553	881,370	198,657	4,217,178
Repurchased	(270,203)	(6,644,257)	(277,679)	(6,081,386)
Total	(117,949)	$(2,927,851)	56,303	$1,066,977

PRO-BLEND® MAXIMUM TERM SERIES CLASS L	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	139,373	$3,438,549	221,677	$4,840,043
Reinvested	37,826	886,262	219,326	4,654,100
Repurchased	(356,761)	(8,776,857)	(294,745)	(6,367,456)
Total	(179,562)	$(4,452,046)	146,258	$3,126,687

PRO-BLEND® MAXIMUM TERM SERIES CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	13,117	$324,235	—	$—
Reinvested	1,740	41,490	6,308	134,751
Repurchased	(1,883)	(45,392)	(4,470)	(99,043)
Total	12,974	$320,333	1,838	$35,708

At October 31, 2024, the Advisor and its affiliates owned less than 0.1% of Pro-Blend® Conservative Term Series, 0.2% of Pro-Blend® Moderate Term Series, less than 0.1% of Pro-Blend® Extended Term Series and 0.1% of Pro-Blend® Maximum Term Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2025 unless extended or renewed. During the year ended October 31, 2024, none of the Series borrowed under the line of credit.

7.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on October 31, 2024.

Notes to Financial Statements (continued)

7.	Financial Instruments and Loan Assignments (continued)

The Series may invest in a loan assignment of all or a portion of the loans. A Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. At October 31, 2024, none of the Series held any loan assignments.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition on net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, utilization of tax equalization, investments in passive foreign investment companies (PFICs), foreign currency, real estate investment trusts, callable bonds and preferred securities. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2024, amounts were reclassified within the capital accounts to increase Additional Paid in Capital and decrease Total Distributable Earnings (Loss) by $460,000, $449,000, and $1,647,000 for Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series, respectively. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES		PRO-BLEND® MODERATE TERM SERIES

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
Ordinary income	$9,348,507	$5,861,434	$6,171,366	$4,457,126
Long-term capital gains	—	5,621,881	—	242,760

	PRO-BLEND® EXTENDED TERM SERIES		PRO-BLEND® MAXIMUM TERM SERIES

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
Ordinary income	$9,356,712	$5,709,541	$2,624,538	$1,942,129
Long-term capital gains	—	14,045,743	6,488,809	41,269,251

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At October 31, 2024, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

	PRO-BLEND® CONSERVATIVE TERM SERIES	PRO-BLEND® MODERATE TERM SERIES	PRO-BLEND® EXTENDED TERM SERIES	PRO-BLEND® MAXIMUM TERM SERIES
Cost for federal income tax purposes	$328,092,839	$311,267,658	$509,575,794	$387,224,323
Unrealized appreciation	13,918,511	26,031,692	59,965,185	91,650,801
Unrealized depreciation	(10,724,375)	(9,840,718)	(14,274,372)	(5,408,853)

Net unrealized appreciation (depreciation)	$3,194,136	$16,190,974	$45,690,813	$86,241,948
Undistributed ordinary income	$8,697,305	$5,833,727	$8,620,233	$3,026,356
Undistributed long-term capital gains	$—	$6,667,292	$11,475,312	$24,658,787
Capital loss carryforwards	$(6,613,758)	$—	$—	$—

At October 31, 2024, Pro-Blend® Conservative Term Series, had net short-term capital loss carryforwards of $2,930,528, and had long-term capital loss carryforwards of $3,683,230, available, to the extent allowed by the Internal Revenue Code, to offset future net capital gain, if any, which may be carried forward indefinitely.

For the year ended October 31, 2024, the capital loss carryover utilized by Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, and Pro-Blend® Extended Term Series, was $1,496,047, $2,228,090, and $9,261,865, respectively.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Pro-Blend® Conservative Term Series, Pro-Blend® Moderate Term Series, Pro-Blend® Extended Term Series and Pro-Blend® Maximum Term Series (four of the funds constituting Manning & Napier Fund, Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2024, the related statements of operations for the year ended October 31, 2024, the statements of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2024 and each of the financial highlights for each of the five years in the period ended October 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

New York, New York

December 19, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

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Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law as qualified dividend income (“QDI”).

Series	QDI
Pro-Blend® Conservative Term Series	$828,791
Pro-Blend® Moderate Term Series	1,566,061
Pro-Blend® Extended Term Series	3,618,547
Pro-Blend® Maximum Term Series	2,624,538

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (“DRD”) for the current fiscal year is as follows:

Series	DRD%
Pro-Blend® Conservative Term Series	4.78%
Pro-Blend® Moderate Term Series	13.63%
Pro-Blend® Extended Term Series	20.77%
Pro-Blend® Maximum Term Series	86.67%

The Series designate Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Code for the fiscal year ended October 31, 2024 as follows:

Series
Pro-Blend® Conservative Term Series	$—
Pro-Blend® Moderate Term Series	7,258,259
Pro-Blend® Extended Term Series	12,318,293
Pro-Blend® Maximum Term Series	27,434,841

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on May 16, 2024, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), the Investment Advisory Agreement between the Advisor and the Fund and the Sub-Advisory Agreement between Advisor and Rainier Investment Management, LLC (“Rainier”)(together, the “Agreements”), were considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreements, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on May 3, 2024 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreements with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

The Board considered the nature, extent and quality of the services provided by the Advisor and Rainier under the Agreements including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor and Rainier’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to each Series by the Advisor and Rainier supported the renewal of the Agreements.

Investment Performance of the Advisor and Rainier

In connection with their consideration of investment performance, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods and comparisons against applicable benchmark indexes as well as peer groups of mutual funds. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining market conditions over various time periods and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at the May 3rd working session and during prior quarterly board meetings. The Board also considered the Advisor and Rainier’s investment teams, including changes to the investment teams during the past year, investment team compensation structure and the investment process.

Renewal of Investment Advisory Agreement

(unaudited)

The Directors expressed concerns about the investment performance of certain Series for various periods. The Directors emphasized longer-term performance but remained attentive to shorter periods as well. In response to a request from the Independent Directors relating to Series where the Advisor’s or Rainier’s performance was materially below the performance of a Series’ benchmarks and/or peer group, representatives of the Adviser provided a further explanation to the Board regarding the reasons for the underperformance of these Series and discussed the steps taken or expected to be taken by the Advisor in an effort to improve performance. The Directors acknowledged the Advisor’s agreement to continue its efforts to improve relative performance for certain Series and asked the Advisor to update the Board on these efforts at future meetings. After discussion, the Directors agreed to continue to remain focused in future meetings on overseeing the Advisor’s and Sub-Advisor’s efforts to address underperformance, emphasizing longer-term performance, while staying attentive to short-term performance. After discussion, the Directors concluded, based on the information received and the Advisor’s and Sub-Advisor’s efforts to address the underperformance of certain Series, within the context of its full deliberations, that the investment results that the Advisor and Sub-Advisor had been able to achieve for each Series support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor.

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 13 of 15 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Directors noted the Advisor’s investments in, among other areas, investment and research personnel, IT resources and technology upgrades, noting their expected benefits to the Fund. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

The Board considered differential advisory fee waivers related to a Series’ Class W shares, which are utilized within the Advisor’s separately managed accounts. The Board took into account the Advisor’s annual process to determine that a Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act, which included an analysis of the advisory fees paid by the separately managed accounts to the Adviser outside of the Series as compared to the advisory fees paid by the Series’ other classes to the Adviser. The Board further took into account that, after completing its annual review, the Advisor concluded that each Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor has implemented reasonable measures to monitor the waivers in the Series’ Class W Shares to guard against cross-subsidization in the Series. Based on the results of the Advisor’s annual review of the differential advisory fee waivers related to the Series’ Class W shares and the Advisor’s conclusions thereto, the Board accepted the Advisor’s assessment, and therefore has made the determination, based on the information and analysis presented to the Board at the meeting, that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act.

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered that 93% of the Series have at least one share class in the best third of its relevant universe, and approximately half of the funds fall within the lowest expense quartile for at least one share class. The Board was also provided with information related to the sub-advisory fees for the Rainier International Discovery Series and appliable comparisons. The Board will continue to monitor the fees and expenses of the Series compared to peer groups. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

Renewal of Investment Advisory Agreement

(unaudited)

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund and Rainier’s services and profits with respect to services provided to the Rainier Series under the Agreements. The Board noted that since its last review, the Advisor completed a ‘go-private’ transaction whereby it was acquired by the Callodine Group in October 2022. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Representatives of the Advisor noted a shift to EBITDA (earnings before interest, taxes, depreciation and amortization) as the key performance metric related to profitability and discussed modest improvements in the Advisor’s profitability derived from the Fund. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreements. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor and Rainier’s profit margins relating to its services provided under the Agreements were reasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board concluded that these additional benefits to the Advisor were reasonable.

Conclusion

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreements was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreements would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreements, but indicated that the Board based its determination on the total mix of information available to it.

{This page intentionally left blank}

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNPRO-10/24-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Disciplined Value Series

Disciplined Value Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.4%

Communication Services - 1.1%
Media - 1.1%
Fox Corp. - Class A	14,212	$596,904
The Interpublic Group of Companies, Inc.	11,873	349,066
Omnicom Group, Inc.	12,009	1,212,909
Total Communication Services		2,158,879
Consumer Discretionary - 5.4%
Broadline Retail - 0.8%
eBay, Inc.	26,489	1,523,382
Distributors - 0.6%
Genuine Parts Co.	8,046	922,876
LKQ Corp.	8,016	294,909
		1,217,785
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp.	18,076	937,241
Household Durables - 0.3%
Lennar Corp. - Class A	3,143	535,253
Specialty Retail - 2.8%
Best Buy Co., Inc.	12,796	1,157,142
Dick’s Sporting Goods, Inc.	4,899	958,979
The Home Depot, Inc.	4,691	1,847,081
Penske Automotive Group, Inc.	2,289	344,655
Williams-Sonoma, Inc.	7,544	1,011,877
		5,319,734
Textiles, Apparel & Luxury Goods - 0.4%
Ralph Lauren Corp.	2,101	415,851
Tapestry, Inc.	7,772	368,781
		784,632
Total Consumer Discretionary		10,318,027
Consumer Staples - 8.0%
Beverages - 0.3%
Brown-Forman Corp. - Class B	6,468	284,786
Molson Coors Beverage Co. - Class B	6,460	351,876
		636,662
Consumer Staples Distribution & Retail - 0.9%
Sysco Corp.	23,290	1,745,586
Food Products - 5.1%
Archer-Daniels-Midland Co.	24,813	1,369,926
Bunge Global S.A.	4,501	378,174
Campbell Soup Co.	9,822	458,196
Conagra Brands, Inc.	15,373	444,895
General Mills, Inc.	27,235	1,852,525
The Hershey Co.	9,419	1,672,626
The Kraft Heinz Co.	53,441	1,788,136
Mondelez International, Inc. - Class A	23,722	1,624,482
		9,588,960
Household Products - 1.2%
Colgate-Palmolive Co.	7,621	714,164

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Consumer Staples (continued)
Household Products (continued)
Kimberly-Clark Corp.	10,834	$1,453,706
		2,167,870
Personal Care Products - 0.5%
Kenvue, Inc.	44,654	1,023,916
Total Consumer Staples		15,162,994
Energy - 16.7%
Energy Equipment & Services - 1.8%
Halliburton Co.	43,127	1,196,343
Schlumberger N.V	53,724	2,152,721
		3,349,064
Oil, Gas & Consumable Fuels - 14.9%
Chevron Corp.	41,630	6,195,377
ConocoPhillips	35,423	3,880,235
Coterra Energy, Inc.	43,545	1,041,596
Devon Energy Corp.	8,265	319,690
EOG Resources, Inc.	10,780	1,314,729
Expand Energy Corp.	4,318	365,821
Exxon Mobil Corp.	55,207	6,447,073
Hess Corp.	3,518	473,101
HF Sinclair Corp.	6,527	252,007
Marathon Oil Corp.	17,740	491,398
Marathon Petroleum Corp.	14,778	2,149,756
Occidental Petroleum Corp.	19,352	969,729
Ovintiv, Inc.	8,329	326,497
Permian Resources Corp.	24,917	339,619
Phillips 66	16,280	1,983,229
Valero Energy Corp.	13,246	1,718,801
		28,268,658
Total Energy		31,617,722
Financials - 22.0%
Banks - 17.0%
Bank of America Corp.	128,691	5,381,858
Citigroup, Inc.	60,534	3,884,467
East West Bancorp, Inc.	4,409	429,833
Fifth Third Bancorp	35,087	1,532,600
Huntington Bancshares, Inc.	79,903	1,245,688
JPMorgan Chase & Co.	31,462	6,982,047
The PNC Financial Services Group, Inc.	10,963	2,064,004
Truist Financial Corp.	54,189	2,332,837
U.S. Bancorp	56,813	2,744,636
Wells Fargo & Co.	86,134	5,591,819
		32,189,789
Capital Markets - 0.2%
Cboe Global Markets, Inc.	1,629	347,905
Insurance - 4.8%
The Allstate Corp.	5,682	1,059,807
Chubb Ltd.	3,273	924,426
Cincinnati Financial Corp.	8,916	1,255,640

The accompanying notes are an integral part of the financial statements.

1

Disciplined Value Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Insurance (continued)
Everest Group Ltd.	1,827	$649,700
The Hartford Financial Services Group, Inc.	14,619	1,614,522
The Travelers Companies, Inc.	9,837	2,419,312
W. R. Berkley Corp.	20,926	1,196,339
		9,119,746
Total Financials		41,657,440
Health Care - 17.1%
Biotechnology - 2.1%
Gilead Sciences, Inc.	44,205	3,926,288
Health Care Equipment & Supplies - 3.6%
Baxter International, Inc.	15,466	552,136
Becton Dickinson & Co.	10,743	2,509,457
Medtronic plc	42,207	3,766,975
		6,828,568
Health Care Providers & Services - 4.4%
Elevance Health, Inc.	1,856	753,091
Humana, Inc.	1,398	360,446
Labcorp Holdings, Inc.	2,542	580,263
Quest Diagnostics, Inc.	5,416	838,559
UnitedHealth Group, Inc.	10,372	5,854,994
		8,387,353
Pharmaceuticals - 7.0%
Bristol-Myers Squibb Co.	69,513	3,876,740
Johnson & Johnson	43,607	6,971,015
Merck & Co., Inc.	15,433	1,579,105
Royalty Pharma plc - Class A	16,951	457,677
Viatris, Inc.	38,020	441,032
		13,325,569
Total Health Care		32,467,778
Industrials - 19.8%
Aerospace & Defense - 4.9%
Huntington Ingalls Industries, Inc.	1,283	237,304
Lockheed Martin Corp.	7,734	4,223,151
RTX Corp.	39,640	4,796,043
		9,256,498
Air Freight & Logistics - 1.3%
FedEx Corp.	9,200	2,519,420
Building Products - 0.8%
A. O. Smith Corp.	5,003	375,725
Allegion plc	2,766	386,217
Masco Corp.	9,748	778,963
		1,540,905
Electrical Equipment - 0.8%
Emerson Electric Co.	11,009	1,191,945
Rockwell Automation, Inc.	1,430	381,395
		1,573,340

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Ground Transportation - 0.7%
CSX Corp.	36,814	$1,238,423
Industrial Conglomerates - 3.1%
3M Co.	22,184	2,849,978
Honeywell International, Inc.	15,016	3,088,491
		5,938,469
Machinery - 7.4%
Caterpillar, Inc.	15,190	5,714,478
Cummins, Inc.	6,574	2,162,715
Deere & Co.	8,738	3,536,181
PACCAR, Inc.	19,826	2,067,455
Snap-on, Inc.	1,526	503,778
		13,984,607
Professional Services - 0.6%
Broadridge Financial Solutions, Inc.	1,600	337,376
SS&C Technologies Holdings, Inc.	10,936	764,754
		1,102,130
Trading Companies & Distributors - 0.2%
Ferguson Enterprises, Inc.	2,346	461,552
Total Industrials		37,615,344
Information Technology - 5.2%
Communications Equipment - 1.5%
Cisco Systems, Inc.	52,230	2,860,637
IT Services - 1.7%
Accenture plc - Class A (Ireland)	4,265	1,470,657
Cognizant Technology Solutions Corp. - Class A	23,333	1,740,409
		3,211,066
Semiconductors & Semiconductor Equipment - 2.0%
Analog Devices, Inc.	8,825	1,968,946
Microchip Technology, Inc.	16,696	1,224,985
Skyworks Solutions, Inc.	6,948	608,506
		3,802,437
Total Information Technology		9,874,140
Materials - 4.1%
Chemicals - 1.4%
CF Industries Holdings, Inc.	5,656	465,093
The Mosaic Co.	11,291	302,147
PPG Industries, Inc.	11,642	1,449,545
Westlake Corp.	3,823	504,407
		2,721,192
Construction Materials - 0.7%
CRH plc	13,652	1,302,810
Containers & Packaging - 1.1%
Avery Dennison Corp.	1,250	258,788
International Paper Co.	11,054	613,939

The accompanying notes are an integral part of the financial statements.

2

Disciplined Value Series

Investment Portfolio - October 31, 2024

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials (continued)
Containers & Packaging (continued)
Smurfit WestRock plc	23,035	$1,186,302
		2,059,029
Metals & Mining - 0.9%
Nucor Corp.	5,538	785,510
Reliance, Inc.	871	249,402
Steel Dynamics, Inc.	4,385	572,243
		1,607,155
Total Materials		7,690,186
TOTAL COMMON STOCKS (Identified Cost $173,366,445)		188,562,510

SHORT-TERM INVESTMENT - 0.9%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[1]
(Identified Cost $1,765,527)	1,765,527	1,765,527

TOTAL INVESTMENTS - 100.3% (Identified Cost $175,131,972)		190,328,037
LIABILITIES, LESS OTHER ASSETS - (0.3%)		(605,982)
NET ASSETS - 100%		$189,722,055

1Rate shown is the current yield as of October 31, 2024.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

3

Disciplined Value Series

Statement of Assets and Liabilities

October 31, 2024

ASSETS:

Investments, at value (identified cost $175,131,972) (Note 2)	$190,328,037
Receivable for fund shares sold	195,477
Dividends receivable	135,514
Prepaid expenses	13

TOTAL ASSETS	190,659,041

LIABILITIES:

Accrued management fees[1]	50,830
Accrued sub-transfer agent fees[1]	41,420
Accrued fund accounting and administration fees[1]	12,474
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	9,947
Directors’ fees payable[1]	6,774
Accrued Chief Compliance Officer service fees[1]	2,713
Payable for fund shares repurchased	759,651
Other payables and accrued expenses	53,177

TOTAL LIABILITIES	936,986

TOTAL NET ASSETS	$189,722,055

NET ASSETS CONSIST OF:

Capital stock	$221,095
Additional paid-in-capital	160,736,715
Total distributable earnings (loss)	28,764,245

TOTAL NET ASSETS	$189,722,055

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($46,135,308/5,555,637 shares)	$8.30

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($64,385,201/7,231,822 shares)	$8.90

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($54,216,725/6,514,915 shares)	$8.32

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($24,984,821/2,807,162 shares)	$8.90

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

4

Disciplined Value Series

Statement of Operations

For the Year Ended October 31, 2024

INVESTMENT INCOME:

Dividends	$5,916,247

EXPENSES:

Management fees (Note 3)	614,389
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	117,934
Sub-transfer agent fees (Note 3)	95,700
Fund accounting and administration fees (Note 3)	73,978
Directors’ fees (Note 3)	27,278
Chief Compliance Officer service fees (Note 3)	7,994
Registration and filing fees	62,481
Custodian fees	8,573
Miscellaneous	123,870

Total Expenses	1,132,197
Less reduction of expenses (Note 3)	(179,068)

Net Expenses	953,129

NET INVESTMENT INCOME	4,963,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	15,822,589

Net change in unrealized appreciation (depreciation) on investments	28,630,249

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	44,452,838

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,415,956

The accompanying notes are an integral part of the financial statements.

5

Disciplined Value Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,963,118	$9,496,553
Net realized gain (loss) on investments	15,822,589	16,674,817
Net change in unrealized appreciation (depreciation) on investments	28,630,249	(32,333,819)

Net increase (decrease) from operations	49,415,956	(6,162,449)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

Class S	(4,551,887)	(5,938,420)
Class I	(6,682,681)	(7,523,905)
Class W	(5,947,957)	(20,416,273)
Class Z	(2,110,572)	(2,196,572)

Total distributions to shareholders	(19,293,097)	(36,075,170)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(50,841,639)	(133,314,889)

Net increase (decrease) in net assets	(20,718,780)	(175,552,508)

NET ASSETS:

Beginning of year	210,440,835	385,993,343

End of year	$189,722,055	$210,440,835

The accompanying notes are an integral part of the financial statements.

6

Disciplined Value Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.21	$8.23	$9.17	$6.78	$7.67
Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.17	0.15	0.16
Net realized and unrealized gain (loss) on investments	1.65	(0.42)	(0.45)	2.36	(0.68)
Total from investment operations	1.82	(0.25)	(0.28)	2.51	(0.52)
Less distributions to shareholders:
From net investment income	(0.30)	(0.16)	(0.14)	(0.12)	(0.14)
From net realized gain on investments	(0.42)	(0.61)	(0.52)	—	(0.23)
Total distributions to shareholders	(0.72)	(0.77)	(0.66)	(0.12)	(0.37)

Net asset value - End of year	$8.30	$7.21	$8.23	$9.17	$6.78
Net assets - End of year (000’s omitted)	$46,135	$49,633	$64,323	$72,925	$64,205
Total return[2]	26.33%	(3.84%)	(3.39%)	37.17%	(7.09%)

Ratios (to average net assets)/Supplemental Data:
Expenses	0.75%	0.76%	0.72%	0.72%	0.76%
Net investment income	2.13%	2.20%	1.98%	1.74%	2.26%
Series portfolio turnover	58%	35%	31%	55%	29%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

7

Disciplined Value Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.68	$8.72	$9.68	$7.15	$8.07
Income (loss) from investment operations:
Net investment income[1]	0.20	0.20	0.19	0.17	0.18
Net realized and unrealized gain (loss) on investments	1.77	(0.45)	(0.48)	2.49	(0.71)
Total from investment operations	1.97	(0.25)	(0.29)	2.66	(0.53)
Less distributions to shareholders:
From net investment income	(0.32)	(0.18)	(0.15)	(0.13)	(0.16)
From net realized gain on investments	(0.42)	(0.61)	(0.52)	—	(0.23)
Total distributions to shareholders	(0.74)	(0.79)	(0.67)	(0.13)	(0.39)

Net asset value - End of year	$8.90	$7.68	$8.72	$9.68	$7.15
Net assets - End of year (000’s omitted)	$64,385	$73,449	$86,444	$109,845	$120,221
Total return[2]	26.67%	(3.68%)	(3.24%)	37.44%	(6.89%)

Ratios (to average net assets)/Supplemental Data:
Expenses	0.55%	0.55%	0.52%	0.54%	0.55%
Net investment income	2.34%	2.40%	2.16%	1.93%	2.45%
Series portfolio turnover	58%	35%	31%	55%	29%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

8

Disciplined Value Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.23	$8.26	$9.20	$6.80	$7.69
Income (loss) from investment operations:
Net investment income[1]	0.22	0.23	0.22	0.20	0.20
Net realized and unrealized gain (loss) on investments	1.64	(0.44)	(0.45)	2.37	(0.68)
Total from investment operations	1.86	(0.21)	(0.23)	2.57	(0.48)
Less distributions to shareholders:
From net investment income	(0.35)	(0.21)	(0.19)	(0.17)	(0.18)
From net realized gain on investments	(0.42)	(0.61)	(0.52)	—	(0.23)
Total distributions to shareholders	(0.77)	(0.82)	(0.71)	(0.17)	(0.41)

Net asset value - End of year	$8.32	$7.23	$8.26	$9.20	$6.80
Net assets - End of year (000’s omitted)	$54,217	$65,430	$211,178	$244,197	$116,106
Total return[2]	27.15%	(3.32%)	(2.75%)	37.98%	(6.45%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.15%	0.12%	0.11%	0.11%	0.14%[3]
Net investment income	2.76%	2.89%	2.58%	2.31%	2.84%
Series portfolio turnover	58%	35%	31%	55%	29%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.30%	0.30%	0.30%	0.30%	0.30%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

3Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

The accompanying notes are an integral part of the financial statements.

9

Disciplined Value Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.68	$8.72	$9.68	$7.15	$8.07
Income (loss) from investment operations:
Net investment income[1]	0.20	0.21	0.20	0.19	0.19
Net realized and unrealized gain (loss) on investments	1.77	(0.45)	(0.48)	2.48	(0.72)
Total from investment operations	1.97	(0.24)	(0.28)	2.67	(0.53)
Less distributions to shareholders:
From net investment income	(0.33)	(0.19)	(0.16)	(0.14)	(0.16)
From net realized gain on investments	(0.42)	(0.61)	(0.52)	—	(0.23)
Total distributions to shareholders	(0.75)	(0.80)	(0.68)	(0.14)	(0.39)

Net asset value - End of year	$8.90	$7.68	$8.72	$9.68	$7.15
Net assets - End of year (000’s omitted)	$24,985	$21,929	$24,049	$24,111	$15,781
Total return[2]	26.83%	(3.55%)	(3.12%)	37.61%	(6.77%)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%	0.42%	0.41%	0.41%	0.45%[3]
Net investment income	2.41%	2.53%	2.27%	2.04%	2.55%
Series portfolio turnover	58%	35%	31%	55%	29%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

3Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Disciplined Value Series

Notes to Financial Statements

1.	Organization

Disciplined Value Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide competitive returns consistent with the broad equity market while providing a level of capital protection during market downturns.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s Advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2024, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated as Disciplined Value Series Class I common stock, Disciplined Value Series Class S common stock, Disciplined Value Series Class W common stock, and Disciplined Value Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

11

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2024 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$2,158,879	$2,158,879	$—	$—
Consumer Discretionary	10,318,027	10,318,027	—	—
Consumer Staples	15,162,994	15,162,994	—	—
Energy	31,617,722	31,617,722	—	—
Financials	41,657,440	41,657,440	—	—
Health Care	32,467,778	32,467,778	—	—
Industrials	37,615,344	37,615,344	—	—
Information Technology	9,874,140	9,874,140	—	—
Materials	7,690,186	7,690,186	—	—
Short-Term Investment	1,765,527	1,765,527	—	—
Total assets	$190,328,037	$190,328,037	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of October 31, 2023 or October 31, 2024.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

12

Disciplined Value Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than class specific expenses), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2024, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2021 through October 31, 2024. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

13

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 0.60% of the average daily net assets of the Class I and Class S shares, 0.45% of the average daily net assets of the Class Z shares, and 0.15% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $179,068 in management fees for Class W shares for the year ended October 31, 2024.

As of October 31, 2024, there are no expenses eligible to be recouped by the Advisor.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction

14

Disciplined Value Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2024, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $117,562,283 and $180,850,527, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W, and Class Z shares of Disciplined Value Series were:

CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	423,677	$3,386,664	725,128	$5,696,476
Reinvested	608,748	4,521,138	716,350	5,670,179
Repurchased	(2,362,256)	(18,169,637)	(2,369,551)	(18,164,533)
Total	(1,329,831)	$(10,261,835)	(928,073)	$(6,797,878)

CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,053,601	$8,817,852	1,863,201	$15,201,700
Reinvested	814,336	6,481,643	847,978	7,149,838
Repurchased	(4,197,921)	(35,242,950)	(3,059,141)	(25,500,754)
Total	(2,329,984)	$(19,943,455)	(347,962)	$(3,149,216)

CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	375,427	$2,951,725	854,362	$6,586,113
Reinvested	791,159	5,900,054	2,519,942	19,977,603
Repurchased	(3,701,490)	(28,914,122)	(19,903,571)	(150,802,061)
Total	(2,534,904)	$(20,062,343)	(16,529,267)	$(124,238,345)

CLASS Z	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	72,650	$606,116	186,795	$1,532,195
Reinvested	263,798	2,101,853	260,732	2,195,522
Repurchased	(383,866)	(3,281,975)	(349,616)	(2,857,167)
Total	(47,418)	$(574,006)	97,911	$870,550

At October 31, 2024, the Advisor and its affiliates owned 0.4% of the Series. Approximately 29% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

15

Disciplined Value Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2025 unless extended or renewed. During the year ended October 31, 2024, the Series did not borrow under the line of credit.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2024.

8. Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales and utilization of tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended October 31, 2024, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1,950,519 and decrease Total Distributable Earnings by $1,950,519. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
Ordinary income	$8,263,338	$9,510,274
Long-term capital gains	11,029,759	26,564,896

At October 31, 2024, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$175,886,090
Unrealized appreciation	19,656,487
Unrealized depreciation	(5,214,540)
Net unrealized appreciation	$14,441,947
Undistributed ordinary income	$2,622,942
Undistributed long-term capital gains	$11,699,356

9.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could

16

Disciplined Value Series

Notes to Financial Statements (continued)

9.	Market Event (continued)

negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

17

Disciplined Value Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Disciplined Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Disciplined Value Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 19, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

18

Disciplined Value Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $7,176,709 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 85.06%.

The Series designates $13,935,326 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Code for the fiscal year ended October 31, 2024.

19

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on May 16, 2024, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), the Investment Advisory Agreement between the Advisor and the Fund and the Sub-Advisory Agreement between Advisor and Rainier Investment Management, LLC (“Rainier”)(together, the “Agreements”), were considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreements, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on May 3, 2024 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreements with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

The Board considered the nature, extent and quality of the services provided by the Advisor and Rainier under the Agreements including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor and Rainier’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to each Series by the Advisor and Rainier supported the renewal of the Agreements.

Investment Performance of the Advisor and Rainier

In connection with their consideration of investment performance, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods and comparisons against applicable benchmark indexes as well as peer groups of mutual funds. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining market conditions over various time periods and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at the May 3rd working session and during prior quarterly board meetings. The Board also considered the Advisor and Rainier’s investment teams, including changes to the investment teams during the past year, investment team compensation structure and the investment process.

20

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

The Directors expressed concerns about the investment performance of certain Series for various periods. The Directors emphasized longer-term performance but remained attentive to shorter periods as well. In response to a request from the Independent Directors relating to Series where the Advisor’s or Rainier’s performance was materially below the performance of a Series’ benchmarks and/or peer group, representatives of the Adviser provided a further explanation to the Board regarding the reasons for the underperformance of these Series and discussed the steps taken or expected to be taken by the Advisor in an effort to improve performance. The Directors acknowledged the Advisor’s agreement to continue its efforts to improve relative performance for certain Series and asked the Advisor to update the Board on these efforts at future meetings. After discussion, the Directors agreed to continue to remain focused in future meetings on overseeing the Advisor’s and Sub-Advisor’s efforts to address underperformance, emphasizing longer-term performance, while staying attentive to short-term performance. After discussion, the Directors concluded, based on the information received and the Advisor’s and Sub-Advisor’s efforts to address the underperformance of certain Series, within the context of its full deliberations, that the investment results that the Advisor and Sub-Advisor had been able to achieve for each Series support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor.

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 13 of 15 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Directors noted the Advisor’s investments in, among other areas, investment and research personnel, IT resources and technology upgrades, noting their expected benefits to the Fund. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

The Board considered differential advisory fee waivers related to a Series’ Class W shares, which are utilized within the Advisor’s separately managed accounts. The Board took into account the Advisor’s annual process to determine that a Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act, which included an analysis of the advisory fees paid by the separately managed accounts to the Adviser outside of the Series as compared to the advisory fees paid by the Series’ other classes to the Adviser. The Board further took into account that, after completing its annual review, the Advisor concluded that each Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor has implemented reasonable measures to monitor the waivers in the Series’ Class W Shares to guard against cross-subsidization in the Series. Based on the results of the Advisor’s annual review of the differential advisory fee waivers related to the Series’ Class W shares and the Advisor’s conclusions thereto, the Board accepted the Advisor’s assessment, and therefore has made the determination, based on the information and analysis presented to the Board at the meeting, that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act.

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered that 93% of the Series have at least one share class in the best third of its relevant universe, and approximately half of the funds fall within the lowest expense quartile for at least one share class. The Board was also provided with information related to the sub-advisory fees for the Rainier International Discovery Series and appliable comparisons. The Board will continue to monitor the fees and expenses of the Series compared to peer groups. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

21

Disciplined Value Series

Renewal of Investment Advisory Agreement

(unaudited)

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund and Rainier’s services and profits with respect to services provided to the Rainier Series under the Agreements. The Board noted that since its last review, the Advisor completed a ‘go-private’ transaction whereby it was acquired by the Callodine Group in October 2022. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Representatives of the Advisor noted a shift to EBITDA (earnings before interest, taxes, depreciation and amortization) as the key performance metric related to profitability and discussed modest improvements in the Advisor’s profitability derived from the Fund. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreements. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor and Rainier’s profit margins relating to its services provided under the Agreements were reasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board concluded that these additional benefits to the Advisor were reasonable.

Conclusion

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreements was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreements would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreements, but indicated that the Board based its determination on the total mix of information available to it.

22

Disciplined Value Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863

On the Securities and Exchange

Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

5. Financial Statement and Other Information - Annual

6. Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDIV-10/24-AR

23

www.manning-napier.com

Manning & Napier Fund, Inc.

Rainier International Discovery Series

Rainier International Discovery Series

Investment Portfolio - October 31, 2024

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS - 95.1%

Communication Services - 7.9%
Diversified Telecommunication Services - 1.3%
Internet Initiative Japan, Inc. (Japan)	280,600	$5,387,790
Entertainment - 1.5%
CTS Eventim AG & Co. KGaA (Germany)	60,701	6,374,529
Interactive Media & Services - 5.1%
Auto Trader Group plc (United Kingdom)[1]	578,209	6,243,206
CAR Group Ltd. (Australia)	192,944	4,752,410
Rightmove plc (United Kingdom)	781,933	5,954,078
Scout24 SE (Germany)[1]	52,196	4,508,971
		21,458,665
Total Communication Services		33,220,984
Consumer Discretionary - 7.1%
Automobiles - 0.6%
Yadea Group Holdings Ltd. (China)[1]	1,418,000	2,449,250
Hotels, Restaurants & Leisure - 1.3%
Indian Hotels Co. Ltd. (India)	287,167	2,303,021
Trainline plc (United Kingdom)*1	625,940	3,110,085
		5,413,106
Household Durables - 2.6%
Nikon Corp. (Japan)	570,400	7,066,227
Rinnai Corp. (Japan)	168,012	3,680,631
		10,746,858
Specialty Retail - 0.8%
JUMBO S.A. (Greece)	129,740	3,462,715
Textiles, Apparel & Luxury Goods - 1.8%
Brunello Cucinelli S.p.A. (Italy)	46,618	4,611,494
Eclat Textile Co. Ltd. (Taiwan)	170,000	2,841,568
		7,453,062
Total Consumer Discretionary		29,524,991
Consumer Staples - 3.2%
Food Products - 1.3%
Gruma S.A.B. de C.V. - Class B (Mexico)	129,185	2,220,927
Morinaga & Co. Ltd. (Japan)	177,300	3,316,340
		5,537,267
Personal Care Products - 1.9%
Cosmax, Inc. (South Korea)	37,093	4,038,497
Rohto Pharmaceutical Co. Ltd. (Japan)	166,500	3,744,146
		7,782,643
Total Consumer Staples		13,319,910
Energy - 2.4%
Energy Equipment & Services - 1.2%
Aker Solutions ASA (Norway)	1,053,800	4,993,257
Oil, Gas & Consumable Fuels - 1.2%
Gaztransport Et Technigaz S.A. (France)	33,532	4,878,878
Total Energy		9,872,135
		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials - 11.1%
Banks - 3.6%
Fukuoka Financial Group, Inc. (Japan)	275,300	$6,280,027
Kyoto Financial Group, Inc. (Japan)	277,300	4,069,759
Ringkjoebing Landbobank A/S (Denmark)	28,646	4,737,908
		15,087,694
Capital Markets - 6.9%
Euronext N.V. (Netherlands)[1]	84,600	9,334,305
Intermediate Capital Group plc (United Kingdom)	217,147	5,768,382
Kfin Technologies Ltd. (India)	238,102	2,824,751
Nordnet AB publ (Sweden)	257,042	5,348,470
Swissquote Group Holding S.A. (Switzerland)	16,852	5,732,543
		29,008,451
Insurance - 0.6%
Steadfast Group Ltd. (Australia)	661,402	2,382,012
Total Financials		46,478,157
Health Care - 8.4%
Biotechnology - 0.6%
BioGaia AB - Class B (Sweden)	270,730	2,680,734
Health Care Equipment & Supplies - 1.8%
Asahi Intecc Co. Ltd. (Japan)	232,000	3,717,483
Classys, Inc. (South Korea)	105,143	3,836,544
		7,554,027
Health Care Providers & Services - 1.4%
Hygeia Healthcare Holdings Co. Ltd. (China)*1	986,200	2,230,144
Max Healthcare Institute Ltd. (India)	299,386	3,614,001
		5,844,145
Health Care Technology - 2.3%
JMDC, Inc. (Japan)	107,900	3,006,902
Pro Medicus Ltd. (Australia)	52,814	6,690,230
		9,697,132
Life Sciences Tools & Services - 0.6%
Gerresheimer AG (Germany)	27,695	2,332,468
Pharmaceuticals - 1.7%
ALK-Abello A/S (Denmark)*	296,183	6,935,242
Total Health Care		35,043,748
Industrials - 31.9%
Aerospace & Defense - 2.5%
Babcock International Group plc (United Kingdom).	613,753	3,735,426
Rheinmetall AG (Germany)	5,451	2,806,371
Saab AB - Class B (Sweden)	191,516	3,933,507
		10,475,304
Building Products - 1.7%
Blue Star Ltd. (India)	187,067	4,149,045

The accompanying notes are an integral part of the financial statements.

1

Rainier International Discovery Series

Investment Portfolio - October 31, 2024

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Building Products (continued)
Munters Group AB (Sweden)[1]	186,261	$3,017,350
		7,166,395
Commercial Services & Supplies - 6.3%
CMS Info Systems Ltd. (India)	602,895	3,840,453
Daiei Kankyo Co. Ltd. (Japan)	280,200	5,779,388
Element Fleet Management Corp. (Canada)	508,629	10,407,470
Japan Elevator Service Holdings Co. Ltd. (Japan)	324,300	6,209,501
		26,236,812
Construction & Engineering - 2.3%
Fugro N.V. (Netherlands)	429,266	9,870,383
Electrical Equipment - 5.3%
Hammond Power Solutions, Inc. (Canada)	31,288	2,711,619
Hyosung Heavy Industries Corp. (South Korea)	12,301	3,537,747
NKT A/S (Denmark)*	60,716	5,692,551
Triveni Turbine Ltd. (India)	395,479	3,242,387
Voltamp Transformers Ltd. (India)	18,636	2,568,923
Voltronic Power Technology Corp. (Taiwan)	67,498	4,438,957
		22,192,184
Ground Transportation - 1.9%
TFI International, Inc. (Canada)	58,195	7,787,894
Machinery - 3.6%
Aalberts N.V. (Netherlands)	29,795	1,075,162
Daifuku Co. Ltd. (Japan)	93,700	1,761,254
The Japan Steel Works Ltd. (Japan)	129,100	4,378,926
Konecranes OYJ (Finland)	74,121	5,116,972
Krones AG (Germany)	20,315	2,646,156
		14,978,470
Professional Services - 1.4%
ALS Ltd. (Australia)	408,843	3,774,190
BayCurrent, Inc. (Japan)	60,000	1,949,944
		5,724,134
Trading Companies & Distributors - 6.9%
Ashtead Technology Holdings plc (United Kingdom)	345,556	2,459,586
Diploma plc (United Kingdom)	131,424	7,224,866
Howden Joinery Group plc (United Kingdom)	687,998	7,485,489
Sojitz Corp. (Japan)	279,100	5,703,892
Toromont Industries Ltd. (Canada)	67,399	5,954,018
		28,827,851
Total Industrials		133,259,427
		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Information Technology - 18.4%
Electronic Equipment, Instruments & Components - 8.1%
AAC Technologies Holdings, Inc. (China)*	659,500	$2,663,725
Celestica, Inc. (Canada)*	109,881	7,519,274
E Ink Holdings, Inc. (Taiwan)	510,000	4,773,198
Halma plc (United Kingdom)	160,312	5,121,275
Kaynes Technology India Ltd. (India)*	67,757	4,372,921
Lagercrantz Group AB - Class B (Sweden)	265,397	5,197,526
Oxford Instruments plc (United Kingdom)	111,972	3,130,119
Sinbon Electronics Co. Ltd. (Taiwan)	155,911	1,276,235
		34,054,273
IT Services - 2.0%
Netcompany Group A/S (Denmark)*1	80,438	3,839,252
Sopra Steria Group (France)	22,937	4,411,338
		8,250,590
Semiconductors & Semiconductor Equipment - 2.8%
ASPEED Technology, Inc. (Taiwan)	31,000	3,931,021
BE Semiconductor Industries N.V. (Netherlands)	12,003	1,277,673
eMemory Technology, Inc. (Taiwan)	47,000	4,570,039
Nordic Semiconductor ASA (Norway)*	187,918	1,867,533
		11,646,266
Software - 5.5%
The Descartes Systems Group, Inc. (Canada)*	57,779	6,002,609
Fortnox AB (Sweden)	276,890	1,690,487
Kinaxis, Inc. (Canada)*	25,735	2,858,233
KPIT Technologies Ltd. (India)	121,401	2,003,710
QT Group OYJ (Finland)*	33,090	2,520,824
Technology One Ltd. (Australia)	321,453	5,123,317
Yubico AB (Sweden)*	117,955	2,861,701
		23,060,881
Total Information Technology		77,012,010
Materials - 1.3%
Construction Materials - 0.3%
Wienerberger AG (Austria)	46,757	1,412,114
Metals & Mining - 1.0%
Mitsui Mining & Smelting Co. Ltd. (Japan)	131,900	4,190,688
Total Materials		5,602,802
Real Estate - 2.9%
Hotel & Resort REITs - 0.5%
Japan Hotel REIT Investment Corp. (Japan)	4,701	2,167,629
Real Estate Management & Development - 2.4%
Corp. Inmobiliaria Vesta S.A.B. de C.V. (Mexico)	675,400	1,758,582
Nomura Real Estate Holdings, Inc. (Japan)	187,300	4,611,274

The accompanying notes are an integral part of the financial statements.

2

Rainier International Discovery Series

Investment Portfolio - October 31, 2024

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Real Estate (continued)
Real Estate Management & Development (continued)
The Phoenix Mills Ltd. (India)	158,991	$2,872,021
Sobha Ltd.(India)	33,533	631,700
Sobha Ltd. (India)	22,128	197,645
		10,071,222
Total Real Estate		12,238,851

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
NHPC Ltd. (India)	2,322,255	$2,273,632

TOTAL COMMON STOCKS
(Identified Cost $318,795,858)		397,846,647

SHORT-TERM INVESTMENT - 5.0%

Dreyfus Government Cash Management, Institutional Shares, 4.76%[2] (Identified Cost $20,812,686)	20,812,686	20,812,686

TOTAL INVESTMENTS - 100.1%		418,659,333
(Identified Cost $339,608,544)
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(549,250)
NET ASSETS - 100%		$418,110,083

REIT - Real Estate Investment Trust

*Non-income producing security.

1Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2024 was $34,732,563, which represented 8.3% of the Series’ Net Assets.

2Rate shown is the current yield as of October 31, 2024.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:
Japan - 18.4%, United Kingdom - 12.0% and Canada - 10.3%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

3

Rainier International Discovery Series

Statement of Assets and Liabilities

October 31, 2024

ASSETS:

Investments, at value (identified cost $339,608,544) (Note 2)	$418,659,333
Foreign currency, at value (identified cost $1,429,441)	1,422,644
Receivable for securities sold	1,580,378
Foreign tax reclaims receivable	881,344
Dividends receivable	735,766
Receivable for fund shares sold	442,630
Prepaid expenses	1,197

TOTAL ASSETS	423,723,292

LIABILITIES:

Accrued management fees[1]	397,498
Accrued sub-transfer agent fees[1]	104,693
Accrued fund accounting and administration fees[1]	32,187
Directors’ fees payable[1]	15,360
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	5,265
Accrued Chief Compliance Officer service fees[1]	2,713
Accrued foreign capital gains tax (Note 2)	1,708,075
Payable for fund shares repurchased	2,629,841
Payable for securities purchased	583,832
Other payables and accrued expenses	133,745

TOTAL LIABILITIES	5,613,209

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$418,110,083

NET ASSETS CONSIST OF:

Capital stock	$179,201
Additional paid-in-capital	393,627,016
Total distributable earnings	24,303,866

TOTAL NET ASSETS	$418,110,083

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($23,388,922/1,023,062 shares)	$22.86

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($231,801,806/9,942,384 shares)	$23.31

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($23,363,638/998,415 shares)	$23.40

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($139,555,717/5,956,260 shares)	$23.43

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

4

Rainier International Discovery Series

Statement of Operations

For the Year Ended October 31, 2024

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $983,046)	$8,780,019

EXPENSES:

Management fees (Note 3)	4,566,210
Sub-transfer agent fees (Note 3)	227,055
Fund accounting and administration fees (Note 3)	163,751
Directors’ fees (Note 3)	75,124
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	70,708
Chief Compliance Officer service fees (Note 3)	7,994
Custodian fees	146,263
Recoupment of past waived and/or reimbursed fees	61,382
Miscellaneous	361,910

Total Expenses	5,680,397
Less reduction of expenses (Note 3)	(319,484)

Net Expenses	5,360,913

NET INVESTMENT INCOME	3,419,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments (net of foreign capital gains tax of $5,698,881)	47,393,951
Foreign currency and translation of other assets and liabilities	(328,178)

47,065,773
Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $2,346,688)	41,200,338
Foreign currency and translation of other assets and liabilities	32,157

41,232,495

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	88,298,268

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$91,717,374

The accompanying notes are an integral part of the financial statements.

5

Rainier International Discovery Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	10/31/24	10/31/23
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,419,106	$4,777,111
Net realized gain (loss) on investments and foreign currency	47,065,773	(40,345,856)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	41,232,495	23,735,404

Net increase (decrease) from operations	91,717,374	(11,833,341)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class S	(313,094)	—
Class I	(3,552,679)	—
Class W	(529,411)	(250,430)
Class Z	(3,357,659)	(272,966)

Total distributions to shareholders	(7,752,843)	(523,396)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(183,049,801)	(112,298,252)

Net increase (decrease) in net assets	(99,085,270)	(124,654,989)

NET ASSETS:

Beginning of year	517,195,353	641,850,342

End of year	$418,110,083	$517,195,353

The accompanying notes are an integral part of the financial statements.

6

Rainier International Discovery Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$19.64	$20.31	$34.75	$25.62	$20.41
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.09	(0.00)[2]	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	3.37	(0.76)	(10.85)	9.77	5.32
Total from investment operations	3.45	(0.67)	(10.85)	9.64	5.21
Less distributions to shareholders:
From net investment income	(0.23)	—	—	—	—
From net realized gain on investments	—	—	(3.59)	(0.51)	—
Total distributions to shareholders	(0.23)	—	(3.59)	(0.51)	—

Net asset value - End of year	$22.86	$19.64	$20.31	$34.75	$25.62
Net assets - End of year (000’s omitted)	$23,389	$28,930	$32,038	$47,911	$36,577
Total return[3]	17.62%	(3.30%)	(34.40%)	38.06%	25.53%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.40%[4]	1.40%	1.39%	1.40%	1.40%
Net investment income (loss)	0.35%	0.42%	(0.02%)	(0.41%)	(0.48%)
Series portfolio turnover	66%	64%	76%	76%	91%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.06%	N/A	0.00%[5]	0.05%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

7

Rainier International Discovery Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.04	$20.66	$35.24	$25.91	$20.64
Income (loss) from investment operations:
Net investment income (loss)[1]	0.14	0.15	0.07	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	3.44	(0.77)	(11.03)	9.89	5.38
Total from investment operations	3.58	(0.62)	(10.96)	9.84	5.33
Less distributions to shareholders:
From net investment income	(0.30)	—	(0.03)	—	(0.06)
From net realized gain on investments	—	—	(3.59)	(0.51)	—
Total distributions to shareholders	(0.30)	—	(3.62)	(0.51)	(0.06)

Net asset value - End of year	$23.31	$20.04	$20.66	$35.24	$25.91
Net assets - End of year (000’s omitted)	$231,802	$257,083	$281,907	$335,259	$174,435
Total return[2]	17.94%	(3.00%)	(34.25%)	38.41%	25.88%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.15%[3]	1.15%	1.12%	1.13%[4]	1.15%
Net investment income (loss)	0.59%	0.69%	0.28%	(0.14%)	(0.22%)
Series portfolio turnover	66%	64%	76%	76%	91%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.03%	N/A	N/A	0.00%[5]

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes recoupment of past waived and/or reimbursed fees. Without the recoupment the ratio would have been 1.13%.

4Includes recoupment of past waived and/or reimbursed fees. Without the recoupment the ratio would have been 1.11%.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

8

Rainier International Discovery Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.13	$20.75	$35.39	$25.93	$20.59
Income (loss) from investment operations:
Net investment income[1]	0.39	0.38	0.33	0.28	0.19
Net realized and unrealized gain (loss) on investments	3.44	(0.77)	(11.03)	9.90	5.36
Total from investment operations	3.83	(0.39)	(10.70)	10.18	5.55
Less distributions to shareholders:
From net investment income	(0.55)	(0.23)	(0.35)	(0.21)	(0.21)
From net realized gain on investments	—	—	(3.59)	(0.51)	—
Total distributions to shareholders	(0.55)	(0.23)	(3.94)	(0.72)	(0.21)

Net asset value - End of year	$23.40	$20.13	$20.75	$35.39	$25.93
Net assets - End of year (000’s omitted)	$23,364	$19,504	$22,552	$32,618	$24,962
Total return[2]	19.13%	(2.01%)	(33.57%)	39.91%	27.17%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10%	0.10%	0.10%
Net investment income	1.66%	1.72%	1.28%	0.87%	0.84%
Series portfolio turnover	66%	64%	76%	76%	91%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.95%	0.96%	0.92%	0.93%	0.97%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

9

Rainier International Discovery Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	10/31/24	10/31/23	10/31/22	10/31/21	10/31/20
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$20.14	$20.75	$35.36	$25.96	$20.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.17	0.18	0.09	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	3.45	(0.77)	(11.06)	9.92	5.38
Total from investment operations	3.62	(0.59)	(10.97)	9.91	5.37
Less distributions to shareholders:
From net investment income	(0.33)	(0.02)	(0.05)	(0.00)[2]	(0.08)
From net realized gain on investments	—	—	(3.59)	(0.51)	—
Total distributions to shareholders	(0.33)	(0.02)	(3.64)	(0.51)	(0.08)

Net asset value - End of year	$23.43	$20.14	$20.75	$35.36	$25.96
Net assets - End of year (000’s omitted)	$139,556	$211,678	$305,353	$404,306	$283,566
Total return[3]	18.06%	(2.86%)	(34.17%)	38.61%	26.06%

Ratios (to average net assets)/Supplemental Data:
Expenses*	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.72%	0.81%	0.34%	(0.03%)	(0.05%)
Series portfolio turnover	66%	64%	76%	76%	91%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.05%	0.06%	0.02%	0.03%	0.07%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

10

Rainier International Discovery Series

Notes to Financial Statements

1.	Organization

Rainier International Discovery Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to seek long-term capital appreciation.

The Series is authorized to issue four classes of shares (Class S, I, W and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). The investment sub-advisor of the Series is Rainier Investment Management, LLC (“Rainier” or the “Sub-Advisor”), an affiliate of the Advisor. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of October 31, 2024, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated as Rainier International Discovery Series Class I common stock, Rainier International Discovery Series Class S (formerly Class K) common stock, Rainier International Discovery Series Class W common stock and Rainier International Discovery Series Class Z (formerly Class R6) common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

11

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of October 31, 2024 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2#	LEVEL 3
Assets:
Equity securities:
Communication Services	$33,220,984	$—	$33,220,984	$—
Consumer Discretionary	29,524,991	—	29,524,991	—
Consumer Staples	13,319,910	2,220,927	11,098,983	—
Energy	9,872,135	—	9,872,135	—
Financials	46,478,157	—	46,478,157	—
Health Care	35,043,748	—	35,043,748	—
Industrials	133,259,427	26,861,001	106,398,426	—
Information Technology	77,012,010	16,380,116	60,631,894	—
Materials	5,602,802	—	5,602,802	—
Real Estate	12,238,851	1,758,582	10,480,269	—
Utilities	2,273,632	—	2,273,632	—
Short-Term Investment	20,812,686	20,812,686	—	—
Total assets	$418,659,333	$68,033,312	$350,626,021	$—

#Includes certain foreign equity securities for which a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading.

There were no Level 3 securities held by the Series as of October 31, 2023 or October 31, 2024.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including

12

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At October 31, 2024, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended October 31, 2021 through October 31, 2024. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

13

Rainier International Discovery Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.90% of the Series’ average daily net assets. The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series’ organization and select and oversee the Sub-Advisor, who provides the Series with advice and assistance in the choice of investments and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

The Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), to 1.15% of the average daily net assets of the Class I and Class S shares, 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected to continue indefinitely, and may not be amended

14

Rainier International Discovery Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to these agreements, the Advisor waived $206,328 in management fees for Class W shares for the year ended October 31, 2024. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $10,583, and $102,573, for Class W, and Class Z shares, respectively, for the year ended October 31, 2024. These amounts are included as a reduction of expenses on the Statement of Operations.

For the year ended October 31, 2024, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

CLASS	RECOUPED AMOUNT
Class S	$374
Class I	61,008

As of October 31, 2024, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING OCTOBER 31,
	2025	2026	2027	TOTAL
Class S	$—	$19,335	$—	$19,335
Class I	—	18,363	—	18,363
Class W	6,376	14,511	10,583	31,470
Class Z	77,934	160,927	102,573	341,434

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Purchases and Sales of Securities

For the year ended October 31, 2024, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $320,171,681 and $502,107,829, respectively. There were no purchases or sales of U.S. Government securities.

15

Rainier International Discovery Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Rainier International Discovery Series were:

CLASS S	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	200,360	$4,543,590	559,944	$12,377,330
Reinvested	12,261	266,196	—	—
Repurchased	(662,523)	(14,990,453)	(664,823)	(14,473,567)
Total	(449,902)	$(10,180,667)	(104,879)	$(2,096,237)

CLASS I	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,523,600	$58,171,724	4,809,971	$107,148,727
Reinvested	159,090	3,514,295	—	—
Repurchased	(5,570,410)	(128,129,961)	(5,622,411)	(123,286,752)
Total	(2,887,720)	$(66,443,942)	(812,440)	$(16,138,025)

CLASS W	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	56,897	$1,336,948	60,462	$1,343,190
Reinvested	24,097	529,411	10,775	241,796
Repurchased	(51,664)	(1,199,675)	(189,265)	(4,129,672)
Total	29,330	$666,684	(118,028)	$(2,544,686)

CLASS Z	FOR THE YEAR ENDED 10/31/24		FOR THE YEAR ENDED 10/31/23
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	786,973	$18,187,004	2,836,274	$64,239,847
Reinvested	102,032	2,262,043	8,352	189,009
Repurchased	(5,445,578)	(127,540,923)	(7,046,742)	(155,948,160)
Total	(4,556,573)	$(107,091,876)	(4,202,116)	$(91,519,304)

At October 31, 2024, one shareholder account owned 11.8% of the Series. In addition, the Advisor and its affiliates owned 0.1% of the Series. Investment activities of these shareholders may have a material effect on the Series.

6.	Line of Credit

The Fund has entered into a 364-day, $50 million credit agreement (the “line of credit”) with Bank of New York Mellon. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2025 unless extended or renewed. During the year ended October 31, 2024, the Series did not borrow under the line of credit.

16

Rainier International Discovery Series

Notes to Financial Statements (continued)

7.	Financial Instruments

The Series may trade in instruments including futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of October 31, 2024.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, foreign currency gains and losses, passive foreign investment companies (PFICs), and foreign capital gain tax. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 10/31/24	FOR THE YEAR ENDED 10/31/23
Ordinary income	$7,752,843	$523,396

At October 31, 2024, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized appreciation were as follows:

Cost for federal income tax purposes	$346,643,123
Unrealized appreciation	88,428,211
Unrealized depreciation	(16,412,001)

Net unrealized appreciation	$72,016,210
Undistributed ordinary income	$91,774
Capital loss carryforward	$(46,048,149)

At October 31, 2024, the Series had net short-term capital loss carryforwards of $46,048,149, which may be carried forward indefinitely.

For the year ended October 31, 2024, the capital loss carryover utilized was $45,485,437.

17

Rainier International Discovery Series

Notes to Financial Statements (continued)

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

18

Rainier International Discovery Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Rainier International Discovery Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Rainier International Discovery Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

December 19, 2024

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

19

Rainier International Discovery Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $14,247,164 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

The Series has elected to pass through to its shareholders, foreign source income of $8,593,214 and foreign taxes paid of $6,544,526 for the year ended October 31, 2024.

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23

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on May 16, 2024, the Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) and on behalf of the Rainier International Discovery Series (the “Rainier Series”), the Investment Advisory Agreement between the Advisor and the Fund and the Sub-Advisory Agreement between Advisor and Rainier Investment Management, LLC (“Rainier”)(together, the “Agreements”), were considered for renewal by the Board, including all of the Directors who are not “interested persons” (“Independent Directors”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the decision whether to renew the Agreements, a variety of material was provided to the Board in advance of the meeting for their review and consideration. The Board also held a working session on May 3, 2024 to review and discuss information provided to the Board, and for the Board to request additional information.

Representatives of the Advisor attended a portion of the working session and attended the Board meeting. The Advisor provided supplemental information requested by the Board and presented additional oral information to the Board to assist the Board in its considerations. In addition to the information furnished by the Advisor, the Board was provided with a legal memorandum discussing its fiduciary duties related to its approval of the continuation of the Agreement. Legal counsel for the Fund discussed with the Board the applicable legal considerations. In addition, the Board received in-person presentations about the Fund throughout the year.

The Independent Directors were advised by independent legal counsel with respect to these matters. The Independent Directors also met separately in an executive session with their legal counsel without any representatives of the Advisor present.

The Directors’ determinations at the meeting were made on the basis of each Director’s business judgment after consideration of all the information presented. In deciding to recommend the renewal of the Agreements with respect to each Series of the Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

Nature, Extent and Quality of Services Provided by the Advisor and Rainier

The Board considered the nature, extent and quality of the services provided by the Advisor and Rainier under the Agreements including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board considered the numerous services performed by the Advisor and its affiliates beyond those stated in the Agreements. The Board also considered the Advisor and Rainier’s personnel who perform services to the Fund, changes in senior or key personnel, industry trends impacting the mutual fund industry, the strength of the Advisor’s compliance infrastructure, policies and procedures relating to compliance with securities regulations, reputation, expertise and resources. The Directors also reviewed the Advisor and Rainier’s investment and risk management approaches for the Series. The most recent investment adviser registration forms (Form ADV) for the Advisor and Rainier were available to the Board. The Directors also considered other services to be provided to the Series by the Advisor specifically, such as monitoring Rainier’s adherence to the Series’ investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to each Series by the Advisor and Rainier supported the renewal of the Agreements.

Investment Performance of the Advisor and Rainier

In connection with their consideration of investment performance, the Board was provided with reports – both proprietary to the Advisor or the Fund and generated by independent providers of investment company data – regarding the performance of each Series over various time periods and comparisons against applicable benchmark indexes as well as peer groups of mutual funds. As part of these meetings, the Advisor and Rainier and their representatives provided information regarding and, as applicable, led discussions of factors impacting the Advisor and Rainier’s performance for the Series, outlining market conditions over various time periods and explaining their expectations and strategies for the future. The Directors determined that it was appropriate to take into account its consideration of the Advisor and Rainier’s performance at the May 3rd working session and during prior quarterly board meetings. The Board also considered the Advisor and Rainier’s investment teams, including changes to the investment teams during the past year, investment team compensation structure and the investment process.

24

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

The Directors expressed concerns about the investment performance of certain Series for various periods. The Directors emphasized longer-term performance but remained attentive to shorter periods as well. In response to a request from the Independent Directors relating to Series where the Advisor’s or Rainier’s performance was materially below the performance of a Series’ benchmarks and/or peer group, representatives of the Adviser provided a further explanation to the Board regarding the reasons for the underperformance of these Series and discussed the steps taken or expected to be taken by the Advisor in an effort to improve performance. The Directors acknowledged the Advisor’s agreement to continue its efforts to improve relative performance for certain Series and asked the Advisor to update the Board on these efforts at future meetings. After discussion, the Directors agreed to continue to remain focused in future meetings on overseeing the Advisor’s and Sub-Advisor’s efforts to address underperformance, emphasizing longer-term performance, while staying attentive to short-term performance. After discussion, the Directors concluded, based on the information received and the Advisor’s and Sub-Advisor’s efforts to address the underperformance of certain Series, within the context of its full deliberations, that the investment results that the Advisor and Sub-Advisor had been able to achieve for each Series support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor.

The Board considered whether the Advisor had achieved economies of scale with respect to its services to the Fund. The Board acknowledged the expense caps incorporated in the Fund’s current fee structure, which requires the Advisor to subsidize the expenses of the Series operating above their expense cap, noting that 13 of 15 Series of the Fund are currently receiving expense reimbursements from the Advisor. The Directors noted the Advisor’s investments in, among other areas, investment and research personnel, IT resources and technology upgrades, noting their expected benefits to the Fund. The Board concluded that the Fund would need to grow in assets before the Advisor would be able to achieve meaningful economies of scale.

The Board considered differential advisory fee waivers related to a Series’ Class W shares, which are utilized within the Advisor’s separately managed accounts. The Board took into account the Advisor’s annual process to determine that a Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act, which included an analysis of the advisory fees paid by the separately managed accounts to the Adviser outside of the Series as compared to the advisory fees paid by the Series’ other classes to the Adviser. The Board further took into account that, after completing its annual review, the Advisor concluded that each Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor has implemented reasonable measures to monitor the waivers in the Series’ Class W Shares to guard against cross-subsidization in the Series. Based on the results of the Advisor’s annual review of the differential advisory fee waivers related to the Series’ Class W shares and the Advisor’s conclusions thereto, the Board accepted the Advisor’s assessment, and therefore has made the determination, based on the information and analysis presented to the Board at the meeting, that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act.

The Advisor provided the Board with information comparing each Series’ contractual management fees with the Advisor’s standard advisory fees for separate accounts and collective investment trusts. The Board considered that the range of services provided to the Series is more extensive than for the Advisor’s other clients due to additional infrastructure, administrative and regulatory requirements related to operating a mutual fund.

The current advisory fees, 12b-1 Distribution and Service Fees, other expenses (e.g. a combination of Shareholder Services Fees, intermediary sub-TA fees, routine operating expenses and Acquired Fund Fees and Expenses for fund-of-fund Series) and total expense ratios of each Series and share class were compared and ranked (on both a mean and median basis) against respective peer universes. Respective peer universes included funds of a similar size and with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of fees and net expense ratios for each Series of the Fund and the methodology behind the comparison. The Board considered that 93% of the Series have at least one share class in the best third of its relevant universe, and approximately half of the funds fall within the lowest expense quartile for at least one share class. The Board was also provided with information related to the sub-advisory fees for the Rainier International Discovery Series and appliable comparisons. The Board will continue to monitor the fees and expenses of the Series compared to peer groups. Based on their review of the information provided, the Board concluded that the current fees and expenses of each Series of the Fund were reasonable on a comparative basis.

25

Rainier International Discovery Series

Renewal of Investment Advisory Agreement

(unaudited)

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund and Rainier’s services and profits with respect to services provided to the Rainier Series under the Agreements. The Board noted that since its last review, the Advisor completed a ‘go-private’ transaction whereby it was acquired by the Callodine Group in October 2022. The Board was provided with information on the Advisor’s financial condition and profitability by mutual fund agreement and by Series. Representatives of the Advisor noted a shift to EBITDA (earnings before interest, taxes, depreciation and amortization) as the key performance metric related to profitability and discussed modest improvements in the Advisor’s profitability derived from the Fund. The Board discussed the Advisor’s revenues generated from the Fund and its expenses associated with providing the services under the Agreements. The Advisor presented the Board with information on firm wide investment management profitability to provide a comparison of the Advisor’s profitability from its Fund activities relative to its profitability from its other investment management business. In addition, the Board reviewed the Advisor’s expense allocation methodology used to calculate profitability since many of the Advisor’s resources and expenses are shared across the Advisor’s various investment management vehicles. The Board noted the Advisor’s explanation of the consistent approach taken in calculating profitability, compared to prior periods, including the allocation of expenses as part of that calculation. The Board considered the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). After discussing the above costs and profits, the Board concluded that the Advisor and Rainier’s profit margins relating to its services provided under the Agreements were reasonable. The Board also considered the Advisor’s willingness to continue its current expense limitation and fee waiver arrangements with the Series.

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include participation in a joint insurance program, sharing of compensation expenses for certain shared personnel, relationships with large service providers, the utilization of Series within the Advisor’s separately managed accounts and certain research services provided by soft dollars. The Board concluded that these additional benefits to the Advisor were reasonable.

Conclusion

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of the Independent Directors, concluded that the compensation under the Agreements was fair and reasonable with respect to each Series in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment, and that the renewal of the Agreements would be in the best interests of each Series and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Agreements, but indicated that the Board based its determination on the total mix of information available to it.

26

Rainier International Discovery Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNIDS-10/24-AR

27

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are included with the Financial Statements under Item 7(a).

ITEM 8:	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9:	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10:	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included under Item 7.

ITEM 11:	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included under Item 7.

ITEM 12:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16:	Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 17:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 18:	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not Applicable.

Item 19:	Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: January 3, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: January 3, 2025

/s/ Jill Peeper

Jill Peeper

Treasurer and Principal Financial Officer

Manning & Napier Fund, Inc.

Date: January 3, 2025